united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road,      Cincinnati, Ohio        45247

(Address of principal executive offices)         (Zip code)

Marc E. Figgins, CFO, 3777 West Fork Road, Cincinnati, Ohio 45247

(Name and address of agent for service)

Registrant's telephone number, including area code (513) 661-3100

Date of fiscal year end: 12/31

Date of reporting period: 6/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual
Report

June 30, 2015

(Unaudited)

t	Johnson Equity Income Fund
t	Johnson Growth Fund
t	Johnson Opportunity Fund
t	Johnson Realty Fund
t	Johnson International Fund
t	Johnson Fixed Income Fund
t	Johnson Municipal Income Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100    (800) 541-0170    fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2015 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2015 – Unaudited

August 2015

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2015 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first half of 2015 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

As the first half of 2015 drew to a close, both the Dow Jones Industrial Average and the S&P 500 Index gave up their year-to-date gains. The catalyst for the end-of-June sell off, Greece, was an all-too-familiar one. Markets had been for the most part inured to events in Europe related to the Greek problem. Negotiations on terms of the bailout have dragged throughout the year and many times when events took a negative turn, investors seemed to shrug it off. After all, Greece represents just 0.3% of the global economy. However, it is clear that the ongoing struggle between Greek political leaders and their European creditors remains a near-term risk to global stock and bond prices.

While the problem is nothing new, the circumstances surrounding the issue have changed since the fall of 2011 when the issue first reared its head. At the time, the risk of contagion (negative spillover effects in markets outside of Greece and Europe) was much greater because a majority of Greek debt was held by the private financial sector around the world. Over the past several years, however, much of the debt has been assumed by the European Central Bank (ECB), the European Stability Mechanism, and the International Monetary Fund, so that in the event of a Greek default, the financial impact might be contained within the public sector. The resolution of the Greek issue will have implications for other countries in fiscal trouble, such as Portugal, Spain, and Ireland, and is surely factoring into the ECB’s strategy related to Greece. While the ups and downs of the drama may affect markets in the short term, there are much more significant factors that will impact the markets in the latter half of 2015 and beyond, such as economic growth, central bank policy, and corporate earnings growth.

Another topic that has garnered attention this year is when the Federal Reserve (Fed) might make its first move to raise interest rates. The last time the Fed embarked on a rate-tightening cycle was in June 2004. It is clear that even the prospect of such a move can affect markets. Without announcing any changes, the mere telegraphing of a move later this year has led to a rise in bond yields and shifts in the stock and currency markets. For example, the 10-year U.S. Treasury yield touched its low of 1.64% in January, but jumped to 2.35% by the end of June as the bond market prepares for higher rates. Rate-sensitive stocks have suffered, evidenced by heavy losses in utilities and real estate stocks.

Overall, markets have steeled themselves somewhat to the prospect of a rate hike as time has passed. In May 2013 when the Fed was in the midst of quantitative easing, the mere mention of “tapering” (another form of policy tightening) by then-Chairman Ben Bernanke created some turbulence in global markets. Now the market seems more comfortable with the prospect of the first rate hike coming in later this year. Given the state of the U.S. economy, it would take a significant slowdown over the next several months in order for the Fed to delay “liftoff.” The labor market, housing data, and consumer spending trends all point to a healthy and improving environment. The focus has turned from the date of liftoff to how quickly the Fed will raise rates after the first hike. The Fed has consistently reminded its audience that its path is dependent on the economic data, meaning that subsequent rate hikes could come in fits and starts.

That being said, U.S. stocks have very often risen in the wake of Fed rate hikes. In the first month following the June 2004 Fed hike to short-term rates, the S&P 500 fell 3.3%. But in the 6 months following, the S&P 500 gained 7.2%. International markets will take notice of whatever happens with the Fed. In the past, emerging market countries have been heavily affected by changes in developed market central bank policy, and they were hit hard in the 2013 “taper tantrum.” But it does not mean that emerging markets will necessarily fall when the Fed hikes, as other factors could overwhelm any fallout from a rate increase. Emerging markets continue to grow at a faster clip than developed markets, while trading at a discount.

A volatile but range-bound U.S. stock market and rising U.S. interest rates served to highlight the benefits of diversification in the first half of 2015. For the past several years diversification has not been the best strategy in terms of producing the highest returns. Investors would have been better off with exposure to nothing but U.S. stocks. But events this year are a helpful reminder of the longer-term benefits of maintaining exposure to various asset classes. While U.S. large cap stock returns were muted, international stocks experienced strong gains in many countries. Mid cap and small cap stocks also outperformed large caps. Investment-grade bond returns were essentially flat in the first half, and in some cases, bond alternatives designed to add value in an environment of rising interest rates outperformed.

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Through June 30th, it had been 981 trading days (almost four years) since the S&P 500 Index experienced a loss of 10%, the third longest such stretch since 1950. During that time the market has gained almost 72%. No one knows when the next correction will occur, and the simple fact that it has been a long time does not portend an imminent drop. Nonetheless, we focus on constructing portfolios that can weather the storms that are sure to come so that clients can preserve and build wealth for the long-term. For many clients, that means maintaining a diversified portfolio of high-quality stocks to provide growth complemented by a portfolio of high-quality investment-grade bonds to provide stability in times of stress. We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

JOHNSON EQUITY INCOME FUND
Performance Review – June 30, 2015 Unaudited

For the first six months year through June 30, 2015, the Johnson Equity Income Fund declined -2.09%. The Fund lagged the S&P 500 Index return of 1.23% and the Lipper Equity Income Index return of -0.62%. The Lipper Equity Income Index is an index consisting of the thirty largest equity income-oriented mutual funds.

Sector allocations and stock selection both made negative contributions to relative performance during the first half of the year with stock selection accounting for approximately three-quarters of the underperformance. The Fund’s percentage of stocks that outperformed the S&P 500 was well below fifty-percent. Stock selection made negative contributions in six out of the eight sectors to which the Fund had allocations, with the largest negative contributions in the Health Care and Consumer Discretionary sectors. Owens & Minor and Zimmer Biomet were notable laggards in the Health Care sector with Nordstrom and TJX — both notable strong performers last year — lagging in the Consumer Discretionary sector. Stock selection in the Financials sector contributed most positively driven by PartnerRe and IBERIABANK Corp., a new addition during the period.

The Health Care and Consumer Discretionary sectors were the top two performing sectors in the period and the Fund had underweights in both. The Energy sector continued its poor performance from the end of last year and the Fund’s overweight continued to be a detriment. Having no allocation to the underperforming Utilities sector, which declined nearly 11% in the first six months, made the single greatest positive allocation contribution. The combination of stock selection and sector allocations in the Health Care and Energy sectors contributed most negatively to the Fund’s performance.

During the first half of the year, new additions to the portfolio included Union Pacific and W.W. Grainger in the Industrials sector, IBERIABANK and Invesco in the Financials sector, along with cable operator Comcast and Western Digital in the Technology sector. The Fund sold its positions in insurance broker AON PLC and retailer Target after strong performance and both stocks exceeding our fair value estimates.

Broader style headwinds also contributed to the Fund’s lagging performance as growth stocks outperformed value stocks. Additionally, stocks with no or very low dividend yields outperformed stocks with above-average dividend yields. Investors appear to be favoring stocks exhibiting high growth characteristics, but with seemingly less regard for valuation. It continues to be a difficult environment to find high quality companies with attractive valuations, although a few select opportunities presented themselves during the period.

Average Annual Total Returns as of June 30, 2015
	Equity Income Fund	S&P 500 Index
Six Months	-2.09%	1.23%
One Year	-1.63%	7.42%
Three Years	14.42%	17.31%
Five Years	14.94%	17.34%
Since Inception*	7.85%	7.69%

*	Fund Inception was December 30, 2005.

Above average dividend income and long-term capital growth is the objective of the Johnson Equity Income Fund, and the primary assets are stocks of large-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The net expense ratio is 1.00% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the S&P 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON GROWTH FUND
Performance Review – June 30, 2015 Unaudited

For the six months ending June 30, 2015, the Johnson Growth Fund returned -0.16%, which trailed the return of 1.23% for the Standard & Poors 500(S&P 500) Index.

The Fund owns stocks in seven of the ten sectors within the S&P 500. For the first half of the year, the Fund outperformed in three of those sectors. Continuing the trend we have seen over the last year, stocks with less exposure to Europe and emerging markets generally performed the best. Finance was the best performing sector relative to the market. Gains in the sector were broad, as six of the eight names owned were additive to performance. Western Alliance Bancorp returned 21.4% and was the best performing stock in the sector. Despite the continued weakness in the energy markets, the Fund realized strong relative performance in the Energy sector. Baker Hughes, which is being acquired by Halliburton, and Continental Resources were the primary contributors to the Energy outperformance. The Fund also outperformed in Technology, which is the sector where the Fund has the largest weight. Fortinet, which supplies internet and computer network security solutions, gained 35%.

The worst performing sector relative to the S&P 500 was Consumer Discretion, as Michael Kors dropped 43% due to slower sales growth. Michael Kors accounted for two thirds of the Funds’ underperformance for the period. The Industrial sector also underperformed, as slower global growth and continued weakness in the energy markets led to concerns of lower infrastructure spending. Union Pacific and Fluor were hit particularly hard. Despite our HealthCare stocks returning almost 8%, the Fund saw relative underperformance in the sector. Actavis gained 17%, and both Mednax and Biogen saw double digit gains.

The Fund has its largest overweight positions in the Industrial and Technology sectors. We would expect to remain overweight in Technology given the solid growth opportunities we are finding in that sector. The weakness in some of the more cyclical names in the Industrials sector have made many of these companies more attractive on a valuation basis, but fundamentals may remain somewhat weak given their exposure to weaker international and energy markets. The largest underweight position is in the Healthcare sector, as we have lowered our exposure given the strong performance of many of the names in the sector. The Fund has no weight in the Telecommunications, Materials and Utility sectors.

New stocks purchased in the first half of the year included Hershey Foods, Polaris Industries, IberiaBank, Biogen and Ultimate Software. Position eliminated during the period were Eaton, JM Smucker, Baker Hughes, PNC Financial, AON and F5 Networks.

Average Annual Total Returns as of June 30, 2015
	Growth Fund	S&P 500 Index
Six Months	-0.16%	1.23%
One Year	2.75%	7.42%
Three Years	15.77%	17.31%
Five Years	14.59%	17.34%
Ten Years	6.21%	7.89%

Long-term capital growth is the objective of the Johnson Growth Fund, and the primary assets are stocks of larger-sized U.S. companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The net expense ratio is 1.00% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the Standard & Poors 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON OPPORTUNITY FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Opportunity Fund had a net total return of 3.53% through the first six months of 2015, lagging the Russell 2500 Index’s 4.81% return. Relative performance was challenged by the market’s strong preference for growth stocks, which is not a style emphasis for the Fund’s more value-minded investment approach. The Russell 2500 Growth Index’s total return was 8.1%, outpacing the Russell 2500 Value Index’s 1.7% return by a wide margin. This growth style characteristic is also prevalent in the top performing sectors: Health Care, Consumer, and Technology.

Finding high quality, reasonably valued stocks within the Health Care sector has been difficult, as investors have continued to pour money into the sector in a speculative way. Health Care stocks continued their dominating performance into 2015, with the sector up 22% in just six months. This follows a similarly large return in 2014, and to its disadvantage, the Fund has been underweight the sector throughout this period. The Fund’s lone biotechnology holding, United Therapeutics, was its biggest positive contributor. Other top performers from the Health Care sector included Universal Health Services, a hospital operator, and Cynosure, a maker of aesthetic treatment devices.

Some of the Fund’s best and worst performers are indicative that fashion can be fickle. The Fund’s biggest return detractor, Michael Kors Holdings Ltd., continued to reflect investor concerns about a rapid sales slowdown at this handbag & apparel company that was one of the fastest growing retailers only two years ago. But some of the Fund’s top positive contributors were also in the apparel category, including G-III Apparel, a licensed wholesaler of well-known brands such as Calvin Klein and Steven Madden, a seller of footwear and handbags. Diversified consumer goods company, Helen of Troy, was the largest percentage gainer during the six month period, up over 50%.

Repercussions from last year’s major drop in oil prices continued to ripple through companies with exposure to North American drilling including Flotek Industries and Powell Industries, which have had earnings estimates severely lowered since the beginning of the year. Other large negative performance contributors in the Fund included Kapstone Paper & Packaging, Lexington Properties, and F5 Networks.

As the stock market has pushed to new highs, investors have been seeking stocks that are exhibiting high growth characteristics with less regard for valuation, which raises the market’s risk level. While some select companies might ultimately earn those premium valuations through growth, the Fund’s primary focus is on buying quality companies at low valuations, which is a strategy better aligned for consistent results within a long-term investment philosophy.

Average Annual Total Returns as of June 30, 2015
	Opportunity Fund	Russell 2500 Index
Six Months	3.53%	4.81%
One Year	4.13%	5.92%
Three Year	19.78%	18.66%
Five Years	15.87%	17.86%
Ten Years	7.92%	9.09%

Long-term capital growth is the objective of the Johnson Opportunity Fund, and the primary assets are equity securities of medium sized companies. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The net expense ratio is 1.00% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the Russell 2500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell Midcap Index is the established benchmark. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON REALTY FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Realty Fund posted a rate of return of -6.30% for the period ending June 30, 2015 compared to a return of -6.10% for the S&P US REIT Index.

The market experienced two distinct return environments in the quarters of the first half of 2015. The first quarter witnessed continued strength, as interest rates rallied, and REITs provided a solid 3.87% return. They experienced a sharp performance reversal in the second quarter as REITs declined over 9.50%. This was driven by interest rates moving for the 10 year Treasury from 1.92% at the end of March to the current 2.35%. REITs significantly underperformed the broader equity market, as defined by the S&P 500, which was up 1.23%. The primary drivers were the rise in interest rates, negatively impacting the capital structures, the belief that other yield vehicles offered better return prospects and the concern that the Federal Reserve’s actions could adversely impact the not yet strong US economy.

We have discussed in the past why REITs have been one of the main beneficiaries of the low interest environment. That interest environment changed in the first half of 2015, with interest rates for the 10 year Treasury increasing from a yield of 2.17% on January 1st to the current 2.35%. The market is anticipating that yields will continue to move higher as the Federal Reserve starts to reverse their zero interest rate policy. When interest rates rise or are anticipated to rise, other yield investments start to gain greater appeal and the cost of capital for REITs rise. REITs historically perform best in flat to declining interest rate environments, which is the environment we have seen over the past many years. Rising interest rates provide near-term headwind for REITs.

The Johnson Realty Fund experienced roughly in-line performance with the S&P US REIT index. Overall property type allocation was somewhat additive. Our slight overweight in Apartments & Self-Storage and underweight in Healthcare benefitted the Fund. An overweight position in Office/Industrial was a negative contributor. Self-Storage, the best performing property type, was up 3.72%. Apartments also posted a positive rate of return, up 0.82%. Healthcare was the worst performing property type, down 11.74%. Office/Industrial properties posted poor returns of -7.13%.

Overall security selection was neutral. The Realty Fund owned several strong performers. Extra Space Storage (+21.6%), Home Properties (+16.7%) and CubeSmart (+10.7%) lead that list. On the negative side, we owned Washington Prime (-15.9%), Host Marriott (-14.6%), Lexington Properties (-12.8%), Cousins Properties (-12.5%) and Eastwood Properties (-9.5%).

REITs continue to possess lower correlation relative to other asset classes, which provides portfolio diversification benefits. We would expect as interest rates rise, investors that had sought yield in REITS may leave the asset class. While initially higher interest rates are indicative of a better economy, longer term the increase in the cost of capital of REITS makes them less attractive. The Fund’s philosophy is to remain fully invested. We believe that the Realty Fund’s quality focus and diversified approach to the real estate market will provide investors with asset class like returns.

Average Annual Total Returns as of June 30, 2015
	Realty Fund	S&P US REIT Index	NAREIT Index
Six Months	-6.30%	-6.10%	-5.40%
One Year	3.53%	3.99%	3.40%
Three Years	7.73%	8.74%	8.50%
Five Years	12.98%	14.27%	13.90%
Ten Years	5.40%	6.91%	6.41%

Long-term capital growth and above average dividend income are the objectives of the Johnson Realty Fund, and the primary assets are real estate related equity securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The net expense ratio is 1.00% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the S&P US REIT Index or the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P US REIT Index is the primary benchmark, replacing the NAREIT Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON INTERNATIONAL FUND
Performance Review – June 30, 2015 Unaudited

The Johnson International Fund had a total return of 4.33% during the first six months of 2015, slightly outperforming the MSCI ACWI ex-US Index’s 4.03% return. After trailing the U.S. market last year by the widest gap since 1997, international stocks have turned things around so far in 2015, outpacing the U.S. market return year-to-date. Whereas, U.S. investors have anxiously started to anticipate a tightening of monetary policy by the Federal Reserve before years’ end, most major foreign central banks still remain in easing mode, an important attribute for investors this cycle. The Fund has captured this trend through a diverse portfolio of foreign stocks with broad sector and country exposures.

A style preference for growth was evident through the first half of the year. With a tepid global economic outlook, investors have strongly favored stocks that rely less heavily on the production economy for earnings, as evidenced by leading performance from the consumer-driven Health Care and Consumer Discretionary sectors. Utilities, sensitive to higher interest rates, and Energy, still reeling from a severe drop in oil prices late last year, had negative returns for the six month period.

Within the Fund, security selection in the Finance sector was very beneficial to performance, accounting for ten of the Fund’s top twenty performers. Similar to last year, Health Care was the best performing sector in the index, and the Fund benefitted from an overweight position and big gains in stocks such as Novo Nordisk A/S, a Danish pharmaceutical company marketing diabetes treatments. Commodity producers Royal Dutch Shell and Vale S.A. were the biggest detractors, as investors continued to anticipate severe earnings declines following last year’s plunge in commodity prices.

Asian markets contributed many of the Fund’s winners in the first half of the year. The Bank of Japan has continued to aggressively ease monetary policy to the advantage of its equity markets, and half of the Fund’s top ten performance contributors were Japanese stocks including Mitsubishi UFJ Financial, Tokio Marine Holdings, Nitto Denko Corp., Sony Corp., and Sumitomo Mitsui Financial Group. Several of the Fund’s worst performers were Canadian based companies, including Open Text, Canadian Pacific, CGI Group, Canadian National Railway, Bank of Montreal, Suncor Energy, and Royal Bank of Canada.

Greece and China have grabbed a lot of the headlines this year as they are important stories in an interconnected global market. However, direct exposure within the Fund to these volatile markets is very limited. The Fund does not own any Greek stocks and China is underweighted within the Fund, accounting for only about 3% of the Fund’s weight.

Foreign countries account for roughly three-fourths of global GDP, but only half of global market capitalization. These share exposures should converge more over time as capital markets develop and investors seek a wider set of opportunities. International economies have been slower to recover than the U.S. economy during this cycle, but with accommodative central banks and less expensive valuations, the Johnson International Fund should continue to offer attractive investment attributes for long-term investors.

Average Annual Total Returns as of June 30, 2015
	International Fund	MSCI ACWI ex US Index	MSCI EAFE Index
Six Months	4.33%	4.03%	5.52%
One Year	-3.10%	-5.26%	-4.22%
Three Years	10.16%	9.44%	11.97%
Five Years	8.69%	7.76%	9.54%
Since Inception*	10.48%	10.64%	10.40%

Asset Allocation by Country as of June 30, 2015
Japan	15.49%	India	3.49%
United Kingdom	15.08%	China	3.04%
Other*	8.84%	Netherlands	3.03%
Germany	8.29%	Israel	2.65%
Canada	7.42%	Taiwan	2.61%
Switzerland	7.37%	Sweden	2.15%
France	5.80%	Mexico	1.98%
Australia	4.09%	Brazil	1.74%
Hong Kong	3.63%	South Korea	1.69%

*	Countries in “Other” category include: Chile, Denmark, Italy, Norway, Philippines, Russia, South Africa, Singapore, Spain

*	Fund Inception was December 8, 2008.

Long-term capital growth is the objective of the Johnson International Fund, and the primary assets are equity securities of foreign companies traded on U.S. exchanges and ADRs (American Depository Receipts). The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees and expenses, whereas neither Index incurs fees nor expenses. The net expense ratio is 1.00% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the MSCI EAFE Index or MSCI ACWI ex US Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The MSCI ACWI ex US Index is the primary benchmark, replacing the MSCI EAFE Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON FIXED INCOME FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Fixed Income Fund provided a total return of 0.02% for the first half of 2015, compared to a -0.10% return for the Barclays Capital Aggregate Index. Increasing International bond yields along with continued gradually improving US economic conditions helped pressure longer maturity US rates higher so far in 2015.

Bond yields were volatile in the first half of 2015, initially moving significantly lower to begin the year, depressing the slope of the Treasury curve, but providing an opportunity for the Fund to reduce its sensitivity to rising interest rates relative to its benchmark. This change in positioning helped prepare the Fund for the ensuing significant move higher in longer maturity bond yields that resulted in a notable steepening of the yield curve by mid-year. The Fund benefitted from a shorter duration stance than its benchmark, however, the Fund’s maturity composition detracted from performance as the curve steepened in the first half of 2015.

Meanwhile, intermediate and longer maturity credit mostly lagged over the first six months of 2015 with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many corporate credits widening while Energy related industrial credits tightened as the price of oil rebounded from its lows during the first half. The Fund’s overweight to shorter duration, more liquid, lower volatility credits was a driver of outperformance during the first half, while its underweight to Energy related names served as a headwind relative to the Fund’s benchmark. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 10% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into the second half of 2015, we expect the market will continue to anticipate the first Fed rate hikes since 2006, placing a growing emphasis on the timing of liftoff and the pace of rate hikes. Growth in the US has likely generated enough positive momentum to allow the Federal Reserve to begin the slow normalization process after several years of emergency policy measures following the financial crisis. The positive economic momentum is also likely to be supportive of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has maintained its duration at a below neutral stance relative to its benchmark and holds securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations still low, due to the effects of the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the US economy along with reflationary global Central Bank policies. Finally, the Fund is positioned going forward to benefit from a resumption in the flattening of the yield curve which often happens during periods when the Federal Reserve tightens monetary policy.

Average Annual Total Returns as of June 30, 2015
	Fixed Income Fund	Barclays Capital Aggregate Index
Six Months	0.02%	-0.10%
One Year	1.96%	1.86%
Three Years	1.86%	1.83%
Five Years	3.20%	3.35%
Ten Years	4.40%	4.44%

A high level of income over the long term consistent with preservation of capital is the objective of the Johnson Fixed Income Fund, and the primary assets are investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The net expense ratio is 0.85% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the Barclays Capital Aggregate Index. The Barclays Capital Aggregate Index is the benchmark. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

JOHNSON MUNICIPAL INCOME FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Municipal Income Fund provided a total return of +0.17% during the first half of 2015 compared to +0.57% for the Barclays Capital 5-Year General Obligation Municipal Index.

Municipal yields rose modestly during the first half of the year leading to the Fund’s small positive return with the Fund’s emphasis on higher yielding and longer duration securities accounting for the underperformance relative to its benchmark. The Fund’s laddered maturity structure also detracted from performance as the municipal yield curve steepened with yields on longer maturity bonds increasing the most. While the benchmark is comprised solely of 4 – 6 year maturity securities, the Fund is constructed with a laddered maturity profile of bonds primarily due within 1 to 15 years.

New issue supply of municipal securities was strong during the first half of 2015 as issuers took advantage of low interest rates to refinance outstanding debt obligations. This countered a trend of low supply that caused the market to shrink by about $100 billion to $3.6 trillion from 2010 to 2014. Although demand for municipal debt was solid and higher than in previous years, it was outweighed by the increase in new issue supply and this imbalance caused yields to rise, particularly in longer maturity bonds. Defaults in the municipal sector remained low on an absolute basis despite headlines surrounding fiscal challenges in Chicago and Puerto Rico. Tax revenues for many municipalities continue to show improvement, with the vast majority of states reporting increased revenue in FY2014. However, we continue to expect lower quality issuers, primarily in a handful of states such as New Jersey, Illinois and particularly the territory of Puerto Rico, to face financial pressure. The Fund avoids such securities maintaining a strict focus on high quality municipal issuers. Over 70% of the Fund is rated AA or higher. Furthermore, the Fund is diversified by issuer, sector and state with approximately 29% of its assets in states other than Ohio.

Looking forward into the second half of 2015, we expect that technical factors should improve. Although new issue supply has been robust so far in 2015, this has been primarily due to debt refinancing activity which tends to decline as yields rise. In addition, higher marginal tax rates should keep the municipal interest exemption in demand. However, rising yields may mute returns as the market has begun to look toward the first Fed rate hikes since 2006. While interest rates are poised to increase as the economy continues to gradually improve, municipals have historically outperformed other bond market alternatives during similar periods. We still see value in the municipal bond market, as the ratios of municipal bond yields to comparable maturity treasury yields are at attractive levels throughout the curve. Valuation remains favorable for a laddered maturity portfolio relative to the benchmark while the Fund’s strong yield advantage should also aid performance for the remainder of 2015.

Average Annual Total Returns as of June 30, 2015
	Municipal Income Fund	Barclays Five Year G.O. Municipal Index
Six Months	0.17%	0.57%
One Year	2.03%	1.31%
Three Years	1.94%	1.68%
Five Years	2.96%	2.78%
Ten Years	3.52%	3.82%

As rated by either Standard & Poor’s or Moody’s Rating Agencies.

A high level of federally tax-free income over the long term consistent with preservation of capital is the objective of the Johnson Municipal Income Fund, and the primary assets are intermediate term Ohio municipal bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Six month returns are not annualized. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. The Fund’s performance is after all fees and expenses, whereas the Index does not incur fees or expenses. The net expense ratio is 0.65% as of the Fund’s most recent prospectus dated May 1, 2015. A shareholder cannot invest directly in the Barclays Capital Five Year General Obligation Municipal Bond Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

EQUITY INCOME FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Common Stocks	Shares	Fair Value
Danaher Corp.	56,770	$4,858,944
Dover Corp.	42,200	2,961,596
Emerson Electric Co.	49,950	2,768,729
Norfolk Southern Corp.	41,400	3,616,704
W.W. Grainger Inc.	12,800	3,029,120
Union Pacific	29,000	2,765,730
13.6% – Total For Industrials		$20,000,823
AT&T Inc.	92,640	3,290,573
2.2% – Total For Telecommunication Services		$3,290,573
Coca Cola Co.	108,680	4,263,516
Hershey Foods Corp.	50,600	4,494,798
JM Smucker Co.	26,300	2,851,183
Nestle SA – ADR	82,700	5,967,632
Procter & Gamble Co.	33,990	2,659,378
Unilever PLC	103,950	4,465,692
16.9% – Total For Consumer Staples		$24,702,199
Comcast Corp.	81,500	4,901,410
Nordstrom Inc.	64,850	4,831,325
TJX Companies	55,000	3,639,350
9.1% – Total For Consumer Discretionary		$13,372,085
Chevron Corp.	54,385	5,246,521
ConocoPhillips	62,900	3,862,689
Hess Corp.	41,300	2,762,144
Royal Dutch Shell PLC, Class B ADR	64,800	3,716,280
Schlumberger Ltd.	35,150	3,029,579
12.7% – Total For Energy		$18,617,213
Iberiabank Corp	72,500	4,873,200
Everbank Financial Corp.	248,000	4,946,675
Invesco Ltd.	76,450	2,866,110
Marsh & McLennan Companies Inc.	56,800	3,220,560
PartnerRE Ltd.	22,850	2,936,225
RenaissanceRE Holdings Ltd.	28,500	2,893,035
14.8% – Total For Financial Services		$21,735,805
Abbott Laboratories	92,100	4,520,268
Owens & Minor Inc. Holding Company	135,500	4,607,000
Zimmer Holdings Inc.	41,100	4,489,353
9.3% – Total For Health Care		$13,616,621

Common Stocks	Shares	Fair Value
Accenture PLC	47,500	$4,597,050
Apple Computer Inc.	23,760	2,980,098
Cisco Systems Inc.	159,000	4,366,140
Linear Technology Corp.	55,600	2,459,188
Microsoft Corp.	64,275	2,837,741
Oracle Corp.	102,000	4,110,600
Qualcomm Inc.	44,130	2,763,862
SAP AG ADR	61,800	4,340,214
Western Digital Corp.	31,850	2,497,677
21.1% – Total For Information Technology		$30,952,570
Total Common Stocks 99.7%		$146,287,889
(Identified Cost $126,489,955)
Cash Equivalents
First American Government Obligation Fund, Class Z**	238,125	238,125
Total Cash Equivalents 0.2%		$238,125
(Identified Cost $238,125)
Total Portfolio Value 99.9%		$146,526,014
(Identified Cost $126,728,080)
Other Assets in Excess of Liabilities		$150,347
Total Net Assets 100.0%		$146,676,361
**	Variable Rate Security; as of June 30, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

GROWTH FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Common Stocks	Shares	Fair Value
3M Co.	6,540	$1,009,122
Danaher Corp.	19,000	1,626,210
Dover Corporation	21,900	1,536,942
Emerson Electric Co.	15,130	838,656
Fluor Corp.	18,325	971,408
Pronto Labs Inc.	8,100	546,588
Union Pacific Corp.	13,500	1,287,495
14.9% – Total For Industrials		$7,816,421
CVS Corp.	11,620	1,218,706
Hershey Company	11,725	1,041,532
Nestle SA – ADR	21,020	1,516,803
Procter & Gamble Co.	11,700	915,408
The Fresh Market*	12,850	412,999
Treehouse Foods Inc.*	13,000	1,053,390
11.8% – Total For Consumer Staples		$6,158,838
Cabela’s Inc.*	10,050	502,299
Michael Kors Holdings Ltd.*	15,820	665,863
Nordstrom Inc.	14,300	1,065,350
Polaris Industries inc.	3,850	570,224
Priceline.com Inc.*	900	1,036,233
TJX Companies	17,900	1,184,443
Walt Disney Co.	10,500	1,198,470
11.9% – Total For Consumer Discretionary		$6,222,882
Chevron Corp.	10,370	1,000,394
Continental Resources Inc.*	9,400	398,466
EOG Resources Inc.	17,340	1,518,117
Schlumberger Ltd.	16,005	1,379,471
8.2% – Total For Energy		$4,296,448
Axis Capital Holdings Ltd.	20,650	1,102,090
Everbank Financial Corp.	56,300	1,106,295
Iberiabank Corp.	17,200	1,173,556
Invesco Ltd.	27,500	1,030,975
PRA Group Inc.*	28,525	1,777,393
Western Alliance Bancorp.*	41,875	1,413,700
14.5% – Total For Financial Services		$7,604,009
Allergan PLC	3,900	1,183,494
Analogic Corp.	12,050	950,745
Biogen Idec Inc.	2,920	1,179,505
Mednax Inc.*	15,100	1,119,061
Vertex Pharmaceuticals Inc.*	8,210	1,013,771
10.4% – Total For Health Care		$5,446,576

Common Stocks	Shares	Fair Value
Apple Inc.	16,560	$2,077,038
EMC Corp.	34,550	911,775
Facebook Inc.*	9,800	840,497
FEI Co.	6,700	555,631
Fortinet Inc.*	17,150	708,809
Google Inc. – Class A*	920	496,837
Google Inc. – Class C*	2,035	1,059,238
IPG Photonics Corp.*	5,700	485,498
Oracle Corp.	38,200	1,539,460
Qualcomm Inc.	14,000	876,820
Red Hat Inc.*	16,000	1,214,880
Ruckus Wireless Inc.*	44,000	454,960
SAP AG ADR	13,300	934,059
Ultimate Software Group	3,575	587,515
24.3% – Total For Information Technology		$12,743,017
Total Common Stocks 96.0%		$50,288,191
(Identified Cost $39,143,393)
Cash Equivalents
First American Government Obligation Fund, Class Z**	2,090,789	2,090,789
Total Cash Equivalents 4.0%		$2,090,789
(Identified Cost $2,090,789)
Total Portfolio Value 100.0%		$52,378,980
(Identified Cost $41,234,182)
Liabilities in Excess of Other Assets 0.0%		$(13,469)
Total Net Assets 100.0%		$52,365,511
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Common Stocks	Shares	Fair Value
Avery Dennison Corp.	9,700	$591,118
Boise Cascade Co.	14,000	513,520
Flotek Industries Inc.*	32,000	400,960
Kapstone Paper & Packaging Corp.	21,000	485,520
Valspar Corp.	6,700	548,194
Westlake Chemical Corp.	6,000	411,540
6.7% – Total For Materials		$2,950,852
Alamo Group Inc.	15,000	819,600
Carlisle Corp.	4,100	410,492
Circor International Inc.	9,700	528,941
Copa Holdings SA	2,200	181,698
Deluxe Corp.	11,100	688,200
Dover Corp.	8,000	561,440
Essendant Inc.	12,400	486,700
Fluor Corp.	7,100	376,371
Generac Holdings Inc.*	7,000	278,250
Hillenbrand Inc.	18,000	552,600
Lincoln Electric	4,600	280,094
Old Dominion Freight*	6,300	432,212
Orbital ATK Inc.	3,600	264,096
Pentair PLC	9,000	618,750
Pronto Labs Inc.	8,000	539,840
Snap-On Tools Corp.	3,100	493,675
Trinity Industries	15,800	417,594
Watsco Inc.	2,900	358,846
18.8% – Total For Industrials		$8,289,399
Church & Dwight Co. Inc.	6,000	486,780
Energizer Holdings Inc.	2,700	355,185
Herbalife Ltd.*	4,500	247,905
Ingredion Inc.	3,600	287,316
JM Smucker Co.	4,500	487,845
Nu Skin Enterprises	5,000	235,650
The Fresh Market*	9,000	289,260
Treehouse Foods Inc.*	7,200	583,416
6.7% – Total For Consumer Staples		$2,973,357
Advance Auto Parts Inc.	2,800	446,012
AMC Networks*	7,600	622,060
Foot Locker Inc.	6,000	402,060
Gentex Corp.	23,600	387,512
G-III Apparel Group Ltd.*	11,000	773,850
GNC Holdings Inc.	5,600	249,088
Hanesbrands Inc.	12,000	399,840
Helen Of Troy Ltd.*	4,300	419,207

Common Stocks	Shares	Fair Value
LKQ*	15,800	$477,871
Michael Kors Holdings Ltd.*	4,300	180,987
Nordstrom Inc.	8,500	633,250
Polaris Industries Inc.	3,300	488,763
Steven Madden Ltd.*	18,600	795,708
Thor Industries Inc.	10,700	602,196
Vista Outdoor Inc.	7,200	323,280
16.4% – Total For Consumer Discretionary		$7,201,684
Helmerich & Payne Inc.	6,000	422,520
Hollyfrontier Corp.	7,600	324,444
Oceaneering International	4,400	204,996
US Silica Holdings Inc.	21,700	637,112
3.6% – Total For Energy		$1,589,072
Argo Group International Holdings Ltd.	9,240	514,668
Assurant Inc.	6,000	402,000
Axis Capital Holdings Ltd.	14,500	773,865
Berkshire Hills Bancorp Inc.	22000	626,560
Endurance Specialty Holdings Ltd.	7,300	479,610
Everbank Financial Corp.	36,000	707,400
Everest RE Group LTD	3,200	582,432
FNF Group Inc.	11,500	425,385
German America Bancorp	20,000	589,000
Home Bancshares Inc.	11,000	402,160
Lakeland Bancorp Inc.	50,000	594,500
PartnerRE Ltd.	5,200	668,200
PRA Group Inc.*	12,000	747,720
Principal Financial Group Inc.	7,700	394,933
Reinsurance Group of America	4,500	426,915
RenaissanceRE Holdings Ltd.	6,000	609,060
Unumprovident Corp.	9,100	325,325
Western Alliance Bancorp.*	25,000	844,000
23.0% – Total For Financial Services		$10,113,733
Analogic Corp.	6,700	528,630
Cynosure Inc.	18,000	694,440
Mednax Inc.*	10,000	741,100
Owens & Minor Inc. Holding Co.	17,800	605,200
United Therapeutics Corp.*	5,300	921,935
Universal Health Services Inc.	4,000	568,400
VCA Inc.*	7,300	397,156
10.1% – Total For Health Care		$4,456,861

The accompanying notes are an integral part of these financial statements.

OPPORTUNITY FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Common Stocks	Shares	Fair Value
Amdocs Ltd.	7,300	$398,507
Brocade Communications Systems Inc.	59,300	704,484
Flir Systems Inc.	9,800	302,036
IPG Photonics Corp.*	7,000	596,225
Neustar Inc.*	14,600	426,466
PC Connection Inc.*	27,000	667,980
Red Hat Inc.*	11,700	888,381
Ubiquiti Networks Inc.	13,700	437,235
10.1% – Total For Information Technology		$4,421,314
UGI Corp.	10,800	372,060
WEC Energy Group Inc.	12,100	544,137
2.1% – Total For Utilities		$916,197
Total Common Stocks 97.5%		$42,912,469
(Identified Cost $34,936,883)
Real Estate Investment Trusts (REITs)
Lexington Realty Trust	53,000	449,440
Retail Properties of America	19,900	277,207
Total REITs 1.7%		$726,647
(Identified Cost $757,655)
Cash Equivalents
First American Government Obligation Fund, Class Z**	330,273	330,273
Total Cash Equivalents 0.8%		$330,273
(Identified Cost $330,273)
Total Portfolio Value 100.0%		$43,969,389
(Identified Cost $36,024,811)
Other Assets in Excess of Liabilities 0.0%		$14,337
Total Net Assets 100.0%		$43,983,726
*	Non – income producing security.
**	Variable Rate Security; as of June 30, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
American Campus Communities Inc.	700	$26,383
Apartment Investment & Management Co.	2,624	96,904
Avalonbay Communities Inc.	1,809	289,205
Camden Property Trust	1,200	89,136
Equity LifeStyle Properties Inc.	1,500	78,870
Equity Residential	5,000	350,850
Essex Property Trust Inc.	865	183,813
Home Properties Inc.	1,100	80,355
Mid-America Apartment Communities Inc.	1,630	118,680
Post Properties Inc.	850	46,214
Senior Housing Properties Trust	3,500	61,425
Sun Communities Inc.	650	40,190
UDR Inc.	3,807	121,938
16.1% – Total For Residential		$1,583,963
American Tower Corp.	5,589	521,398
Brandywine Realty Trust	3,000	39,840
Cousins Properties Inc.	3,500	36,330
Douglas Emmett Inc.	2,500	67,350
Lexington Realty Trust	3,500	29,680
National Retail Properties Inc.	2,250	78,772
PS Business Parks Inc.	500	36,075
Public Storage	2,300	424,051
Retail Properties of America	3,500	48,755
Urban Edge Properties	1,530	31,809
Vornado Realty Trust	2,561	243,116
15.9% – Total For Diversified		$1,557,176
HCP Inc.	6,100	222,467
Health Care Inc.	4,750	311,742
Healthcare Realty Trust Inc.	1,500	34,890
LTC Properties Inc.	650	27,040
Medical Properties Trust Inc.	2,800	36,708
Omega Healthcare Investors Inc.	2,000	68,660
Universal Health Realty Income Trust	300	13,938
Ventas Inc.	4,400	273,196
10.1% – Total For Health Care Facilities		$988,641
Diamondrock Hospitality Co.	4,000	51,240
Host Hotels & Resorts Inc.	12,654	250,929
LaSalle Hotel Properties	1,500	53,190
Pebblebrook Hotels Trust	1,200	51,456
RL Lodging Trust	2,500	74,450

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Ryman Hospitality Properties	1,000	$53,110
Strategic Hotels and Resorts Inc.*	5,000	60,600
Sunstone Hotel Investors Inc.	3,027	45,435
6.5% – Total For Hotels/Motels		$640,410
Alexandria Real Estate Equities Inc.	1,000	87,460
Boston Properties Inc.	2,020	244,501
Corporate Office Properties Trust	2,000	47,080
Digital Realty Trust, Inc.	2,300	153,364
Duke Realty Corp.	5,000	92,850
Equity Commonwealth	1,700	43,639
Highwoods Properties Inc.	1,700	67,915
Kilroy Realty Corp.	1,545	103,747
Liberty Property Trust	2,661	85,737
Mack-Cali Realty Corp.	1,500	27,645
Piedmont Office Realty Trust Inc.	3,500	61,565
10.3% – Total For Office		$1,015,503
BioMed Realty Trust Inc.	2,500	48,350
CubeSmart	2,500	57,900
DCT Industrial Trust Inc.	1,375	43,230
Eastgroup Properties	600	33,738
Extra Space Storage Inc.	1,750	114,135
Prologis Inc.	7,306	271,053
Sovran Self Storage Inc.	450	39,110
6.2% – Total For Industrial		$607,516
Acadia Realty Trust	1,000	29,110
Alexander’s Inc.	100	41,000
CBL & Associates Properties Inc.	1,194	19,343
DDR Corp.	7,055	109,070
Dupont Fabros Technology Inc.	1,800	53,010
EPR Properties	1,000	54,780
Equity One Inc.	1,600	37,344
Federal Realty Investment Trust	1,000	128,090
General Growth Partners Inc.	11,600	297,656
Hospitality Property Trust	2,100	60,522
Kimco Realty Corp.	5,667	127,734
Macerich Co.	2,192	163,523
Realty Income Corp.	4,319	191,720
Regency Centers Corp.	1,375	81,097
Simon Property Group Inc.	4,279	740,353
SL Green Realty Corp.	1,500	164,835
Tanger Factory Outlet Centers Inc.	2,000	63,400
Taubman Centers Inc.	800	55,600
Washington Prime Group Inc.	3,353	45,366

The accompanying notes are an integral part of these financial statements.

REALTY FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Real Estate Investment Trusts (REITs)	Shares	Fair Value
Washington Real Estate Investment Trust	1,500	$38,925
Weingarten Realty Investors	2,500	81,725
26.3% – Total For Retail		$2,584,203
Plum Creek Timber Co. Inc.	2,500	101,425
Rayonier Inc.	2,000	51,100
Weyerhaueser Co.	7,200	226,800
3.9% – Total For Timber		$379,325
Total REITs 95.3%		$9,356,737
(Identified Cost $5,344,791)
Cash Equivalents
First American Government Obligation Fund, Class Z**	444,227	444,227
Total Cash Equivalents 4.5%		$444,227
(Identified Cost $444,227)
Total Portfolio Value 99.8%		$9,800,964
(Identified Cost $5,789,018)
Other Assets in Excess of Liabilities 0.2%		$22,001
Total Net Assets 100.0%		$9,822,965
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2015, the 7 day yield was 0.01%.

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Common Stocks	Shares	Fair Value
Agrium Inc.	1,400	$148,330
Air Liquide SA ADR	3,777	95,936
Anglogold Ltd.	6,000	53,700
Antofagasta PLC	5,900	128,325
BASF SE ADR	1,350	119,691
BHP Billiton Ltd ADR	2,550	103,810
BHP Billiton PLC ADR	2,400	94,944
Newcrest Mining Ltd ADR*	7,400	74,592
Nitto Dendo Corp. ADR	4,000	164,680
Posco	1,400	68,726
Rio Tinto PLC ADR	1,570	64,700
South32 Ltd. ADR	1,980	13,286
Syngenta AG ADR	1,100	89,771
6.2% – Total For Materials		$1,220,491
ABB Ltd.	2,900	60,552
Atlas Copco AB ADR	2,700	75,789
BAE Systems PLC ADR	5,140	145,822
Bunzl PLC ADR	4,000	110,560
Canadian National Railway Co.	1,400	80,850
Canadian Pacific Ltd. Corp.	800	128,184
Cemex ADR	9,740	89,218
Fanuc Corp. ADR	5,900	201,839
Itochu Corp. ADR	3,000	79,470
Keppel Corp. Ltd. ADR	7,900	96,380
Komatsu Ltd. ADR	6,900	138,586
Koninklijke Philips EL – NY Shares	3,673	93,515
Mitsui & Co., Ltd. ADR	300	81,525
Schneider Elect SA ADR	10,000	138,650
Sensata Technologies Holding NV*	3,200	168,768
Siemens AG	900	91,377
Volvo AB ADR	8,000	99,920
9.5% – Total For Industrials		$1,881,005
America Movil – ADR Series L	4,460	95,043
BT Group PLC	1,600	113,424
China Mobile (Hong Kong) Ltd.	2,700	173,043
Chunghwa Telecom Co. Ltd.	2,440	77,885
Deutsche Telekom AG	5,950	102,429
KDDI Corp.	21,600	259,524
MTN Group Ltd. ADR	2,390	44,789
Nippon Telegraph and Telephone Corp. ADR	2,850	103,426
Orange SA ADR	5,896	90,563
Philippine Long Distance Telephone Co. ADR	1,800	112,140

Common Stocks	Shares	Fair Value
SK Telecom Co. Ltd.	3,400	$84,286
SoftBank Corp.	4,300	126,635
Telef Brasil	7,400	103,082
Telefonica SA ADR	4,849	68,856
Telenor Asa ADR	1,500	98,407
Vivendi	3,504	88,616
Vodafone Group PLC ADR	2,727	99,399
9.3% – Total For Telecommunication Services		$1,841,547
Coca-Cola Amatil Ltd. ADR	4,760	33,225
Coca-Cola Enterprises Femsa SA ADR	1,000	79,450
Danone ADR	6,184	80,083
Koninklijke Ahold NV ADR	4,892	92,312
L’Oreal ADR	4,200	150,444
Nestle SA ADR	4,140	298,742
Reckitt Benckiser Group PLC	6,800	118,048
Tesco PLC ADR	10,500	105,052
Unilever NV	2,500	104,600
Unilever PLC	5,730	246,161
Wal-Mart De Mexico SA ADR	4,000	97,480
7.1% – Total For Consumer Staples		$1,405,597
Adidas AG ADR	2,000	76,913
Daimler AG	1,950	179,342
Hennes & Mauritz AB ADR	14,300	109,967
Honda Motor Co. Ltd. ADR	1,940	62,856
Magna International Inc.	5,000	280,450
Marks & Spencer Group PLC	5,000	84,400
Naspers Ltd.	650	101,231
Publicis Groupe ADR	7,800	144,768
Sky PLC ADR	1,700	111,350
Sony Corp. ADR	5,730	162,675
Tata Motors Ltd. ADR	4,325	149,083
Toyota Motor Corp. ADR	2,210	295,587
Volkswagen AG ADR	1,720	79,653
WPP PLC ADR	1,300	146,536
10.1% – Total For Consumer Discretionary		$1,984,811
BG Group PLC ADR	6,100	102,358
BP PLC ADR	2,298	91,828
Cnooc Ltd.	780	110,698
Eni SPA ADR	1,770	62,977
Inpex Corp.	7,000	79,870
Lukoil Corp.	2,300	103,293

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Common Stocks	Shares	Fair Value
Petrochina Co. Ltd. ADR	1,800	$199,458
Petroleo Brasileiro ADR	5,620	50,861
Royal Dutch Shell PLC – Class B	3,700	212,195
Sasol Ltd. Adr	2,800	103,768
Statoil ASA	3,200	57,280
Suncor Energy Inc.	3,200	88,064
Technip SA ADR	6,200	96,658
Total SA ADR	2,300	113,091
Woodside Petroleum ADR	4,300	114,401
8.0% – Total For Energy		$1,586,800
Allianz AG	7,900	123,793
Australia and New Zealand Banking Group Ltd.	6,400	158,464
Banco Bradesco ADR	15,720	143,995
Banco De Chile	931	61,334
Banco Santander SA	9,297	65,172
Bank of Montreal	1,240	73,507
Bank of Nova Scotia	1,800	92,934
Barclays PLC ADR	6,568	107,978
BNP Paribas ADR	3,390	103,293
China Construction ADR	5,300	96,725
CK Hutchison Holdings Ltd.	8,000	185,520
Credit Suisse Group ADR	3,777	104,245
Deutsche Boerse AG	16,000	132,480
Grupo Financiero Santander Mexico Sab De CV	4,300	39,345
HDFC Bank Ltd. ADR	3,900	236,067
HSBC Holdings PLC ADR	5,416	242,691
Icici Bank Ltd. ADR	8,800	91,696
Industrial and Commercial Bank Of China Ltd.	16,900	267,696
Itau Unibanco Holding SA ADR	10,400	113,880
KB Financial Group Inc. ADR*	2,400	78,888
Macquarie Group Ltd. ADR*	1,887	118,824
Manulife Financial Corp.	4,420	82,168
Mitsubishi Estate Co. Ltd. ADR	4,000	86,120
Mitsubishi UFJ Financial Group Inc. ADR	34,300	247,646
Mizuho Financial Group ADR	39,600	171,864
National Australia Bank Ltd. – ADR	7,500	95,400
Orix Corp. ADR	1,750	130,410
Prudential PLC ADR	3,900	189,384

Common Stocks	Shares	Fair Value
Royal Bank of Canada	1,600	$97,840
Sumitomo Mitsui Financial Group Inc.	24,100	214,249
Sun Hung Kai Properties Ltd. ADR	5,450	88,672
Swiss Re Ltd.	4,400	97,812
Tokio Marine Holdings Inc. ADR	6,000	250,500
Toronto Dominion Bank	3,400	144,534
UBS AG ADR	4,800	101,952
United Overseas Bank Ltd. ADR	5,300	182,506
Westpac Banking Corp. Ltd. ADR	4,650	115,041
Zurich Insurance Group ADR	3,240	98,496
25.5% – Total For Financial Services		$5,033,121
Astellas Pharma Inc. ADR	12,400	176,824
Astrazeneca PLC ADR	1,500	95,565
Bayer AG ADR	1,900	267,872
Dr. Reddy’s Laboratories Ltd.	3,340	184,769
Novartis AG ADR	2,480	243,883
Novo Nordisk A/S ADR	4,300	235,468
Roche Holdings Ltd. ADR	9,020	316,331
Shire PLC ADR	400	96,596
Takeda Pharmaceutical Company Ltd.	3,320	80,410
Teva Pharmaceuticals	4,700	277,770
10.0% – Total For Health Care		$1,975,488
ASML Holding NV	1,162	120,999
Baidu.com*	600	119,448
CGI Group Inc.	4,800	187,584
Check Point Software Technologies Ltd.*	1,000	79,550
Ericsson (LM) Tele ADR	12,900	134,676
Lenovo Group Ltd.	5,400	149,796
Open Text Corp.	1,600	64,848
SAP AG ADR	5,400	379,242
Siliconware Precision Industries Co. ADR	13,300	99,085
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	13,100	297,501
Tencent Holdings Ltd.	6,500	130,325
United Microelectronics ADR	44,930	92,107
9.4% – Total For Information Technology		$1,855,161
Centrica PLC	7,000	116,760
Enel SPA ADR	21,100	94,739
Enersis SA ADR	7,400	117,142

The accompanying notes are an integral part of these financial statements.

INTERNATIONAL FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Common Stocks	Shares	Fair Value
Iberdrola SA ADR	3,578	$93,922
Korea Electric Power Corp.*	5,100	103,836
National Grid PLC ADR	1,400	90,398
3.1% – Total For Utilities		$616,797
Total Common Stocks 98.2%		$19,400,818
(Identified Cost $16,105,009)
Cash Equivalents
First American Government Obligation Fund, Class Z**	258,550	258,550
Total Cash Equivalents 1.3%		$258,550
(Identified Cost $258,550)
Total Portfolio Value 99.5%		$19,659,368
(Identified Cost $16,363,559)
Other Assets in Excess of Liabilities 0.5%		$91,645
Total Net Assets 100.0%		$19,751,013
*	Non-income producing security.
**	Variable Rate Security; as of June 30, 2015, the 7 day yield was 0.01%.

ADR – American Depositary Receipt

PLC – Public Liability Company

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Corporate Bonds:
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	3,000,000	$2,918,946
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	3,795,000	4,186,841
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	1,784,000	1,860,441
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,727,000	1,902,361
ERP Operating LP Senior Unsecured Notes, 5.125% Due 03/15/2016	1,490,000	1,532,638
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,270,000	1,373,311
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	3,445,000	3,535,517
ERP Operating LP Senior Unsecured Notes, 7.125% Due 10/15/2017	885,000	991,373
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/2016	3,000,000	2,995,110
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	3,000,000	2,951,718
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018**	746,000	771,871
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,835,000	2,982,440
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,000,000	1,016,326
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 4.800% Due 07/15/2021	3,155,000	3,487,477
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	1,534,000	1,779,020
Northern Trust Co. Subordinated Notes, 5.850% Due 11/09/2017	1,000,000	1,106,603
PNC Funding Corp. Bank Guarantee Notes, 5.250% Due 11/15/2015	1,267,000	1,287,700
PNC Funding Corp. Bank Guarantee Notes, 5.625% Due 02/01/2017	870,000	924,566
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	3,135,000	3,429,273

Fixed Income Securities – Bonds	Face Value	Fair Value
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	105,000	$118,463
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	630,000	684,566
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,250,000	1,260,129
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	3,000,000	3,056,826
US Bank NA Subordinated Notes, 3.778% Due 04/29/2020	1,300,000	1,301,336
Wells Fargo & Company Subordinated Notes, 5.606% Due 01/15/2044	4,500,000	4,942,305
22.6% – Total For Corporate Bonds: Bank and Finance		$52,397,157
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,049,860
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	3,230,000	3,202,080
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	2,780,000	2,871,887
Burlington Northern Santa Fe Senior Unsecured Notes, 3.600% Due 09/01/2020	865,000	904,458
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	2,110,000	2,258,620
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,000,000	972,628
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	910,000	888,728
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	2,500,000	2,582,442
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2334% Due 03/15/2023	1,435,000	1,442,260
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.0389% Due 04/15/2020	3,898,000	3,925,309
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	3,495,000	3,836,661
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	3,645,000	3,875,455

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
Kroger Co. Senior Unsecured Notes, 2.200% Due 01/15/2017	92,000	$93,284
Kroger Co. Senior Unsecured Notes, 7.000% Due 05/01/2018	1,500,000	1,692,500
Norfolk Southern Corp. Senior Unsecured Notes, 5.900% Due 06/15/2019	1,000,000	1,134,923
Procter & Gamble Co. Senior Unsecured Notes, 8.000% Due 10/26/2029	2,165,000	3,116,585
United Pacific Corp. Senior Unsecured Notes, 7.875% Due 01/15/2019	500,000	592,776
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,025,000	1,125,988
United Technologies Junior Subordinated Notes, 1.788% Due 05/04/2018**	6,000,000	6,018,450
Wal-Mart Stores Senior Unsecured Notes, 7.550% Due 02/15/2030	4,000,000	5,668,668
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	2,770,000	2,795,936
21.6% – Total For Corporate Bonds: Industrial		$50,049,498
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,639,283
Georgia Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	1,000,000	1,020,335
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	1,195,000	1,269,673
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	3,000,000	3,319,488
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	625,000	621,324
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	2,511,000	2,743,483
Mississippi Power Co. Senior Unsecured Notes, 2.350% Due 10/15/2016	350,000	355,512
National Rural Utilities Collateral Trust, 10.375% Due 11/01/2018	1,005,000	1,278,961
Verizon Communications Senior Unsecured Notes, 6.550% Due 09/15/2043	397,000	464,392
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055*	3,842,000	3,342,363

Fixed Income Securities – Bonds	Face Value	Fair Value
Virginia Electric & Power Co. Senior Unsecured Notes, 5.250% Due 12/15/2015	850,000	$868,240
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	2,636,000	2,875,072
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,037,000	1,111,401
9.0% – Total For Corporate Bonds: Utilities		$20,909,527
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	6,057,960	6,136,526
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	7,839,600	7,769,169
United States Treasury Notes, 2.750% Due 08/15/2042	5,000,000	4,651,955
United States Treasury Notes, 2.750% Due 11/15/2042	10,000,000	9,303,120
United States Treasury Notes, 2.000% Due 04/30/2016	5,500,000	5,577,341
14.4% – Total For United States Government Treasury Obligations		$33,438,111
Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 08/28/2019**	3,000,000	2,995,983
FHLMC Step-up Coupon Notes, 1.000% Due 05/27/2020**	3,000,000	2,998,842
FHLMC Step-up Coupon Notes, 1.000% Due 05/13/2020**	6,500,000	6,495,554
FHLMC Step-up Coupon Notes, 1.000% Due 07/22/2020**	3,940,000	3,942,778
7.1% – Total For United States Government Agency Obligations		$16,433,157
Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	3,708,613	3,860,845
FHLMC CMO Series 2877 Class AL, 5.000% Due 10/15/2024	674,859	735,603
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	353,856	394,123
FHLMC CMO Series 3499 Class PA, 4.500% Due 08/15/2036	322,892	333,537

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	737,931	$774,828
FHLMC CMO Series 3969 Class MP, 4.500% Due 04/15/2039	1,221,306	1,264,305
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	1,800,847	1,818,472
FHLMC Gold Partner Certificate Pool C01005, 8.000% Due 06/01/2030	2,581	3,247
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	1,174,352	1,275,466
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	2,409,271	2,706,945
FHLMC Partner Certificate Pool 780439, 2.348% Due 04/01/2033**	145,880	155,419
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	1,471,325	1,585,317
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	4,732,883	4,899,660
FNMA Partner Certificate Pool 253300, 7.500% Due 05/01/2020	1,239	1,321
FNMA Partner Certificate Pool 725027, 5.000% Due 11/01/2033	797,283	884,359
FNMA Partner Certificate Pool 725704, 6.000% Due 08/01/2034	301,182	344,364
FNMA Partner Certificate Pool 888223, 5.500% Due 01/01/2036	1,147,034	1,291,364
FNMA Partner Certificate Pool 889185, 5.000% Due 12/01/2019	164,662	174,989
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	797,411	898,283
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	2,279,006	2,414,773
GNMA II Pool 2658, 6.500% Due 10/20/2028	32,766	38,644
GNMA II Pool 2945, 7.500% Due 07/20/2030	6,785	8,365
GNMA II Pool 4187, 5.500% Due 07/20/2038	26,467	28,360
GNMA II Pool 4847, 4.000% Due 11/20/2025	669,402	708,153

Fixed Income Securities – Bonds	Face Value	Fair Value
GNMA Pool 780400, 7.000% Due 12/15/2025	4,018	$4,722
GNMA Pool 780420, 7.500% Due 08/15/2026	2,271	2,694
GNMA Pool 781397, 5.500% Due 02/15/2017	10,590	10,874
GNMA CMO Series 2009-124 Class L, 4.000% Due 11/20/2038	543,346	564,257
11.7% – Total For Government Agency Obligations – Mortgage Backed Securities		$27,183,289
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.350% Due 11/28/2017	240,000	240,570
0.1% – Total Certificates of Deposit		$240,570
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	640,000	641,990
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 6.249% Due 07/01/2020	1,000,000	1,145,980
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.439% Due 07/01/2030	2,125,000	2,483,063
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	2,500,000	2,872,275
Kentucky Asset Liability Commission Revenue – Build America Bonds, 3.928% Due 04/01/2016	2,480,000	2,526,252
Miami University Ohio General Receipts Revenue – Build America Bonds, 4.807% Due 09/01/2017	1,250,000	1,330,162
State of Ohio Major New Infrastructure Revenue – Build America Bonds, 4.844% Due 12/15/2019	2,450,000	2,699,238
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.325% Due 06/01/2017	1,375,000	1,450,185

The accompanying notes are an integral part of these financial statements.

FIXED INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities – Bonds	Face Value	Fair Value
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.616% Due 06/01/2025	930,000	$1,054,769
University of Washington Revenue – Build America Bonds, 5.400% Due 06/01/2036	3,000,000	3,500,010
8.5% – Total For Taxable Municipal Bonds		$19,703,924
Non-Taxable Municipal Bonds
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2019	2,735,000	3,079,883
Hamilton County OH Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2020	1,165,000	1,333,284
1.9% – Total For Non-Taxable Municipal Bonds		$4,413,167
Total Fixed Income Securities – Bonds 96.9%		$224,768,400
(Identified Cost $220,023,209)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	154,977	3,885,273
Total Preferred Stocks 1.7%		$3,885,273
(Identified Cost $3,888,768)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	5,506,572	5,506,572
Total Cash Equivalents 2.4%		$5,506,572
(Identified Cost $5,506,572)
Total Portfolio Value 101.0%		$234,160,245
(Identified Cost $229,418,549)
Liabilities in Excess of Other Assets -1.0%		$(2,213,990)
Total Net Assets 100%		$231,946,255

** Variable Rate Security; the rate shown is as of June 30, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corp.

FFCB – Federal Farm Credit Bank

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Akron Ohio GO Limited, 5.000% Due 12/01/2024	400,000	$475,208
Aurora Colorado Certificates of Participation, 3.500% Due 12/01/2018	280,000	299,085
Cincinnati Ohio GO, 5.000% Due 12/01/2017*	75,000	76,455
Cincinnati Ohio Various Purpose GO Unlimited, 2.000% Due 12/01/2024	100,000	93,562
Gahanna Ohio GO (AMBAC Insured), 5.000% Due 12/01/2018*	400,000	407,840
Groveport Ohio GO Limited (AMBAC Insured), 3.500% Due 12/01/2023	185,000	194,487
Hudson City Ohio GO Limited, 5.000% Due 12/01/2035*	200,000	203,920
Mason Ohio GO Limited, 4.000% Due 12/01/2020	375,000	402,191
Mentor Ohio GO (MBIA Insured), 5.000% Due 12/01/2015	140,000	142,722
Pembroke Pines Florida GO Unlimited, 5.000% Due 09/01/2024	200,000	238,328
Springboro Ohio GO Limited, 3.000% Due 12/01/2017	150,000	156,776
Westerville Ohio GO Limited (AMBAC Insured), 5.000% Due 12/01/2024	40,000	43,709
Xenia Ohio GO Limited, 2.000% Due 12/01/2017	200,000	204,352
4.7% – Total For General Obligation – City		$2,938,635
Campbell County Kentucky GO Unlimited (XLCA Insured), 4.000% Due 12/01/2016	250,000	257,732
Butler County Ohio General Obligation Limited, 3.500% Due 12/01/2024	160,000	190,522
Cuyahoga County Ohio Capital Improvement GO Limited, 5.000% Due 12/01/2016	325,000	345,322
Green County Ohio General Obligation Limited Bond Anticipation Notes, 1.750% Due 06/10/2016	500,000	505,810
Greene County Ohio GO Limited (AMBAC Insured), 4.000% Due 12/01/2017	450,000	482,080

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton County Ohio Various Purpose GO Limited, 4.000% Due 12/01/2018	160,000	$174,613
Indianapolis-Marion County Indiana Public Library GO Limited., 2.000% Due 07/01/2016	430,000	435,951
Portage County Ohio GO Limited, 3.000% Due 12/01/2021	270,000	279,377
Summit County Ohio GO Limited, 4.000% Due 12/01/2023	300,000	332,469
4.8% – Total For General Obligation – County		$3,003,876
Ohio GO Unlimited Common Schools, 5.000% Due 09/15/2016	200,000	210,852
Ohio GO Unlimited Common Schools – Series C, 4.250% Due 09/15/2022	845,000	963,841
Ohio GO Unlimited Higher Education – Series C, 5.000% Due 08/01/2016	370,000	387,856
Ohio Infrastructure Improvement GO Unlimited, 5.000% Due 08/01/2022	500,000	595,880
3.4% – Total For General Obligation – State		$2,158,429
Arizona Board of Regents Revenue Arizona State University, 5.000% Due 08/01/2028	815,000	933,819
Arizona Board of Regents Revenue Arizona State University, 5.750% Due 07/01/2023	300,000	341,058
Arizona Board of Regents Revenue University of Arizona, 5.000% Due 06/01/2029	125,000	142,619
Bowling Green State University Ohio General Receipt Revenue, 3.000% Due 06/01/2016	300,000	306,801
Colorado Board of Governors University Enterprise System Revenue, 5.000% Due 03/01/2027	225,000	271,926
Colorado Higher Education Lease Financing Program Certificate of Participation, 5.000% Due 11/01/2025	290,000	349,714
Florida Atlantic University Finance Corp. Capital Improvement Revenue, 5.000% Due 07/01/2016	250,000	261,077
Florida State Board of Governors Florida Atlantic University Parking Revenue, 3.000% Due 07/01/2016	300,000	307,698

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Florida State Board of Governors Florida State University Mandatory Student Fee Revenue Series A, 4.000% Due 07/01/2018	600,000	$649,872
Kent State University Ohio General Receipt Revenue Series B (Assured Guaranty Insured), 5.000% Due 05/01/2017	500,000	537,475
Lorain County Ohio Community College District General Receipts Revenue Bond, 3.000% Due 06/01/2020	190,000	198,466
Miami University Ohio General Receipts Revenue, 4.000% Due 09/01/2023	1,040,000	1,129,045
Miami University Ohio General Receipts Revenue, 5.000% Due 09/01/2020	100,000	115,199
Miami University Ohio Revenue, 4.000% Due 09/01/2027	300,000	317,391
Miami University Ohio Revenue (AMBAC Insured), 5.000% Due 09/01/2015	250,000	251,892
Miami University Ohio Revenue (AMBAC Insured), 5.250% Due 09/01/2017	150,000	163,272
Ohio Higher Education Facilities Commission Revenue – Xavier University Project, 5.000% Due 05/01/2016	150,000	155,450
Ohio Higher Education Facilities Revenue Case Western Reserve – Series C, 5.000% Due 12/01/2020	155,000	169,333
Ohio Higher Education Facilities Revenue University of Dayton, 5.500% Due 12/01/2024	250,000	282,873
Ohio State Higher Educational Facilities Revenue – University of Dayton, 5.000% Due 12/01/2018	155,000	172,165
Ohio State University Revenue, 4.000% Due 12/01/2015	740,000	751,403
Ohio University General Receipts Revenue Bond, 3.000% Due 12/01/2015	200,000	202,246
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2019	135,000	154,004
Ohio University General Receipts Revenue Bond, 5.000% Due 12/01/2022	110,000	128,964

Municipal Income Securities – Bonds	Face Value	Fair Value
Purdue Indiana University Certificates of Participation, 5.250% Due 07/01/2017	300,000	$326,316
University of Akron Ohio General Receipts Revenue, 5.000% Due 01/01/2029	650,000	729,157
University of Akron Ohio General Receipts Revenue (AGM Insured), 5.000% Due 01/01/2022	350,000	394,517
University of Cincinnati General Receipts Revenue Series G, 5.000% Due 06/01/2017	280,000	302,548
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020	300,000	347,448
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2016	140,000	145,823
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2020*	250,000	274,308
University of Cincinnati General Receipts Revenue, 5.000% Due 06/01/2026	470,000	543,626
University of Toledo Revenue, 5.000% Due 06/01/2021	300,000	343,752
University of Toledo Revenue, 5.000% Due 06/01/2026	885,000	989,536
20.1% – Total For Higher Education		$12,690,793
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 05/15/2016	375,000	389,962
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 09/01/2017	125,000	136,041
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 10/15/2024	100,000	114,369
Allegheny County Pennsylvania Hospital Development Authority Revenue – University of Pittsburgh Medical Center, 6.000% Due 07/01/2027	250,000	313,550
Butler County Ohio Hospital Facilities Revenue – Cincinnati Children’s Hospital (National RE Insured), 5.000% Due 05/15/2031	400,000	410,428

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Franklin County Ohio Hospital Revenue Nationwide Childrens – Series A, 4.500% Due 11/01/2021	335,000	$367,418
Hamilton County Ohio Hospital Facilities reveue Cincinnati Children’s Hospital, 5.000% Due 05/15/2027	100,000	115,959
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.250% Due 06/01/2025	950,000	1,088,728
Kentucky Economic Development Finance Authority Hospital Facilities Revenue – St. Elizabeth Medical Center, 5.000% Due 05/01/2024	500,000	559,380
Monroeville Pennsylvania Finance Authority Revenue – University of Pittsburgh Medical Center, 5.000% Due 02/15/2027	300,000	351,372
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2020	170,000	195,561
Ohio Hospital Facilities Revenue – Cleveland Clinic, 5.000% Due 01/01/2025	430,000	478,603
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2025	450,000	525,659
Pennsylvania Economic Development Financeing Authority – University of Pittsburgh Medical Center Revenue, 5.000% Due 02/01/2029	250,000	282,653
Pennsylvania State Higher Education Facility Bond – University of Pennsylvania Health System, 5.250% Due 08/15/2026	500,000	580,810
9.4% – Total For Hospital/Health Bonds		$5,910,493
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015	100,000	100,682
Cleveland Ohio Parking Facility (AGM Insured), 4.000% Due 09/15/2015*	50,000	50,367
Franklin County Ohio Convention Facilities Authority Revenue, 5.000% Due 12/01/2022	500,000	591,025

Municipal Income Securities – Bonds	Face Value	Fair Value
Fulton County Georgia Public Purpose Project Certificates of Participation, 5.000% Due 11/01/2015	180,000	$182,376
Hopkins County Kentucky Public Properties Corp. Judicial Center Project First Mortgage Revenue, 3.000% Due 06/01/2019	300,000	316,761
Kentucky Association of Counties Financing Corp. Revenue, 4.250% Due 02/01/2023	200,000	221,284
Knox County Ohio Career Center Certificates of Participation, 2.000% Due 12/01/2015	120,000	120,864
Mason Ohio Certificate of Participation, 5.000% Due 12/01/2023	750,000	867,997
Mason Ohio Certificate of Participation – Community Center Project, 3.625% Due 12/01/2018	150,000	159,762
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2025	500,000	538,510
Newport Kentucky First Mortgage Court Facilities Project Revenue, 4.000% Due 10/01/2026	100,000	107,198
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 1.500% Due 08/01/2018	100,000	100,449
Ohio Capital Facilities Lease Appropriation – Parks & Recreational Improvement Revenue, 2.000% Due 08/01/2016	200,000	203,390
Ohio Capital Facilities Lease Appropriation Revenue, 4.000% Due 04/01/2026	150,000	159,390
Ohio Capital Facilities Lease Appropriation Revenue, 5.000% Due 04/01/2024	275,000	317,234
6.4% – Total For Revenue Bonds – Facility		$4,037,289
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2016	250,000	264,580
Akron Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2017	400,000	434,796
Butler County Ohio Sewer System Revenue (AGM Insured), 5.000% Due 12/01/2015	125,000	127,409

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Butler County Ohio Water and Sewer GO Limited, 3.500% Due 12/01/2017	400,000	$423,288
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023	120,000	141,491
Central Ohio Solid Waste Authority GO Limited, 5.000% Due 12/01/2023*	10,000	11,968
Clermont County Ohio Sewer System Revenue, 2.000% Due 08/01/2018	300,000	299,289
Dallas Texas Waterworks and Sewer System Revenue, 5.000% Due 10/01/2015	350,000	354,004
Escambia County Florida Solid Waste Disposal Revenue, 1.400% Due 12/01/2017	555,000	555,000
Evansville Indiana Waterworks District Revenue, 5.000% Due 01/01/2022	300,000	346,203
Kentucky Rural Water Financing Corp. Public Project Revenue, 2.000% Due 02/01/2016	500,000	504,030
Green County Ohio Sewer System Revenue (AMBAC Insured), 5.000% Due 12/01/2018*	145,000	147,813
Hamilton County Ohio Sewer System Revenue (MBIA Insured), 5.000% Due 12/01/2021*	500,000	509,700
Lima Ohio Sanitary Sewer Revenue, 3.000% Due 12/01/2016	280,000	289,134
Lima Ohio Sanitary Sewer Revenue, 5.000% Due 12/01/2024	200,000	228,942
Ohio Water Development Authority Revenue, 5.000% Due 12/01/2022	275,000	329,200
Springboro Ohio Sewer System Revenue, 4.000% Due 06/01/2022	245,000	269,140
Toledo Ohio Waterworks Revenue, 4.000% Due 11/15/2022	365,000	400,551
Washington County Oregon Clean Water Services Sewer Revenue Senior Lien Series A, 5.250% Due 10/01/2025	290,000	336,928
9.5% – Total For Revenue Bonds – Water & Sewer		$5,973,466
Akron Ohio Income Tax Revenue Community Learning Centers, 5.000% Due 12/01/2028	380,000	434,697
Blue Ash Ohio Income Tax Revenue, 2.000% Due 12/01/2015	190,000	191,168

Municipal Income Securities – Bonds	Face Value	Fair Value
Hamilton County Ohio Economic Development King Highland Community Urban Redevelopment Corp. Revenue, 5.000% Due 06/01/2030	655,000	$738,945
Cincinnati Ohio Economic Development Revenue, 4.200% Due 11/01/2019	150,000	163,114
Cincinnati Ohio Economic Development Revenue U-Square-the-Loop Project, 3.500% Due 11/01/2024	110,000	113,333
Clermont County Ohio Transportation District Roadway Improvement Revenue Bond, 2.000% Due 12/01/2017	240,000	245,165
Florida Board of Education Lottery Revenue, 4.000% Due 07/01/2022	105,000	116,022
Lorain County Ohio Port Authority Revenue Bond Anticipation Notes, 1.000% Due 11/04/2015	420,000	420,815
Ohio Major New Infrastructure Revenue, 5.500% Due 06/15/2020*	600,000	677,514
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2022	250,000	295,538
Ohio Major New State Infrastructure Project Revenue, 5.000% Due 12/15/2023	500,000	598,375
Ohio Major New State Infrastructure Project Revenue, 6.000% Due 06/15/2017	300,000	330,609
Ohio Revitalization Project Revenue, 3.000% Due 10/01/2016*	100,000	103,228
7.0% – Total For Other Revenue Bonds		$4,428,523
Boone County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 05/01/2019	500,000	518,865
Brookville Ohio LSD GO Limited (FSA Insured), 4.000% Due 12/01/2019	120,000	127,199
Bullitt County Kentucky SD Finance Corp. School Building Revenue Bond, 2.500% Due 07/01/2018	315,000	326,412
Chillicothe Ohio CSD GO (FGIC Insured), 4.000% Due 12/01/2018	300,000	312,162
Clark County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2022	115,000	118,931

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Columbus Ohio CSD GO, 5.000% Due 12/01/2020*	150,000	$170,806
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2015	130,000	130,946
Columbus Ohio CSD GO Limited, 2.000% Due 12/01/2016	125,000	127,494
Columbus Ohio CSD School Facilities Construction and Improvement GO, 4.000% Due 12/01/2023	175,000	188,415
Danville Indiana School Building Corp. First Mortgage Revenue, 4.000% Due 07/15/2017	225,000	238,124
Dublin Ohio CSD GO Unlimited, 5.000% Due 12/01/2026	500,000	582,885
Fairfield Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	420,000	484,680
Fort Mill South Carolina School Facilities Corp. Installment Purchase Revenue, 5.000% Due 12/01/2024	300,000	349,635
Green County Kentucky SD Finance Corp. School Building Revenue (State Seek Insured), 2.750% Due 04/01/2017	370,000	381,566
Greenville Ohio CSD GO Unlimited (SD Credit Program Insured), 4.000% Due 01/01/2021	110,000	119,408
Hamilton Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2019	300,000	343,605
Mt. Healthy Ohio CSD GO Unlimited (School District Credit Program), 5.000% Due 12/01/2018	250,000	279,802
Talawanda Ohio SD GO Limited, 3.000% Due 12/01/2016	120,000	124,136
Hardin County Kentucky SD Finance Corp. Revenue, 2.500% Due 06/01/2021	100,000	101,985
Hardin County Kentucky SD Finance Corp. Revenue, 5.000% Due 05/01/2024	500,000	591,420
Keller Texas Independent SD GO Unlimited, 4.500% Due 02/15/2020	250,000	279,393
Kenston Ohio LSD Improvement GO Unlimited, 5.000% Due 12/01/2019	150,000	172,009
Kenton County Kentucky SD Finance Corp. School Building Revenue, 4.500% Due 02/01/2025	300,000	326,250

Municipal Income Securities – Bonds	Face Value	Fair Value
Kettering Ohio CSD GO Unlimited, 4.750% Due 12/01/2018	250,000	$267,920
Lakota Ohio LSD GO, 5.250% Due 12/01/2025	205,000	250,465
Lakota Ohio LSD GO Unlimited, 4.000% Due 12/01/2027	125,000	133,984
Lakota Ohio LSD GO Unlimited, 5.000% Due 12/01/2021	350,000	412,573
Loveland Ohio CSD School Improvement GO Unlimited, 5.000% Due 12/01/2015	100,000	101,936
Mahoning County Ohio Career and Technical Center Board of Education Certificates of Participation, 3.500% Due 12/01/2018	100,000	104,147
Mariemont Ohio CSD GO (FSA Insured), 4.400% Due 12/01/2023	515,000	515,556
Mariemont Ohio CSD School Facilities Project Certificate of Participation, 1.500% Due 12/01/2017	175,000	173,008
Marion County Kentucky SD Finance Corp. Revenue, 3.800% Due 10/01/2017	130,000	130,997
Marysville Ohio Exempted Village SD GO Unlimited, 4.000% Due 12/01/2023	165,000	179,418
Mason Ohio CSD, 5.000% Due 12/01/2015*	30,000	30,588
Mason Ohio CSD (FGIC Insured), 5.000% Due 12/01/2015	105,000	107,041
Meade County Kentucky SD Finance Corp. School Building Revenue (Natl-RE Seek Insured), 4.000% Due 09/01/2020	155,000	160,334
Milford Ohio Exempt Village SD GO Unlimited (AGM Insured), 5.500% Due 12/01/2030	950,000	1,145,624
Northwest Ohio LSD Hamilton & Butler Counties Certificates of Participation, 2.500% Due 12/01/2019	150,000	153,336
Pickerington Ohio LSD GO (National RE Insured), 4.500% Due 12/01/2023	500,000	522,235
Princeton Ohio CSD Certificates of Participation, 3.500% Due 12/01/2026	275,000	277,038
Reynoldsburg Ohio CSD GO, 5.000% Due 12/01/2020	200,000	222,648

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Municipal Income Securities – Bonds	Face Value	Fair Value
Scott County Kentucky SD Finance Corp. Revenue Bond, 2.500% Due 02/01/2018	100,000	$103,434
Springboro Ohio CSD GO (AGM Insured), 5.250% Due 12/01/2018	310,000	349,190
Switzerland Ohio LSD GO Unlimited (SDCEP Insured), 4.000% Due 12/01/2026	415,000	442,191
Sycamore Ohio CSD GO, 4.375% Due 12/01/2018	400,000	421,116
Sylvania Ohio CSD GO Unlimited, 5.000% Due 12/01/2020	300,000	324,459
Vermillion Ohio LSD Certificates of Participation, 5.000% Due 12/01/2023	230,000	264,148
Washington County Kentucky SD Finance Corp. Revenue Bond, 3.000% Due 08/01/2019	185,000	195,689
Wayne Trace Ohio LSD GO (SDCEP Insured), 3.000% Due 12/01/2020	320,000	319,837
Western Reserve Ohio LSD GO (SDCEP Insured), 4.000% Due 12/01/2022	240,000	261,252
Wyoming Ohio CSD GO Unlimited, 5.750% Due 12/01/2017	460,000	511,860
Wyoming Ohio CSD School Improvement GO Unlimited, 3.000% Due 12/01/2018	160,000	168,477
Zanesville Ohio CSD GO Unlimited (SDCEP Insured), 4.500% Due 12/01/2019	200,000	223,026
23.5% – Total For School District		$14,869,655
Kentucky Asset and Liability Commission Revenue, 5.250% Due 09/1/2023	965,000	1,157,238
Kentucky Property and Buildings Commission Revenue, 5.000% Due 10/01/2023	350,000	412,188
Kentucky Property and Buildings Commission Revenue, 5.000% Due 08/01/2029	600,000	683,460
Ohio Building Authority (FGIC Insured), 5.000% Due 10/01/2017	420,000	458,128
Ohio Building Authority Revenue (National Re Insured), 5.000% Due 10/01/2016	100,000	105,576
Ohio Building Authority Revenue, 5.000% Due 10/01/2020	215,000	245,199

Municipal Income Securities – Bonds	Face Value	Fair Value
Ohio Building Authority State Facilities Administrative Building Fund Project B, 5.250% Due 10/01/2017	180,000	$197,334
Ohio Department of Administration Certificate of Participation, 5.000% Due 03/01/2024	300,000	346,890
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 4.000% Due 09/01/2027	145,000	153,861
Ohio Department of Administration Certificate of Participation – Multi-Agency Radio Communication Project, 5.000% Due 09/01/2020	350,000	407,120
6.6% – Total For State Agency		$4,166,994
Iowa Finance Authority Single Family Mortgage Revenue Mortgage Backed Securities Program (GNMA/FNMA/FHLMC Insured), 4.800% Due 07/01/2024	10,000	10,000
Missouri State Housing Development Commission Single Family Mortgage Revenue (GNMA/FNMA/FHLMC Insured), 3.550% Due 05/01/2023	285,000	297,956
Missouri State Housing Development Commission Single Family Mortgage Revenue Series C (GNMA/FNMA/FHLMC Insured), 4.650% Due 09/01/2024	55,000	56,928
Ohio Housing Finance Agency Residential Mortgage Revenue 2009 Series A, 5.550% Due 09/01/2028	195,000	198,401
Ohio Housing Finance Agency Residential Mortgage Revenue Series F (FNMA/GNMA/FHLMC Insured), 4.500% Due 09/01/2024	265,000	274,977
Ohio Housing Finance Agency Revenue, 5.900% Due 09/01/2023	140,000	144,092
1.6% – Total For Housing		$982,354
Total Municipal Income Securities – Bonds 97.0%		$61,160,507
(Identified Cost $59,453,448)

The accompanying notes are an integral part of these financial statements.

MUNICIPAL INCOME FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Cash Equivalents	Shares	Fair Value
Federated Ohio Municipal Cash Trust Money Market Fund, 0.01%**	1,581,495	$1,581,495
Total Cash Equivalents 2.5%		$1,581,495
(Identified Cost $1,581,495)
Total Portfolio Value 99.5%		$62,742,002
(Identified Cost $61,034,943)
Other Assets in Excess of Liabilities 0.6%		$402,768
Total Net Assets 100.1%		$63,144,770
*	Pre-refunded/Escrowed-to-Maturity Bonds; as of June 30, 2015, these bonds represented 4.22% of total assets.
**	Variable Rate Security; the rate shown is as of June 30, 2015.

AGM – Assured Guaranty Municipal Mortgage Association

AMBAC – American Municipal Bond Assurance Corp.

CSD – City School District

FGIC – Financial Guaranty Insurance Co.

FHLMC – Federal Home Loan Mortgage Corp.

FNMA – Federal National Mortgage Association

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

LSD – Local School District

MBIA – Municipal Bond Insurance Association

SD – School District

SDCEP – Ohio School District Credit Enhancement Program

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2015 – Unaudited

Statements of Assets and Liabilities

	Equity Income Fund	Growth Fund	Opportunity Fund
Assets:
Investment Securities at Fair Value*	$146,526,014	$52,378,980	$43,969,389
Dividends and Interest Receivable	131,096	30,241	36,822
Securities Sold Receivable	142,924	—	14,085
Total Assets	$146,800,034	$52,409,221	$44,020,296
Liabilities:
Accrued Management Fees	$123,673	$43,710	$36,570
Securities Purchased Payable	—	—	—
Total Liabilities	$123,673	$43,710	$36,570
Net Assets	$146,676,361	$52,365,511	$43,983,726
Net Assets Consist of:
Paid in Capital	$118,009,584	$39,310,404	$33,826,876
Accumulated Undistributed Net Investment Income (Loss)	1,081,375	36,197	61,251
Accumulated Net Realized Gain/(Loss) from Security Transactions	7,787,468	1,874,112	2,151,021
Net Unrealized Gain on Investments	19,797,934	11,144,798	7,944,578
Net Assets	$146,676,361	$52,365,511	$43,983,726
Shares Outstanding (Unlimited Amount Authorized)	6,533,043	1,704,457	1,079,589
Offering, Redemption and Net Asset Value Per Share	$22.45	$30.72	$40.74
*Identified Cost of Investment Securities	$126,728,080	$41,234,182	$36,024,811

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Statements of Assets and Liabilities – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
Assets:
Investment Securities at Fair Value*	$9,800,964	$19,659,368	$234,160,245	$62,742,002
Cash & Cash Equivalents	—	—	—	—
Dividends and Interest Receivable	30,331	105,792	1,820,714	480,947
Securities Sold Receivable	—	—	24,349	—
Fund Shares Sold Receivable	—	2,377	64,962	20,000
Total Assets	$9,831,295	$19,767,537	$236,070,270	$63,242,949
Liabilities:
Accrued Management Fees	$8,330	$16,524	$162,416	$33,388
Securities Purchased Payable	—	—	3,940,000	0
Fund Shares Redeemed Payable	—	—	21,599	64,791
Total Liabilities	$8,330	$16,524	$4,124,015	$98,179
Net Assets	$9,822,965	$19,751,013	$231,946,255	$63,144,770
Net Assets Consist of:
Paid in Capital	$5,361,531	$16,623,997	$224,835,788	$61,384,421
Accumulated Undistributed Net Investment Income	12,678	136,886	12,597	775
Accumulated Net Realized Gain/(Loss) from Security Transactions	436,810	(305,679)	2,356,174	52,515
Net Unrealized Gain on Investments	4,011,946	3,295,809	4,741,696	1,707,059
Net Assets	$9,822,965	$19,751,013	$231,946,255	$63,144,770
Shares Outstanding (Unlimited Amount Authorized)	672,910	781,137	13,743,300	3,674,560
Offering, Redemption and Net Asset Value Per Share	$14.60	$25.28	$16.88	$17.18
*Identified Cost of Investment Securities	$5,789,018	$16,363,559	$229,418,549	$61,034,943

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Statements of Operations

	Equity Income Fund	Growth Fund	Opportunity Fund
	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015
Investment Income:
Interest	$137	$—	$14
Dividends	1,916,908	323,283	282,903
Foreign withholding taxes on Dividends	(87,195)	(21,031)	—
Total Investment Income	$1,829,850	$302,252	$282,917
Expenses:
Gross Management Fee	$748,475	$266,025	$221,667
Net Expenses	$748,475	$266,025	$221,667
Net Investment Income	$1,081,375	$36,227	$61,250
Realized and Unrealized Gains:
Net Realized Gain from Security Transactions	$4,743,161	$3,067,003	$2,151,021
Net Change in Unrealized Loss on Investments	(8,955,245)	(3,156,503)	(645,956)
Net Gain on Investments	$(4,212,084)	$(89,500)	$1,505,065
Net Change in Net Assets from Operations	$(3,130,709)	$(53,273)	$1,566,315

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Statements of Operations – continued

	Realty Fund	International Fund	Fixed Income Fund	Municipal Income Fund
	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015
Investment Income:
Interest	$2	$6	$2,987,021	$810,734
Dividends	183,008	364,715	98,798	—
Foreign withholding taxes on Dividends	—	(47,268)	—	—
Total Investment Income	$183,010	$317,453	$3,085,819	$810,734
Expenses:
Gross Management Fee	54,467	$97,415	$971,660	$196,546
Net Expenses	$54,467	$97,415	$971,660	$196,546
Net Investment Income	$128,543	$220,038	$2,114,159	$614,188
Realized and Unrealized Gains (Losses):
Net Realized Gain from Security Transactions	$440,798	$7,046	$2,595,011	$49,302
Net Change in Unrealized Gain/(Loss) on Investments	(1,218,470)	570,065	(4,694,004)	(530,255)
Net Gain (Loss) on Investments	$(777,672)	$577,111	$(2,098,993)	$(480,953)
Net Change in Net Assets from Operations	$(649,129)	$797,149	$15,166	$133,235

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2015

Statements of Changes in Net Assets

	Equity Income Fund		Growth Fund		Opportunity Fund
	Period Ended 6/30/2015*	Year Ended 12/31/2014	Period Ended 6/30/2015*	Year Ended 12/31/2014	Period Ended 6/30/2015*	Year Ended 12/31/2014
Operations:
Net Investment Income	$1,081,375	$1,818,205	$36,227	$109,133	$61,250	$106,847
Net Realized Gain from Security Transactions	4,743,161	10,778,563	3,067,003	5,935,281	2,151,021	4,656,302
Net Change in Unrealized Gain/Loss on Investments	(8,955,245)	(1,913,755)	(3,156,503)	22,375	(645,956)	(2,868,346)
Net Change in Net Assets from Operations	$(3,130,709)	$10,683,013	$(53,273)	$6,066,789	$1,566,315	$1,894,803
Distributions to Shareholders:
Net Investment Income	$—	$(1,823,581)	$—	$(116,883)	$—	$(115,534)
Net Realized Gain from Security Transactions	—	(10,246,095)	—	(5,376,617)	—	(4,662,256)
Net Change in Net Assets from Distributions	$—	$(12,069,676)	$—	$(5,493,500)	$—	$(4,777,790)
Capital Share Transactions:
Proceeds From Sale of Shares	$7,465,776	$19,460,858	$1,912,443	$3,937,786	$1,422,484	$2,120,356
Shares Issued on Reinvestment of Distributions	—	10,875,540	—	5,456,918	—	4,691,364
Cost of Shares Redeemed	(7,789,857)	(9,958,878)	(2,835,432)	(9,875,861)	(3,885,832)	(3,429,043)
Net Change in Net Assets from Capital Share Transactions	$(324,081)	$20,377,520	$(922,989)	$(481,157)	$(2,463,348)	$3,382,677
Net Change in Net Assets	$(3,454,790)	$18,990,857	$(976,262)	$92,132	$(897,033)	$499,690
Net Assets at Beginning of Year	$150,131,151	$131,140,294	$53,341,773	$53,249,641	$44,880,759	$44,381,069
Net Assets at End of Year	$146,676,361	$150,131,151	$52,365,511	$53,341,773	$43,983,726	$44,880,759
Including accumulated net investment income (loss) of	$1,081,375	$—	$36,197	$90,151	$61,251	$47,162
*	Unaudited

The accompanying notes are an integral part of these financial statements.

JOHNSON MUTUAL FUNDS
June 30, 2015

Statements of Changes in Net Assets – continued

	Realty Fund		International Fund		Fixed Income Fund		Municipal Income Fund
	Period Ended 6/30/2015*	Year Ended 12/31/2014	Period Ended 6/30/2015*	Year Ended 12/31/2014	Period Ended 6/30/2015*	Year Ended 12/31/2014	Period Ended 6/30/2015*	Year Ended 12/31/2014
Operations:
Net Investment Income	$128,543	$294,376	$220,038	$397,920	$2,114,159	$4,965,880	$614,188	$1,264,237
Net Realized Gain (Loss) from Security Transactions	440,798	533,426	7,046	323,227	2,595,011	1,259,832	49,302	130,780
Net Change in Unrealized Gain/Loss on Investments	(1,218,470)	1,906,519	570,065	(972,713)	(4,694,004)	7,656,092	(530,255)	1,627,587
Net Change in Net Assets from Operations	$(649,129)	$2,734,321	$797,149	$(251,566)	$15,166	$13,881,804	$133,235	$3,022,604
Distributions to Shareholders:
Net Investment Income	$(119,963)	$(265,679)	$—	$(409,463)	$(2,101,562)	$(5,008,495)	$(613,413)	$(1,286,296)
Net Realized Gain from Security Transactions	—	(566,399)	—	—	—	(1,490,788)	—	(107,378)
Net Change in Net Assets from Distributions	$(119,963)	$(832,078)	$—	$(409,463)	$(2,101,562)	$(6,499,283)	$(613,413)	$(1,393,674)
Capital Share Transactions:
Proceeds From Sale of Shares	$339,142	$161,548	$1,684,330	$2,794,828	$17,118,122	$22,883,622	$6,875,187	$6,546,516
Shares Issued on Reinvestment of Distributions	40,853	643,319	—	229,024	473,117	2,324,797	68,119	141,971
Cost of Shares Redeemed	(872,448)	(1,759,994)	(958,302)	(879,660)	(9,698,828)	(31,118,928)	(2,294,542)	(5,630,383)
Net Change in Net Assets from Capital Share Transactions	$(492,453)	$(955,127)	$726,028	$2,144,192	$7,892,411	$(5,910,509)	$4,648,764	$1,058,104
Net Change in Net Assets	$(1,261,545)	$947,116	$1,523,177	$1,483,163	$5,806,015	$1,472,012	$4,168,586	$2,687,034
Net Assets at Beginning of Year	$11,084,510	$10,137,394	$18,227,836	$16,744,673	$226,140,240	$224,668,228	$58,976,184	$56,289,150
Net Assets at End of Year	$9,822,965	$11,084,510	$19,751,013	$18,227,836	$231,946,255	$226,140,240	$63,144,770	$58,976,184
Including accumulated net investment income (loss) of	$12,678	$38,331	$136,886	$182,730	$12,597	$60,354	$775	$6,651
*	Unaudited

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
EQUITY INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$22.93		$23.11	$19.00	$17.33	$17.14	$15.66
Operations:
Net Investment Income	0.17		0.30	0.27	0.29	0.25	0.25
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.65)		1.51	5.63	2.38	0.19	1.48
Total Operations	$(0.48)		$1.81	$5.90	$2.67	$0.44	$1.73
Distributions:
Net Investment Income	—		(0.30)	(0.27)	(0.30)	(0.25)	(0.25)
Net Realized Capital Gains	—		(1.69)	(1.52)	$(0.70)	—	—
Total Distributions	$—		$(1.99)	$(1.79)	$(1.00)	$(0.25)	$(0.25)
Net Asset Value End of Period	$22.45		$22.93	$23.11	$19.00	$17.33	$17.14
Total Return(a)	(2.09	)%(b)	7.73%	31.09%	15.48%	2.59%	11.05%
Net Assets, End of Period (Millions)	$146.68		$150.13	$131.14	$90.12	$69.50	$58.33
Ratios(c)
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	1.44	%(c)	1.28%	1.27%	1.61%	1.58%	1.65%
Portfolio Turnover Rate	12.68	%(b)	27.89%	34.31%	35.15%	53.70%	42.37%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
GROWTH FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$30.77		$30.66	$24.43	$21.70	$22.51	$20.85
Operations:
Net Investment Income	0.02		0.07	0.16	0.16	0.12	0.17
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.07)		3.56	7.53	2.73	(0.79)	1.65
Total Operations	$(0.05)		$3.63	$7.69	$2.89	$(0.67)	$1.82
Distributions:
Net Investment Income	—		(0.07)	(0.16)	(0.16)	(0.14)	(0.16)
Net Realized Capital Gains	—		(3.45)	(1.30)	—	—	—
Total Distributions	$—		$(3.52)	$(1.46)	$(0.16)	$(0.14)	$(0.16)
Net Asset Value End of Period	$30.72		$30.77	$30.66	$24.43	$21.70	$22.51
Total Return(a)	(0.16	)%(b)	11.75%	31.50%	13.33%	(2.97)%	8.74%
Net Assets, End of Period (Millions)	$52.37		$53.34	$53.25	$45.02	$51.13	$40.15
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.14	%(c)	0.20%	0.52%	0.58%	0.73%	0.75%
Portfolio Turnover Rate	15.32	%(b)	31.74%	41.17%	49.03%	68.21%	48.73%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$39.35		$42.14	$31.69	$27.64	$30.74	$24.06
Operations:
Net Investment Income	0.06		0.08	0.12	0.48	—	0.18
Net Gains (Losses) on Securities (Realized & Unrealized)	1.33		1.80	13.33	4.08	(3.08)	6.68
Total Operations	$1.39		$1.88	$13.45	$4.56	$(3.08)	$6.86
Distributions:
Net Investment Income	—		(0.11)	(0.17)	(0.51)	—	(0.18)
Return of Capital	—		—	—	—	(0.02)	—
Net Realized Capital Gains	—		(4.56)	(2.83)	—	—	—
Total Distributions	$—		$(4.67)	$(3.00)	$(0.51)	$(0.02)	$(0.18)
Net Asset Value End of Period	$40.74		$39.35	$42.14	$31.69	$27.64	$30.74
Total Return(a)	3.53	%(b)	4.37%	42.51%	16.54%	(10.03)%	28.52%
Net Assets, End of Period (Millions)	$43.98		$44.88	$44.38	$32.61	$32.94	$44.46
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	0.28	%(c)	0.19%	0.30%	1.49%	0.01%	0.61%
Portfolio Turnover Rate	14.26	%(b)	38.37%	72.36%	97.80%	94.32%	100.98%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
REALTY FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$15.76		$13.20	$14.05	$13.32	$12.54	$10.92
Operations:
Net Investment Income	0.19		0.26	0.29	0.21	0.32	0.16
Net Return of Capital	—		—	—	—	—	0.10
Net Gains (Losses) on Securities (Realized & Unrealized)	(1.17)		3.54	(0.11)	1.81	0.71	2.59
Total Operations	$(0.98)		$3.80	$0.18	$2.02	$1.03	$2.85
Distributions:
Net Investment Income	(0.18)		(0.39)	(0.29)	(0.24)	(0.25)	(0.29)
Return of Capital	—		—	—	—	—	—
Net Realized Capital Gains	—		(0.85)	(0.74)	(1.05)	—	(0.94)
Total Distributions	$(0.18)		$(1.24)	$(1.03)	$(1.29)	$(0.25)	$(1.23)
Net Asset Value End of Period	$14.60		$15.76	$13.20	$14.05	$13.32	$12.54
Total Return(a)	(6.30	)%(b)	28.92%	1.19%	15.28%	8.25%	26.46%
Net Assets, End of Period (Millions)	$9.82		$11.08	$10.14	$11.04	$9.59	$6.71
Ratios
Ratio of Expenses to
Average Net Assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to
Average Net Assets	2.37	%(c)	1.57%	1.43%	1.34%	1.10%	1.41%
Portfolio Turnover Rate	2.18	%(b)	1.04%	9.97%	25.78%	3.19%	0.00%

*	Unaudited
**	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$24.23		$25.07	$22.23	$19.44	$23.50	$21.47
Operations:
Net Investment Income (Loss)	0.29		0.54	0.39	0.44	0.46	0.26
Net Gains (Losses) on Securities (Realized & Unrealized)	0.76		(0.83)	2.90	2.82	(3.90)	2.32
Total Operations	$1.05		$(0.29)	$3.29	$3.26	$(3.44)	$2.58
Distributions:
Net Investment Income	—		(0.55)	(0.45)	(0.47)	(0.44)	(0.27)
Return of Capital	—		—	—	—	(0.01)	—
Net Realized Capital Gains	—		—	—	—	(0.17)	(0.28)
Total Distributions	$—		$(0.55)	$(0.45)	$(0.47)	$(0.62)	$(0.55)
Net Asset Value End of Period	$25.28		$24.23	$25.07	$22.23	$19.44	$23.50
Total Return(a)	4.33	%(b)	(1.16)%	14.81%	16.80%	(14.61)%	12.00%
Net Assets, End of Period (Millions)	$19.75		$18.23	$16.74	$13.83	$11.09	$9.76
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	1.00	%(d)	1.00%	1.19%	1.40%	1.40%	1.40%
Average Net Assets after Waiver	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets before Waiver	2.25	%(d)	2.20%	1.51%	1.77%	1.67%	0.98%
Average Net Assets after Waiver	2.25	%(d)	2.20%	1.70%	2.17%	2.07%	1.38%
Portfolio Turnover Rate	6.94	%(b)	10.25%	5.23%	7.15%	24.16%	19.61%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized.
(c)	The Adviser waived a portion of the 1.40% management fee to sustain a fee of 1.00%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 1.00%. (See Note #4.)
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$17.03		$16.47	$17.37	$17.34	$16.89	$16.59
Operations:
Net Investment Income	0.16		0.35	0.35	0.43	0.55	0.58
Net Gains on Securities (Realized & Unrealized)	(0.15)		0.71	(0.76)	0.32	0.64	0.41
Total Operations	$0.01		$1.06	$(0.41)	$0.75	$1.19	$0.99
Distributions:
Net Investment Income	(0.16)		(0.39)	(0.41)	(0.48)	(0.56)	(0.58)
Return of Capital	—		—	—	—	0.00(a)	—
Net Realized Capital Gains	—		(0.11)	(0.08)	(0.24)	(0.18)	(0.11)
Total Distributions	$(0.16)		$(0.50)	$(0.49)	$(0.72)	$(0.74)	$(0.69)
Net Asset Value End of Period	$16.88		$17.03	$16.47	$17.37	$17.34	$16.89
Total Return(b)	0.02	%(c)	6.48%	(2.36)%	4.37%	7.12%	6.02%
Net Assets, End of Period (Millions)	$231.95		$226.14	$224.67	$205.14	$192.47	$183.36
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.85	%(e)	0.85%	0.92%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.85	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.85	%(e)	2.08%	2.00%	2.30%	3.03%	3.27%
Average Net Assets after Waiver	1.85	%(e)	2.08%	2.07%	2.45%	3.18%	3.42%
Portfolio Turnover Rate	12.97	%(c)	27.79%	48.53%	36.11%	34.41%	29.16%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.85%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.85%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$17.32		$16.83	$17.49	$17.35	$16.56	$16.68
Operations:
Net Investment Income	0.17		0.37	0.38	0.45	0.45	0.45
Net Gains (Losses) on Securities (Realized & Unrealized)	(0.14)		0.53	(0.64)	0.18	0.80	(0.12)
Total Operations	$0.03		$0.90	$(0.26)	$0.63	$1.25	$0.33
Distributions:
Net Investment Income	(0.17)		(0.38)	(0.38)	(0.45)	(0.46)	(0.45)
Return of Capital	—		—	—	—	0.00 (a)	—
Net Realized Capital Gains	—		(0.03)	(0.02)	(0.04)	—	—
Total Distributions	$(0.17)		$(0.41)	$(0.40)	$(0.49)	$(0.46)	$(0.45)
Net Asset Value End of Period	$17.18		$17.32	$16.83	$17.49	$17.35	$16.56
Total Return(b)	0.17	%(c)	5.41%	(1.52)%	3.67%	7.62%	1.96%
Net Assets, End of Period (Millions)	$63.14		$58.98	$56.29	$43.79	$39.06	$32.89
Ratios(d)
Ratio of Expenses to
Average Net Assets before Waiver	0.65	%(e)	0.65%	0.81%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.65	%(e)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.03	%(e)	2.19%	2.10%	2.23%	2.35%	2.39%
Average Net Assets after Waiver	2.03	%(e)	2.19%	2.26%	2.58%	2.70%	2.74%
Portfolio Turnover Rate	4.76	%(c)	18.24%	8.96%	13.79%	5.49%	5.28%

*	Unaudited
(a)	Return of Capital is less than $0.005 per share.
(b)	Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	The Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.65%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.65%. (See Note #4.)
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 – Unaudited

1)    Organization

The Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, and Johnson Municipal Income Fund (each individually a “Fund” and collectively the “Funds”) are each a series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Growth Fund and Fixed Income Fund began offering their shares publicly on January 4, 1993. The Opportunity Fund and Municipal Income Fund began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Equity Income Fund began offering its shares publicly on December 30, 2005. The International Fund began offering its shares publicly on December 8, 2008. All the Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objectives of the Funds are as follows:

Equity Income Fund	Above average dividend income and long-term capital growth
Growth Fund	Long-term capital growth
Opportunity Fund	Long-term capital growth
Realty Fund	Above average dividend income and long-term capital growth
International Fund	Long-term capital growth
Fixed Income Fund	A high level of income over the long-term consistent with preservation of capital
Municipal Income Fund	A high level of federally tax-free income over the long-term consistent with preservation of capital

The Equity Income Fund, Growth Fund, Opportunity Fund, Realty Fund, International Fund, and Fixed Income Fund are diversified. The Municipal Income Fund is non-diversified and invests primarily in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Ohio.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Investment Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Accounting Principles Generally Accepted in the United States of America (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity Securities (Common Stock, Real Estate Investment Trusts). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds is estimated using quotations from pricing vendors, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they would be categorized in Level 3.

Municipal Bonds. Municipal Bonds are normally valued using quotations from pricing vendors that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government Securities. U.S. government securities including U.S. Treasury Obligations are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield, and develops an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investment securities as of June 30, 2015:

Equity Income Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$20,000,823	$—	$—	$20,000,823
Telecommunication Services	3,290,573	—	—	3,290,573
Consumer Staples	24,702,199	—	—	24,702,199
Consumer Discretionary	13,372,085	—	—	13,372,085
Energy	18,617,213	—	—	18,617,213
Financial Services	21,735,805	—	—	21,735,805
Health Care	13,616,621	—	—	13,616,621
Information Technology	30,952,570	—	—	30,952,570
Cash Equivalents	238,125	—	—	238,125
Total	$146,526,014	$—	$—	$146,526,014

Growth Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Industrials	$7,816,421	$—	$—	$7,816,421
Consumer Staples	6,158,838	—	—	6,158,838
Consumer Discretionary	6,222,882	—	—	6,222,882
Energy	4,296,448	—	—	4,296,448
Financial Services	7,604,009	—	—	7,604,009
Health Care	5,446,576	—	—	5,446,576
Information Technology	12,743,017	—	—	12,743,017
Cash Equivalents	2,090,789			2,090,789
Total	$52,378,980	$—	$—	$52,378,980

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$2,950,852	$—	$—	$2,950,852
Industrials	8,289,399	—	—	8,289,399
Consumer Staples	2,973,357	—	—	2,973,357
Consumer Discretionary	7,201,684	—	—	7,201,684
Energy	1,589,072	—	—	1,589,072
Financial Services	10,113,733	—	—	10,113,733
Health Care	4,456,861	—	—	4,456,861
Information Technology	4,421,314	—	—	4,421,314
Utilities	916,197	—	—	916,197
Real Estate Investment Trusts	726,647	—	—	726,647
Cash Equivalents	330,273	—	—	330,273
Total	$43,969,389	$—	$—	$43,969,389

Realty Fund	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts:
Residential	$1,583,963	$—	$—	$1,583,963
Diversified	1,557,176	—	—	1,557,176
Health Care Facilities	988,641	—	—	988,641
Hotels/Motels	640,410	—	—	640,410
Office	1,015,503	—	—	1,015,503
Industrial	607,516	—	—	607,516
Retail	2,584,203	—	—	2,584,203
Timber	379,325	—	—	379,325
Cash Equivalents	444,227	—	—	444,227
Total	$9,800,964	$—	$—	$9,800,964

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

International Fund	Level 1	Level 2	Level 3	Total
Common Stock:
Materials	$1,220,491	$—	$—	$1,220,491
Industrials	1,881,005	—	—	1,881,005
Telecommunication Services	1,841,547	—	—	1,841,547
Consumer Staples	1,405,597	—	—	1,405,597
Consumer Discretionary	1,984,811	—	—	1,984,811
Energy	1,586,800	—	—	1,586,800
Financial Services	5,033,121	—	—	5,033,121
Health Care	1,975,488	—	—	1,975,488
Information Technology	1,855,161	—	—	1,855,161
Utilities	616,797	—	—	616,797
Cash Equivalents	258,550	—	—	258,550
Total	$19,659,368	$—	$—	$19,659,368

Fixed Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds
Bank and Finance	$—	$52,397,157	$—	$52,397,157
Industrials	—	50,049,498	—	50,049,498
Utilities	—	20,909,527	—	20,909,527
U.S. Government Treasury Obligations	—	33,438,111	—	33,438,111
U.S. Government Agency Obligations	—	16,433,157	—	16,433,157
U.S. Government Agency Obligations – Mortgage-Backed	—	27,183,289	—	27,183,289
Certificates of Deposit	—	240,570		240,570
Taxable Municipal Bonds	—	19,703,924	—	19,703,924
Non-Taxable Municipal Bonds	—	4,413,167	—	4,413,167
Preferred Stock	3,885,273	—	—	3,885,273
Cash Equivalents	5,506,572	—	—	5,506,572
Total	$9,391,845	$224,768,400	$—	$234,160,245

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

Municipal Income Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds
General Obligation – City	$—	$2,938,635	$—	$2,938,635
General Obligation – County	—	3,003,876	—	3,003,876
General Obligation – State	—	2,158,429	—	2,158,429
Higher Education	—	12,690,793	—	12,690,793
Hospital/Health	—	5,910,493	—	5,910,493
Revenue Bonds – Facility	—	4,037,289		4,037,289
Revenue Bonds – Water & Sewer	—	5,973,466	—	5,973,466
Other Revenue	—	4,428,523	—	4,428,523
School District	—	14,869,655	—	14,869,655
State Agency	—	4,166,994	—	4,166,994
Housing	—	982,354	—	982,354
Cash Equivalents	1,581,495	—	—	1,581,495
Total	$1,581,495	$61,160,507	$—	$62,742,002

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 Securities is included for this reporting period. As of and during the six month period ended June 30, 2015, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

In accordance with GAAP, the Funds are required to enhance the disclosures relating to transactions in derivatives and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows. The Funds did not engage in any derivative transactions as of or during six month period ended June 30, 2015.

3)    Significant Accounting Policies

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

3)    Significant Accounting Policies, continued

Income Taxes:

It is the Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds' policy to distribute annually, after the end of the calendar year, any remaining taxable income to comply with the special provisions of the Internal Revenue Code (the “Code”) available to registered investment companies (“RICs”). Each year the Funds intend to continue to qualify as RICs under Subchapter M of the Code by making distributions as noted above, and complying with the other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Realty Fund, Fixed Income Fund and Municipal Income Fund intend to distribute net investment income on a calendar quarter basis. The Equity Income, Growth, Opportunity and International Funds intend to distribute net investment income, if any, at least once a year. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

4)    Investment Advisory Agreements

The investment advisory agreements provide that the Adviser will pay all of the Funds' operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses.

The Adviser received management fees for the six month period ended June 30, 2015, as indicated below.

Fund	Fee	Management Fee	Payable as of June 30, 2015
Equity Income Fund	1.00%	$748,475	$123,673
Growth Fund	1.00%	266,025	43,710
Opportunity Fund	1.00%	221,667	36,570
Realty Fund	1.00%	54,467	8,330
International Fund	1.00%	97,415	16,524
Fixed Income Fund	0.85%	971,660	162,416
Municipal Income Fund	0.65%	196,546	33,388

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

5)    Related Party Transactions

All officers and one trustee of the Trust are employees of the Adviser. Total compensation for the independent Trustees as a group was $43,875 for the year ended December 31, 2014, and as a group they received no additional compensation from the Trust. Compensation of the Trustees was paid by the Adviser. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2015, client accounts managed by the Adviser with full advisory discretion, held in aggregate the following:

Equity Income Fund	63.64%	International Fund	44.23%
Growth Fund	29.92%	Fixed Income Fund	83.13%
Opportunity Fund	63.93%	Municipal Income Fund	96.59%
Realty Fund	69.61%

Johnson Financial, Inc. is a wholly-owned subsidiary of the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. Fund accounting services will be provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

6)    Purchases and Sales of Securities

From January 1, 2015 through June 30, 2015, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Johnson Equity Income Fund	$26,425,479	$18,253,146	$—	$—
Johnson Growth Fund	7,796,050	9,486,99	—	—
Johnson Opportunity Fund	6,265,270	8,594,054	—	—
Johnson Realty Fund	234,116	1,121,743	—	—
Johnson International Fund	2,223,791	1,330,554	—	—
Johnson Fixed Income Fund	46,523,627	35,503,351	9,768,122	9,551,028
Johnson Municipal Income Fund	6,617,609	2,744,645	—	—

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

7)    Capital Share Transactions

As of June 30, 2015, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its capital shares at the daily net asset value determined after receipt of a shareholder's order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder's written or telephone request in proper form.

	Johnson Equity Income Fund		Johnson Growth Fund		Johnson Opportunity Fund		Johnson Realty Fund
	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014
Shares Sold to Investors	324,680	841,759	61,565	121,698	35,049	49,797	21,118	10,667
Shares Issued on Reinvestment of Dividends	0	446,012	0	175,682	0	118,170	2,667	40,438
Subtotal	324,680	1,287,771	61,565	297,380	35,049	167,967	23,785	51,105
Shares Redeemed	(338,899)	(416,269)	(90,595)	(300,658)	(96,041)	(80,628)	(54,334)	(115,743)
Net Change	(14,219)	871,502	(29,030)	(3,278)	(60,992)	87,339	(30,549)	(64,638)
Shares Outstanding:
Beginning of Year	6,547,262	5,675,760	1,733,487	1,736,765	1,140,581	1,053,242	703,459	768,097
End of Period	6,533,043	6,547,262	1,704,457	1,733,487	1,079,589	1,140,581	672,910	703,459

	Johnson International Fund		Johnson Fixed Income Fund		Johnson Municipal Income Fund
	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014
Shares Sold to Investors	66,929	109,484	1,000,326	1,346,458	397,024	379,775
Shares Issued on Reinvestment of Dividends	0	9,413	27,843	136,889	3,958	8,220
Subtotal	66,929	118,897	1,028,169	1,483,347	400,982	387,995
Shares Redeemed	(38,119)	(34,536)	(565,297)	(1,843,270)	(132,273)	(327,023)
Net Change During Year	28,810	84,361	462,872	(359,923)	268,709	60,972
Shares Outstanding:
Beginning of Year	752,327	667,966	13,280,428	13,640,351	3,405,851	3,344,879
End of Year	781,137	752,327	13,743,300	13,280,428	3,674,560	3,405,851

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

8)    Security Transactions

As of June 30, 2015, the composition of unrealized appreciation (the excess of fair value over tax cost) and depreciation (the excess of tax cost over fair value) was as follows:

Fund	Cost of Securities	Appreciation	Depreciation	Net Appreciation
Johnson Equity Income Fund	$126,728,081	$23,675,091	$(3,877,157)	$19,797,934
Johnson Growth Fund	41,234,182	12,652,505	(1,507,707)	11,144,798
Johnson Opportunity Fund	36,024,811	9,364,770	(1,420,192)	7,994,578
Johnson Realty Fund	5,789,018	4,121,610	(109,664)	4,011,946
Johnson International Fund	16,363,559	4,451,349	(1,155,540)	3,295,809
Johnson Fixed Income Fund	229,418,549	6,550,847	(1,809,151)	4,741,696
Johnson Municipal Income Fund	61,034,943	1,851,280	(144,221)	1,707,059

The difference between book value and tax value unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and post-October losses, as well as the mark-to-market on passive Foreign Investment Companies.

9)    Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

	Tax year	Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Johnson Equity Income Fund	2014	1,818,205	10,151,269	100,202	—	12,069,676
	2015	—	—	—	—	—
Johnson Growth Fund	2014	116,883	5,376,617	—	—	5,493,500
	2015	—	—	—	—	—
Johnson Opportunity Fund	2014	84,499	3,608,232	1,047,935	37,124	4,777,790
	2015	—	—	—	—	—
Johnson Realty Fund	2014	177,457	654,621	—	—	832,078
	2015	119,963	—	—	—	119,963
Johnson International Fund	2014	409,463	—	—	—	409,463
	2015	—	—	—	—	—
Johnson Fixed Income Fund	2014	5,006,449	1,054,921	436,652	1,261	6,499,283
	2015	2,101,562	—	—	—	2,101,562
Johnson Municipal Income Fund	2014	1,266,107	107,198	20,369	—	1,393,674
	2015	613,413	—	—	—	613,413

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

10)    Distributions to Shareholders, continued

As of December 31, 2014, the following Funds had capital loss carryovers which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryovers will expire as follows:

	To Expire in 2016		Indefinite Long-Term	Indefinite Short-Term	Total Capital Loss Carryover
Johnson Growth Fund	$1,132,938	*			$1,132,938
Johnson International Fund			20,587	260,741	281,328

*	Due to IRC Section 382 limitations, utilization of these carryforwards is limited to a maximum of $566,469 per year.

As of December 31, 2014, the Johnson Growth Fund utilized prior year capital loss carryovers of $566,469, and the Johnson International Fund utilized prior year capital loss carryovers of $349,135.

As of December 31, 2014, the International Fund deferred post-October capital losses in the amount of $31,397 and late year net investment losses in the amount of $36,040.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryover	Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings on a tax basis
Johnson Equity Income Fund	$7,919	$—	$2,999,751	$28,789,816	$31,797,486
Johnson Growth Fund	—	(1,132,938)	—	14,241,347	13,108,409
Johnson Opportunity Fund	—	—	—	8,612,883	8,612,883
Johnson Realty Fund	4,098	—	—	5,228,809	5,232,907
Johnson International Fund	34,442	(281,328)	—	2,554,593	2,307,707
Johnson Fixed Income Fund	—	—	—	9,198,411	9,198,411
Johnson Municipal Income Fund	3,213	—	—	2,240,935	2,244,148

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2014 and held through June 30, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2014	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 – June 30, 2015
Johnson Equity Income Fund
Actual Fund Return	$1,000.00	$979.10	$4.91
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Growth Fund
Actual Fund Return	$1,000.00	$998.40	$4.95
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Opportunity Fund
Actual Fund Return	$1,000.00	$1,035.30	$5.05
Hypothetical Return	$1,000.00	$1019.84	$5.06
Johnson Realty Fund
Actual Fund Return	$1,000.00	$937.00	$4.80
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson International Fund
Actual Fund Return	$1,000.00	$1,043.30	$5.07
Hypothetical Return	$1,000.00	$1,019.84	$5.06
Johnson Fixed Income Fund
Actual Fund Return	$1,000.00	$1,000.10	$5.07
Hypothetical Return	$1,000.00	$1,020.58	$4.30
Johnson Municipal Income Fund
Actual Fund Return	$1,000.00	$1,000.85	$3.23
Hypothetical Return	$1,000.00	$1,021.57	$3.29

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the Equity Income, Growth, Opportunity, Realty and International Funds, the expense ratio is 1.00%, for the Fixed Income Fund, the expense ratio is 0.85% and for the Municipal Income Fund, the expense ratio is 0.65%.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, performance for various periods ended March 31, 2015, profitability of the Funds to the Adviser and economies of scale. As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ending March 31, 2015. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s “risk,” measured by standard deviation as opposed to its benchmark.

The Trustees reviewed each of the Funds individually. The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 Index for the 1-year period and had slightly underperformed the index and the Peer Group for the 3-year period. The Trustees considered that the Growth Fund had modestly underperformed against its benchmark, the S&P 500 Index, and its Peer Group average for the 1-year and 3-year periods. With respect to the Opportunity Fund, the Trustees considered that the Fund had underperformed the Peer Group average and the Russell 2500 Index for the 1-year and 5-year periods, but also noted that the Opportunity Fund was transitioned to a small and mid-cap fund during the past year and had a change in benchmark. The Board next discussed the performance of the Realty Fund, noting that it had slightly underperformed its Peer Group average and benchmark for each period. The Trustees noted the improved performance of the International Fund, and that it had outperformed its benchmarks over each period and its Peer Group average for the 1-year period. They noted, however, that the Fund’s performance for the 3 and 5-year periods was lower than the Peer Group average. In addition, the Trustees noted the Fund’s new benchmark, the MSCI ACWI ex USA Index. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund outperformed the Barclays U.S. Aggregate Index and its Peer Group average for the 1-year period but that it had slightly underperformed its benchmark and the Peer Group average for the 3 and 5-year periods. The Trustees recognized that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the 1 and 3-year periods and that it had underperformed its Peer Group average for each period. After discussion, the Trustees indicated that it was consensus that none of the Funds had unreasonable performance and that the Trustees were satisfied that the Adviser is taking steps to address any underperforming Funds.

The Trustees then reviewed each of the Institutional Funds individually. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index for the 1-year and 3-year periods, while it had slightly underperformed its Peer Group average for the 1, 3 and 5-year periods. The Trustees did note the Fund’s 10-year performance was higher than the Peer Group average. Next, the Trustees discussed the performance of the Intermediate Bond Fund. They reviewed its performance for each of the periods, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for the 1-year period but had underperformed its Peer Group for the same timeframe as for the 3-year period. They also noted that the Fund’s performance was in line with its Peer Group average since 2004. With respect to the Core Bond Fund, the Board noted that the Fund had significantly outperformed the Barclays U.S. Aggregate Index and its Peer Group average for the 1-year period, and that it had outperformed its Peer Group average for the 3, 5 and 10-year periods. The Trustees recognized that the Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, and its Peer Group average for the 1, 3 and 5-year periods. They also noted that the Enhanced Return Fund had outperformed its Peer Group average since its inception in 2006 and that it continued to maintain its 5-star Morningstar rating. After discussion, the Trustees indicated that it was their consensus all four of these Funds had reasonable performance.

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. A representative of the Adviser summarized for the Board the information provided and discussed the Adviser’s investment management experience. The Board considered that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes four institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are satisfied with the services being provided to the Funds by the Adviser and its responsiveness to Board requests. They noted that the fund performance watchlist was helpful in tracking the performance of the Funds, especially those that may be underperforming. The Trustees next discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. They noted the many years of experience for much of the Adviser’s professional staff as well as the Adviser’s ability to attract and retain talented portfolio managers. With respect to compliance, the Trustees discussed the Adviser’s compliance program, the resources allocated to compliance and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees took note fo the absence of any litigations or regulatory investigations related to the Adviser. The Trustees further noted that the Trust has never been the subject of any litigation or administrative action. The Adviser provided an overview of the Adviser’s financial status and reported that the business of the Adviser is healthy. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the resources to continue to provide quality advisory services to the Funds.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2014 by each Fund. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the expense ratios of all funds in the applicable Morningstar category. They agreed that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Fixed Income Fund’s expense ratio was just slightly above the mean. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also reviewed the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund is reasonable. They also noted the expenses incurred by the Adviser in providing services to the Funds. The Trustees further considered whether the amount of profit realized by the Adviser is reasonable for the management of each Fund. The Trustees, including the Independent Trustees, concluded that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds were at or below Peer Group averages and in the 56th percentile or below of expense ratios paid by other funds in each of their respective Morningstar categories, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Trustees and representatives from the Adviser agreed to explore the possibility of fee breakpoints in the future. After a discussion, the Trustees concluded that no breakpoints or additional fee reductions are necessary at this time.

The Trustees concluded that the performance of each Fund was acceptable, and while certain Funds may have performed below their respective benchmarks and/or Peer Group averages, they believed that the Adviser has the experience and knowledge to achieve better relative performance for any underperforming Funds in the future. They concluded that the nature and extent of services provided by the Adviser continue to be high quality services, provided on a cost-effective basis, and that the services are consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources to continue to provide high quality advisory services to the Funds. The Board agreed that that the fees paid pursuant to the Management Agreements were reasonable and that the fees earned by the Adviser were reasonable, considering the amount of time spent managing and excellent services provided by the Adviser to each of the Funds. The Trustees noted that the Adviser indicated that it would consider adding breakpoints or further fee reductions in the future as each of the Funds grow. It was the consensus of the Trustees, including the Independent Trustees, that the renewal of each Management Agreement was in the best interests of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

ADDITIONAL INFORMATION
June 30, 2015 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Interested Trustee
Timothy E. Johnson (73) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (72) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (72) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (49) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (57) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

TRUSTEES AND OFFICERS (Unaudited)

Name, Address And Age	Current Position Held With Trust	Year Service Commenced	Principal Occupation During Past Five Years	Number Of Portfolios Overseen	Other Directorships Held During The Past Five Years
Officers
Jason O. Jackman (44) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (56) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (43) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Semi-Annual
Report

June 30, 2015

(Unaudited)

t	Johnson Institutional Short Duration Bond Fund
t	Johnson Institutional Intermediate Bond Fund
t	Johnson Institutional Core Bond Fund
t	Johnson Enhanced Return Fund

Johnson Mutual Funds Trust
3777 West Fork Road  |  Cincinnati, OH  |  45247
(513) 661-3100   (800) 541-0170   fax (513) 661-4901

www.johnsonmutualfunds.com

JOHNSON MUTUAL FUNDS
June 30, 2015 – Unaudited

JOHNSON MUTUAL FUNDS
June 30, 2015 – Unaudited

August 2015

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds’ June 30, 2015 Semi-Annual Report. On the following pages, we have provided commentary on the performance of each of the Funds for the first half of 2015 as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

As the first half of 2015 drew to a close, both the Dow Jones Industrial Average and the S&P 500 Index gave up their year-to-date gains. The catalyst for the end-of-June sell off, Greece, was an all-too-familiar one. Markets had been for the most part inured to events in Europe related to the Greek problem. Negotiations on terms of the bailout have dragged throughout the year and many times when events took a negative turn, investors seemed to shrug it off. After all, Greece represents just 0.3% of the global economy. However, it is clear that the ongoing struggle between Greek political leaders and their European creditors remains a near-term risk to global stock and bond prices.

While the problem is nothing new, the circumstances surrounding the issue have changed since the fall of 2011 when the issue first reared its head. At the time, the risk of contagion (negative spillover effects in markets outside of Greece and Europe) was much greater because a majority of Greek debt was held by the private financial sector around the world. Over the past several years, however, much of the debt has been assumed by the European Central Bank (ECB), the European Stability Mechanism, and the International Monetary Fund, so that in the event of a Greek default, the financial impact might be contained within the public sector. The resolution of the Greek issue will have implications for other countries in fiscal trouble, such as Portugal, Spain, and Ireland, and is surely factoring into the ECB’s strategy related to Greece. While the ups and downs of the drama may affect markets in the short term, there are much more significant factors that will impact the markets in the latter half of 2015 and beyond, such as economic growth, central bank policy, and corporate earnings growth.

Another topic that has garnered attention this year is when the Federal Reserve (Fed) might make its first move to raise interest rates. The last time the Fed embarked on a rate-tightening cycle was in June 2004. It is clear that even the prospect of such a move can affect markets. Without announcing any changes, the mere telegraphing of a move later this year has led to a rise in bond yields and shifts in the stock and currency markets. For example, the 10-year U.S. Treasury yield touched its low of 1.64% in January, but jumped to 2.35% by the end of June as the bond market prepares for higher rates. Rate-sensitive stocks have suffered, evidenced by heavy losses in utilities and real estate stocks.

Overall, markets have steeled themselves somewhat to the prospect of a rate hike as time has passed. In May 2013 when the Fed was in the midst of quantitative easing, the mere mention of“tapering” (another form of policy tightening) by then-Chairman Ben Bernanke created some turbulence in global markets. Now the market seems more comfortable with the prospect of the first rate hike coming in later this year. Given the state of the U.S. economy, it would take a significant slowdown over the next several months in order for the Fed to delay “liftoff.” The labor market, housing data, and consumer spending trends all point to a healthy and improving environment. The focus has turned from the date of liftoff to how quickly the Fed will raise rates after the first hike. The Fed has consistently reminded its audience that its path is dependent on the economic data, meaning that subsequent rate hikes could come in fits and starts.

That being said, U.S. stocks have very often risen in the wake of Fed rate hikes. In the first month following the June 2004 Fed hike to short-term rates, the S&P 500 fell 3.3%. But in the 6 months following, the S&P 500 gained 7.2%. International markets will take notice of whatever happens with the Fed. In the past, emerging market countries have been heavily affected by changes in developed market central bank policy, and they were hit hard in the 2013 “taper tantrum.” But it does not mean that emerging markets will necessarily fall when the Fed hikes, as other factors could overwhelm any fallout from a rate increase. Emerging markets continue to grow at a faster clip than developed markets, while trading at a discount.

A volatile but range-bound U.S. stock market and rising U.S. interest rates served to highlight the benefits of diversification in the first half of 2015. For the past several years diversification has not been the best strategy in terms of producing the highest returns. Investors would have been better off with exposure to nothing but U.S. stocks. But events this year are a helpful reminder of the longer-term benefits of maintaining exposure to various asset classes. While U.S. large cap stock returns were muted, international stocks experienced strong gains in many countries. Mid cap and small cap stocks also outperformed large caps. Investment-grade bond returns were essentially flat in the first half, and in some cases, bond alternatives designed to add value in an environment of rising interest rates outperformed.

1

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Through June 30th, it had been 981 trading days (almost four years) since the S&P 500 Index experienced a loss of 10%, the third longest such stretch since 1950. During that time the market has gained almost 72%. No one knows when the next correction will occur, and the simple fact that it has been a long time does not portend an imminent drop. Nonetheless, we focus on constructing portfolios that can weather the storms that are sure to come so that clients can preserve and build wealth for the long-term. For many clients, that means maintaining a diversified portfolio of high-quality stocks to provide growth complemented by a portfolio of high-quality investment-grade bonds to provide stability in times of stress. We want you to know how much we appreciate the confidence you have placed in us for your investment needs. As always, please feel free to call us at (513)661-3100 or (800)541-0170 with your comments or questions. Thank you.

Sincerely,

Jason Jackman, President

2

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Institutional Short Duration Bond Fund (formerly the JIC Institutional Bond Fund I) provided a total return of 0.65% during the first six months of 2015, compared to a 0.74% return for the Bank of America/Merrill Lynch 1–3 Year US Corporate & Government Index. Increasing International bond yields along with continued gradually improving US economic conditions helped pressure longer maturity US rates higher so far in 2015.

Short maturity bond yields were mixed during the first half of the year, and were outpaced by larger yield increases on longer maturities resulting in a steepening of the yield curve. The Fund benefitted from a shorter duration stance than its benchmark index in the first half of 2015. However, the Fund’s maturity composition detracted from performance as yields on the Fund’s longer-dated holdings increased more as the curve steepened. While the benchmark is comprised solely of 1–3 year maturities, the Fund is constructed with a more diverse maturity profile, including maturities beyond 3 years.

Short duration credit outperformed despite yield spreads versus Treasuries moving modestly wider. Performance was strongest among the financials and industrials sectors, and the Fund’s overweight to these sectors was additive to performance. Conversely, low-quality credits outperformed high-quality credits, and the Fund’s avoidance of low-quality Energy names detracted from performance. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 4% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into the second half of 2015, we expect the market will continue to anticipate the first Fed rate hikes since 2006, placing a growing emphasis on the timing of liftoff and the pace of rate hikes. Growth in the US has likely generated enough positive momentum to allow the Federal Reserve to begin the slow normalization process after several years of emergency policy measures following the financial crisis. The positive economic momentum is also likely to be supportive of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has maintained an underweight duration stance relative to its benchmark and holds securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations still low, due to the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the US economy along with reflationary global Central Bank policies. Finally, we anticipate upward pressure on short and intermediate bond yields in the near term, which should provide an opportunity to extend duration and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of June 30, 2015
	Short Duration Bond Fund	Merrill Lynch 1–3 Year Gov’t/Corp Index
Six Month	0.65%	0.74%
One Year	0.72%	0.90%
Five Years	1.59%	1.22%
Ten Years	3.28%	2.84%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Short Duration Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The net expense ratio is 0.234% as of the Fund’s most recent prospectus dated May 1, 2015. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Merrill Lynch 1–3 Year Government/Corporate Index is the established benchmark. A shareholder cannot invest directly in the Merrill Lynch 1–3 Year Government/Corporate Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

3

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Institutional Intermediate Bond Fund (formerly the JIC Institutional Bond Fund II) provided a total return of 0.56% for the first half of 2015, compared to a 0.81% return for the Barclays Capital Intermediate Government Credit Index. Increasing International bond yields along with continued gradually improving US economic conditions helped pressure longer maturity US rates higher so far in 2015.

Bond yields were volatile in the first half of 2015, initially moving significantly lower to begin the year, depressing the slope of the Treasury curve, but providing an opportunity for the Fund to reduce its sensitivity to rising interest rates relative to its benchmark. This change in positioning helped prepare the Fund for the ensuing significant move higher in longer maturity bond yields that resulted in a notable steepening of the yield curve by mid-year. The Fund benefitted from a shorter duration stance than its benchmark, however, the Fund’s maturity composition detracted from performance as the curve steepened in the first half of 2015.

Meanwhile, intermediate and longer maturity credit mostly lagged over the first six months of 2015 with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many corporate credits widening while Energy related industrial credits tightened as the price of oil rebounded from its lows during the first half. The Fund’s overweight to shorter duration, more liquid, lower volatility credits was a driver of outperformance during the first half, while it’s underweight to Energy related names served as a headwind relative to the Fund’s benchmark. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 7% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into the second half of 2015, we expect the market will continue to anticipate the first Fed rate hikes since 2006, placing a growing emphasis on the timing of liftoff and the pace of rate hikes. Growth in the US has likely generated enough positive momentum to allow the Federal Reserve to begin the slow normalization process after several years of emergency policy measures following the financial crisis. The positive economic momentum is also likely to be supportive of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has maintained its duration at a below neutral stance relative to its benchmark and holds securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations still low, due to the effects of the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the US economy along with reflationary global Central Bank policies. Finally, the Fund is positioned going forward to benefit from a resumption in the flattening of the yield curve which often happens during periods when the Federal Reserve tightens monetary policy.

Average Annual Total Returns as of June 30, 2015
	Intermediate Bond Fund	Barclays Intermediate Government Credit Index
Six Month	0.56%	0.81%
One Year	1.60%	1.68%
Five Years	3.12%	2.79%
Ten Years	4.50%	4.02%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Intermediate Bond Fund. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The net expense ratio is 0.234% as of the Fund’s most recent prospectus dated May 1, 2015. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Intermediate Government Credit Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

4

JOHNSON INSTITUTIONAL CORE BOND FUND
Performance Review – June 30, 2015 Unaudited

The Johnson Institutional Core Bond Fund (formerly the JIC Institutional Bond Fund III) provided a total return of 0.58% for the first half of 2015, compared to a -0.10% return for the Barclays Capital Aggregate Index. Increasing International bond yields along with continued gradually improving US economic conditions helped pressure longer maturity US rates higher so far in 2015.

Bond yields were volatile in the first half of 2015, initially moving significantly lower to begin the year, depressing the slope of the Treasury curve, but providing an opportunity for the Fund to reduce its sensitivity to rising interest rates relative to its benchmark. This change in positioning helped prepare the Fund for the ensuing significant move higher in longer maturity bond yields that resulted in a notable steepening of the yield curve by mid-year. The Fund benefitted from a shorter duration stance than its benchmark, however, the Fund’s maturity composition detracted from performance as the curve steepened in the first half of 2015.

Meanwhile, intermediate and longer maturity credit mostly lagged over the first six months of 2015 with yield spreads versus Treasuries moving wider. Sector performance was uneven though, with many corporate credits widening while Energy related industrial credits tightened as the price of oil rebounded from its lows during the first half. The Fund’s overweight to shorter duration, more liquid, lower volatility credits was a driver of outperformance during the first half, while its underweight to Energy related names served as a headwind relative to the Fund’s benchmark. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 9% is invested in municipal bonds. This combined allocation is greater than the Fund’s benchmark index and a key reason why the yield is higher in the Fund. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into the second half of 2015, we expect the market will continue to anticipate the first Fed rate hikes since 2006, placing a growing emphasis on the timing of liftoff and the pace of rate hikes. Growth in the US has likely generated enough positive momentum to allow the Federal Reserve to begin the slow normalization process after several years of emergency policy measures following the financial crisis. The positive economic momentum is also likely to be supportive of credit spreads and the Fund’s overweight to corporate bonds should benefit as a result. The Fund has maintained its duration at a below neutral stance relative to its benchmark and holds securities such as floating rate and step-up coupon bonds which will also help serve as a cushion to higher short term rates. With inflation expectations still low, due to the effects of the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from declining slack in the US economy along with reflationary global Central Bank policies. Finally, the Fund is positioned going forward to benefit from a resumption in the flattening of the yield curve which often happens during periods when the Federal Reserve tightens monetary policy.

Average Annual Total Returns as of June 30, 2015
	Core Bond Fund	Barclays Capital Aggregate Index
Six Month	0.58%	-0.10%
One Year	2.64%	1.86%
Five Years	3.93%	3.35%
Ten Years	5.21%	4.44%

A high level of income over the long term consistent with capital preservation is the objective of the Johnson Institutional Core Bond Fund and the primary assets are investment-grade government and corporate bonds. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The net expense ratio is 0.234% as of the Fund’s most recent prospectus dated May 1, 2015. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Barclays Capital Aggregate Index is the established benchmark. A shareholder cannot invest directly in the Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

5

JOHNSON ENHANCED RETURN FUND
Performance Review – June 30, 2015 Unaudited

The total return for the Johnson Enhanced Return Fund for the first six months of 2015 was 1.42% compared to 1.23% for the benchmark Standard & Poor’s 500 (S&P 500) Index. The outperformance continues to be driven by effective management of the bond portion of the portfolio compared to the cost of carry in the futures contracts.

Large cap stocks have been volatile so far in 2015, but within a fairly narrow trading range. Concerns about the domestic economic environment early in the year evolved into worries about the potential impact from problems in Europe, and particularly the risk of a default by Greece. As the first half came to a close, uncertainty about the timing of a change in monetary policy from the Federal Reserve created moderately rising bond yields (mostly in longer maturity securities) and declines in stocks. The result was modest returns from most assets. In this environment, the low cost of carry in the futures contracts is allowing their returns to closely track the price return of the S&P 500 Index with the returns from bonds adding value.

Short maturity bond yields were mixed during the first half of the year, while longer maturities experienced larger yield increases. The Fund benefitted from its relatively short duration stance. The Fund emphasizes short duration credit securities which outperformed despite yield spreads generally rising in the market compared to treasuries. Performance was strongest among the financials and industrials sectors, and the Fund’s overweight to these sectors was additive to performance. More than half of the Fund’s bond allocation is to investment-grade rated corporate securities and an additional 4% is invested in municipal bonds. This combined allocation creates a yield advantage for the Fund compared to the cost of the futures, but with only modest volatility. Over time, this yield advantage is critical to the Fund’s ability to outperform its benchmark. It can also be a helpful strategy to protect against rising market rates.

Looking forward into the second half of 2015, we expect the market will continue to anticipate the first Fed rate hikes since 2006, placing a growing emphasis on the timing of liftoff and their pace. Growth in the US has likely generated enough positive momentum to allow the Federal Reserve to begin the slow normalization process after several years of emergency policy measures following the financial crisis. The positive economic momentum is also likely to be supportive of credit spreads and the Fund’s overweight to corporate bonds should benefit. The Fund has maintained a short duration stance in recent quarters and holds securities such as floating rate and step-up coupon bonds which will help serve as a cushion to higher rates. With inflation expectations still low due to the decline in oil, the Fund maintains a position in Treasury Inflation Protected Securities, which will benefit from the reflationary global Central Bank policies of recent years. Finally, we anticipate upward pressure on short and intermediate bond yields in the near term, which should provide an opportunity to extend duration in the future and further enhance the Fund’s yield advantage.

Average Annual Total Returns as of June 30, 2015
	Enhanced Return Fund	S&P 500 Index
Six Month	1.42%	1.23%
One Year	7.34%	7.42%
Five Years	18.14%	17.34%
Since Inception*	8.73%	7.69%

*	Fund Inception was December 30, 2005

Outperforming the Fund’s benchmark, the S&P 500 Index, over a full market cycle is the objective of the Johnson Enhanced Return Fund and the primary assets are stock index futures contracts and short-term investment-grade fixed income securities. The data on this page is unaudited. The data on this page represents past performance and is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The average annual total return numbers include changes in the Fund’s or Index’s share price, plus reinvestment of any income and capital gains. Six month returns are not annualized. The Fund’s performance is after all fees, whereas the Index does not incur fees. The net expense ratio is 0.35% as of the Fund’s most recent prospectus dated May 1, 2015. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. A shareholder cannot invest directly in the S&P 500 Index. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month end, please call 1-800-541-0170.

6

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Senior Usecured Notes, 6.150% Due 08/28/2017	1,000,000	$1,094,300
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	1,019,959
BB&T Subordinated Notes, 5.250% Due 11/01/2019	520,000	572,801
BB&T Corp. Subordinated Notes, 0.561% Due 09/13/2016**	1,480,000	1,475,858
Fifth Third Bancorp Subordinated Notes, 4.500% Due 06/01/2018	819,000	867,500
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,090,000	1,155,471
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,900,000	1,923,877
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,340,000	1,367,135
JPMorgan Chase & Co. Subordinated Notes, 6.000% Due 10/01/2017	635,000	692,374
Key Bank NA Senior Unsecured Notes, 1.700% Due 06/01/2018	1,100,000	1,098,570
Manufacturers and Traders Trust Co. Senior Unsecured Bank Notes, 0.527% Due 03/07/2016**	1,200,000	1,199,972
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,219,591
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,578,011
National City Corp. Subordinated Notes, 6.875% Due 05/15/2019	750,000	869,795
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,250,000	1,334,616
Prudential Financial Corp. Senior Unsecured Notes, 5.375% Due 06/21/2020	750,000	846,165
Prudential Financial Corp. Senior Unsecured Notes, 6.100% Due 06/15/2017	1,250,000	1,358,266
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,000,000	1,008,103
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,100,000	1,120,836

Fixed Income Securities	Face Value	Fair Value
Travelers Companies Inc. Senior Unsecured Notes, 6.250% Due 06/20/2016	1,623,000	$1,708,780
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,437,000	1,456,050
Wachovia Corp. Subordinated Notes, 6.000% Due 11/15/2017	1,305,000	1,437,511
24.6% – Total Finance		$26,405,541
Industrial
Becton Dickinson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,706,000	1,719,356
Becton Dickinson Senior Unsecured Notes, 2.675% Due 12/15/2019	80,000	80,061
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	845,000	876,857
Eaton Corp. Senior Unsecured Notes, 5.300% Due 03/15/2017	1,065,000	1,131,700
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	2,000,000	2,280,206
General Electric Capital Corp. Senior Unsecured Notes, 1.034% Due 04/15/2020**	500,000	503,503
General Electric Capital Corp. Senior Unsecured Notes, 1.23% Due 03/15/2023**	2,000,000	2,010,118
Johnson Controls Inc. Senior Unsecured Notes, 5.500% Due 01/15/2016	1,746,000	1,789,858
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,000,000	1,031,064
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,150,000	1,322,916
McDonald’s Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,000,000	989,144
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,105,364
Schlumberger Investment Senior Unsecured Notes, 1.950% Due 09/14/2016*	1,379,000	1,396,367
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	1,575,000	1,702,720

The accompanying notes are an integral part of these financial statements.

7

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	3,000,000	$3,009,225
Verizon Communications Senior Unsecured Notes, 6.35% Due 04/01/2019	2,000,000	2,285,486
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	1,205,000	1,305,671
22.9% – Total Industrial		$24,539,616
Utilities
AT&T Inc. Senior Unsecured Notes, 0.800% Due 12/01/2015	155,000	154,995
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,845,000	2,016,318
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018	1,280,000	1,430,752
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	200,000	221,299
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	1,000,000	1,107,564
Georgia Power Co. Senior Unsecured Notes, 0.750% Due 08/10/2015	943,000	943,189
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	994,119
Gulf Power Co. Senior Notes, 5.300% Due 12/01/2016	450,000	478,120
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	1,290,000	1,308,896
Virginia Electric & Power Co. Senior Unsecured Notes, 5.400% Due 01/15/2016	810,000	830,699
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,623,000	1,739,444
10.5% – Total Utilities		$11,225,395
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,093,840	4,158,126
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	3,533,810	3,579,640

Fixed Income Securities	Face Value	Fair Value
United States Treasury Notes, 2.000% Due 12/31/2015	2,500,000	$2,535,155
United States Treasury Notes, 2.125% Due 12/31/2015	1,800,000	1,817,579
United States Treasury Notes, 3.250% Due 06/30/2016	4,500,000	4,629,375
United States Treasury Notes, 4.250% Due 08/15/2015	1,450,000	1,457,589
16.9% – Total United States Government Treasury Obligations		$18,177,464
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 0.875% Due 04/15/2020	3,000,000	3,000,663
FHLMC Step-up Coupon Notes, 1.000% Due 04/29/2020	2,000,000	1,994,594
FHLMC Step-up Coupon Notes, 1.000% Due 05/13/2020	3,000,000	2,997,948
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	4,650,000	4,643,774
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019	1,010,000	1,010,749
12.7% – Total United States Government Agency Obligations		$13,647,728
United States Government Agency Obligations – Mortgage-Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.240% Due 04/01/2042**	815,769	849,255
FHLMC CMO Series 2989 Class TG, 5.000% Due 06/15/2025	1,096,634	1,186,641
FHLMC CMO Series 3925 Class VA, 4.000% Due 11/15/2022	1,068,531	1,112,667
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/01/2042	882,415	891,051
FNMA 7/1 Hybrid ARM, 2.803% Due 12/01/2044	1,217,767	1,256,657
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	801,872	863,998
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,236,990	1,268,989
GNMA CMO Pool 2004-95 Class QA, 4.500% Due 03/20/2034	96,285	102,460

The accompanying notes are an integral part of these financial statements.

8

JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
GNMA Pool 726475, 4.000% Due 11/15/2024	451,737	$481,055
7.5% – Total United States Government Agency Obligations – Mortgage-Backed Securities		$8,012,773
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	241,993
0.2% – Total Certificates of Deposit		$241,993
Taxable Municipal Bonds
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,410,000	1,425,834
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 2.731% Due 01/01/2017	1,110,000	1,133,965
West Virginia University Board of Governors Revenue, 1.262% Due 10/01/2016	1,430,000	1,437,293
3.7% – Total Taxable Municipal Bonds		$3,997,092
Total Fixed Income Securities 99.0%		$106,247,602
(Identified Cost $106,193,027)

Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.01%**	410,250	410,250
Total Cash Equivalents 0.4%		$410,250
(Identified Cost $410,250)
Total Portfolio Value 99.4%		$106,657,852
(Identified Cost $106,603,277)
Other Assets in Excess of Liabilities 0.6%		$688,669
Total Net Assets 100.0%		$107,346,521

*	144A Restricted Security. The total fair value of such securities as of June 30, 2015 was $2,827,119 and represented 2.63% of net assets.
-	Schlumberger Bond, Lot 1, purchased on August 16, 2012, for $698,318.
-	Schlumberger Bond, Lot 2, purchased on October 10, 2012, for $725,389.
-	Berkshire Hathaway Energy Co. Bond, Lot 1, was purchased on October 12, 2012, for $1,223,180.
-	Berkshire Hathaway Energy Co. Bond, Lot 2, was purchased on January 15, 2013, for $72,412.80.
-	Berkshire Hathaway Energy Co. Bond, Lot 3, was purchased on November 26, 2014, for $249,766.
**	Variable Rate Security; the rate shown is as of June 30, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

9

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
American Express Co. Subordinated Notes, 3.6250% Due 12/05/2024	1,460,000	$1,420,554
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,336,000	1,473,945
BB&T Corp. Subordinated Notes, 3.950% Due 03/22/2022	500,000	521,424
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,101,541
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,250,000	1,363,596
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	500,000	513,137
Fifth Third Bancorp Subordinated Notes, 5.450% Due 01/15/2017	1,000,000	1,060,065
Huntington National Bank Senior Unsecured Notes, 1.300% Due 11/20/2016	1,200,000	1,198,044
Huntington National Bank Senior Unsecured Notes, 2.600% Due 08/02/2018	220,000	222,765
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,300,000	1,279,078
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,034,680
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,200,000	1,219,591
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,500,000	1,578,010
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,500,000	1,739,589
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,000,000	1,093,867
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,515,000	1,543,697
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,013,257
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	896,000	882,754
Wells Fargo & Co. Subordinated Notes, 3.450% Due 02/13/2023	1,400,000	1,392,419

Fixed Income Securities	Face Value	Fair Value
Wells Fargo & Co. Subordinated Notes, 4.480% Due 01/16/2024	1,220,000	$1,284,344
22.9% – Total Finance		$22,936,357
Industrial
Air Products & Chemicals Senior Unsecured Notes, 7.250% Due 04/15/2016	1,000,000	1,049,860
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,200,000	1,189,627
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,310,000	1,402,271
Eaton Corp. Senior Unsecured Notes, 2.750% Due 11/02/2022	1,500,000	1,458,942
Enterprise Products Senior Unsecured Notes, 4.050% Due 12/15/2022	1,000,000	1,032,977
General Electric Capital Corp. Senior Unsecured Notes, 1.234% Due 03/15/2023**	2,000,000	2,010,118
Home Depot Senior Unsecured Notes, 2.625% Due 06/01/2022	910,000	894,997
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	990,000	1,016,772
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,275,870
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,100,000	1,265,398
McDonald’s Corp. Senior Unsecured Notes, 2.200% Due 05/26/2020	1,200,000	1,186,973
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,105,364
Pepsico Inc. Senior Unsecured Notes, 7.900% Due 11/01/2018	215,000	256,714
Target Corp. Senior Unsecured Notes, 4.875% Due 05/15/2018	1,000,000	1,090,509
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	500,000	540,546
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,500,000	1,504,613
United Technologies Corp. Senior Unsecured Notes, 4.875% Due 03/01/2020	1,000,000	1,098,525

The accompanying notes are an integral part of these financial statements.

10

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	500,000	$708,584
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	1,009,363
21.1% – Total Industrial		$21,098,023
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	820,000	839,650
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,639,282
Duke Energy Corp. Senior Unsecured Notes, 5.050% Due 09/15/2019	620,000	686,690
Duke Energy Ohio First Mortgage, 5.450% Due 04/01/2019	1,000,000	1,118,991
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,000,000	994,119
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	546,293
Mississippi Power Company Senior Unsecured Notes, 5.550% Due 03/01/2019	275,000	306,039
National Rural Utilities Corp. Collateral Trust, 3.050% Due 03/01/2016	700,000	710,254
National Rural Utilities Corp. Collateral Trust, 10.375% Due 11/01/2018	500,000	636,299
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	460,000	508,988
Northern Natural Gas Senior Unsecured Notes, 5.750% Due 07/15/2018*	1,000,000	1,117,775
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055*	1,182,000	1,028,286
Verizon Communications Senior Unsecured Notes, 6.550% Due 09/15/2043	422,000	493,636
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,090,695
11.7% – Total Utilities		$11,716,997

Fixed Income Securities	Face Value	Fair Value
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	4,038,640	$4,091,017
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	4,181,120	4,143,557
United States Treasury Bonds, 4.500% Due 11/15/2015	2,100,000	2,134,125
United States Treasury Notes, 2.000% Due 04/30/2016	4,000,000	4,056,248
United States Treasury Notes, 2.750% Due 11/15/2042	1,150,000	1,069,859
15.4% – Total United States Government Treasury Obligations		$15,494,806
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	2,000,000	1,997,322
FHLMC Step-up Coupon Notes, 0.875% Due 04/15/2020	2,500,000	2,500,552
FHLMC Step-up Coupon Notes, 1.000% Due 04/29/2020	3,000,000	2,991,891
FHLMC Step-up Coupon Notes, 1.000% Due 05/13/2020	2,500,000	2,498,290
TVA Power Series 1997 Class E, 6.250% Due 12/15/2017	825,000	929,996
10.9% – Total United States Government Agency Obligations		$10,918,051
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.240% Due 04/01/2042**	874,039	909,916
FHLMC CMO Pool J12635, 4.000% Due 07/01/2025	933,761	995,006
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	283,085	315,298
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,329,792	1,396,283
FHLMC CMO Series 4017 Class MA, 3.000% Due 03/15/2041	360,169	363,694
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	436,092	489,973

The accompanying notes are an integral part of these financial statements.

11

JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.256% Due 12/01/2041**	620,430	$646,372
FNMA 7/1 Hybrid ARM, 2.803% Due 12/01/2044	1,250,807	1,290,753
FNMA CMO Pool AA4392, 4.000% Due 04/01/2039	566,213	599,944
7.0% – Total United States Government Agency Obligations – Mortgage Backed Securities		$7,007,239
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	243,788
0.2% – Total Certificates of Deposit		$243,788
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	725,000	809,361
Cincinnati Ohio General Obligation, 5.300% Due 12/01/2020	1,000,000	1,001,380
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,000,000	1,148,910
Kentucky Asset Liability Commission Revenue – Build America Bonds, 4.104% Due 04/01/2019	1,000,000	1,078,350
Kentucky Asset Liability Commission Revenue – Build America Bonds, 5.339% Due 04/01/2022	300,000	340,818
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 5.117% Due 06/01/2021	1,435,000	1,592,362
University of North Carolina Chapel Hill Hospital Revenue – Build America Bonds, 3.539% Due 02/01/2017	1,315,000	1,356,173
7.3% – Total Taxable Municipal Bonds		$7,327,354

Fixed Income Securities	Face Value	Fair Value
Non-Taxable Municipal Bonds
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	$526,490
0.5% – Non-Total Taxable Municipal Bonds		$526,490
Total Fixed Income Securities 97.0%		$97,269,105
(Identified Cost $96,662,591)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	1,253,500
Total Preferred Stocks 1.2%		$1,253,500
(Identified Cost $1,188,310)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	1,196,208	1,196,208
Total Cash Equivalents 1.2%		$1,196,208
(Identified Cost $1,196,208)
Total Portfolio Value 99.4%		$99,718,813
(Identified Cost $99,047,109)
Other Assets in Excess of Liabilities 0.6%		$616,553
Total Net Assets 100%		$100,335,366
*	144A Restricted Security. The total fair value of such securities as of June 30, 2015 was $1,117,775 and represented 1.11% of net assets.
-	Northern Natural Gas Bond was purchased on October 12, 2012, for $1,223,180.
**	Variable Rate Security; the rate shown is as of June 30, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

TVA – Tennessee Valley Authority

The accompanying notes are an integral part of these financial statements.

12

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 5.000% Due 09/30/2020	1,000,000	$1,103,252
BB&T Corp. Subordinated Notes, 5.250% Due 11/01/2019	1,000,000	1,101,541
ERP Operating LP Senior Unsecured Notes, 4.625% Due 12/15/2021	1,069,000	1,166,148
Fifth Third Bancorp Subordinated Notes, 4.300% Due 01/16/2024	1,250,000	1,282,844
JPMorgan Chase & Co. Senior Subordinated Notes, 3.875% Due 09/10/2024	1,300,000	1,279,078
Key Bank NA Subordinated Notes, 4.625% Due 06/15/2018	1,000,000	1,034,680
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,270,000	1,290,734
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	1,339,000	1,408,637
PNC Bank NA Subordinated Notes, 6.875% Due 05/15/2019	1,000,000	1,159,726
Prudential Financial Corp. Senior Unsecured Notes, 4.500% Due 11/15/2020	1,165,000	1,274,355
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,100,000	1,120,836
US Bank NA Subordinated Notes, 2.950% Due 07/15/2022	1,640,000	1,615,754
Wells Fargo & Company Subordinated Notes, 5.606% Due 01/15/2044	1,500,000	1,647,435
21.4% – Total Finance		$16,485,020
Industrial
Becton Dickinson Senior Unsecured Notes, 3.125% Due 11/08/2021	1,100,000	1,090,492
Burlington Northern Santa Fe Senior Unsecured Notes, 3.450% Due 09/15/2021	1,000,000	1,033,053
CR Bard Inc. Senior Unsecured Notes, 4.400% Due 01/15/2021	1,420,000	1,520,019
Dover Corp. Senior Unsecured Notes, 5.450% Due 03/15/2018	1,395,000	1,546,805
Enterprise Products Senior Unsecured Notes, 3.350% Due 03/15/2023	1,200,000	1,171,949

Fixed Income Securities	Face Value	Fair Value
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2334% Due 03/15/2023**	2,000,000	$2,010,118
Johnson Controls Inc. Senior Unsecured Notes, 3.750% Due 12/01/2021	850,000	872,986
Kellogg Co. Senior Unsecured Notes, 4.000% Due 12/15/2020	1,200,000	1,275,870
Kroger Co. Senior Unsecured Notes, 6.800% Due 12/15/2018	1,000,000	1,150,362
Norfolk Southern Corp. Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,105,364
Procter & Gamble Co., 5.500% Due 02/01/2034	1,000,000	1,205,027
Union Pacific Corp. Senior Unsecured Notes, 5.650% Due 05/01/2017	580,000	627,033
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	1,570,000	1,574,828
Wal-Mart Stores Inc. Senior Unsecured Notes, 7.550% Due 02/15/2030	1,500,000	2,125,751
Williams Partners LP Senior Unsecured Notes, 4.000% Due 11/15/2021	1,000,000	1,009,363
25.0% – Total Industrial		$19,319,020
Utilities
Alabama Power Co. Senior Notes, 5.200% Due 01/15/2016	715,000	732,134
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,639,282
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	500,000	497,059
Eversource Energy Senior Unsecured Notes, 4.500% Due 11/15/2019	500,000	546,293
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	425,000	460,416
National Rural Utilities Corp. Collateral Trust, 5.450% Due 04/10/2017	800,000	858,917
Berkshire Hathaway Energy Company Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,117,775

The accompanying notes are an integral part of these financial statements.

13

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Verizon Communications Senior Unsecured Notes, 4.672% Due 03/15/2055*	1,182,000	$1,028,286
Verizon Communications Senior Unsecured Notes, 6.550% Due 09/15/2043	122,000	142,710
Xcel Energy Inc. Senior Unsecured Notes, 4.700% Due 05/15/2020	1,000,000	1,090,695
10.5% – Total Utilities		$8,113,567
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	1,009,660	1,022,754
Treasury Inflation Protected Security, 0.125% Due 01/15/2022	3,135,840	3,107,668
United States Treasury Notes, 2.000% Due 04/30/2016	1,750,000	1,774,609
United States Treasury Notes, 2.750% Due 08/15/2042	3,000,000	2,791,173
United States Treasury Notes, 2.750% Due 11/15/2042	1,000,000	930,312
12.5% – Total United States Government Treasury Obligations		$9,626,516
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 05/13/2020**	3,000,000	2,997,948
FHLMC Step-up Coupon Notes, 1.000% Due 07/22/2020**	1,000,000	1,000,705
5.2% – Total United States Government Agency Obligations		$3,998,653
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC 10/1 Hybrid Adjustable Rate Mortgage, 3.252% Due 04/01/2042	874,039	909,916
FHLMC CMO Series 2985 Class GE, 5.500% Due 06/15/2025	247,699	275,886
FHLMC CMO Series 3289 Class ND, 5.500% Due 06/15/2035	32,694	33,779
FHLMC CMO Series 3946 Class LN, 3.500% Due 04/15/2041	1,329,792	1,396,283
FHLMC CMO Series 4017 Class MA, 3.500% Due 03/01/2042	720,339	727,389

Fixed Income Securities	Face Value	Fair Value
FHLMC Gold Partner Certificate Pool G06616, 4.500% Due 12/01/2035	404,730	$439,578
FHLMC Gold Partner Certificate Pool G08068, 5.500% Due 07/01/2035	985,947	1,107,764
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041	620,430	646,372
FNMA CMO Series 2003-79 Class NJ, 5.000% Due 08/25/2023	490,441	528,439
FNMA CMO Series 2013-21 Class VA, 3.000% Due 07/25/2028	1,425,567	1,475,801
FNMA Partner Certificate Pool 889050, 5.000% Due 12/01/2019	714,034	819,071
FNMA Partner Certificate Pool 995112, 5.500% Due 07/01/2036	398,706	449,141
FNMA Partner Certificate Pool AA4392, 4.000% Due 04/01/2039	566,213	599,944
GNMA Pass Thru Certificate Pool 781397, 5.500% Due 02/15/2017	10,590	10,874
12.2% – Total United States Government Agency Obligations – Mortgage Backed Securities		$9,420,237
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.800% Due 06/06/2017	240,000	243,788
0.3% – Total Certificates of Deposit		$243,788
Taxable Municipal Bonds
Bowling Green State University Ohio Revenue – Build America Bonds, 5.330% Due 06/01/2020	750,000	837,270
Florida Atlantic University Capital Improvement Revenue – Build America Bonds, 7.589% Due 07/01/2037	1,785,000	2,050,804
Miami University Ohio General Receipts Revenue – Build America Bonds, 5.263% Due 09/01/2018	1,000,000	1,096,230

The accompanying notes are an integral part of these financial statements.

14

JOHNSON INSTITUTIONAL CORE BOND FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Hamilton County Ohio Health Care Facilities Revenue Bond – The Christ Hospital, 5.000% Due 06/01/2042	500,000	$526,490
Ohio Higher Education Facilities – Cleveland Clinic Health Systems, 3.849% Due 01/01/2022	945,000	1,004,308
Ohio Major New Infrastructure Revenue – Build America Bonds, 4.994% Due 12/15/2020	850,000	958,536
University of Cincinnati Ohio General Receipts Revenue – Build America Bonds, 4.667% Due 06/01/2018	1,000,000	1,083,170
9.8% – Total Taxable Municipal Bonds		$7,556,808
Total Fixed Income Securities 96.9%		$74,763,609
(Identified Cost $73,662,705)

Preferred Stocks	Shares
Allstate Corp. Subordinated Debentures, 5.100% Due 01/15/2053	50,000	1,253,500
Total Preferred Stocks 1.7%		$1,253,500
(Identified Cost $1,195,738)
Cash Equivalents
First American Government Obligation Fund, Class Z, 0.01%**	1,541,929	1,541,929
Total Cash Equivalents 2.0%		$1,541,929
(Identified Cost $1,541,929)
Total Portfolio Value 100.6%		$77,559,038
(Identified Cost $76,400,372)
Liabilities in Excess of Other Assets -0.6%		$(407,171)
Total Net Assets 100.0%		$77,151,867
*	144A Restricted Security. The total fair value of such securities as of June 30 2015 was $1,117,775 and represented 1.45% of net assets.
-	Berkshire Hathaway Energy Co. Bond was purchased on October 12, 2012, for $1,223,180; price on September 30, 2014 was $113.676.
**	Variable Rate Security; the rate shown is as of June 30, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

15

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2015 – Unaudited

Fixed Income Securities	Face Value	Fair Value
Corporate Bonds:
Finance
AON Corp. Senior Unsecured Notes, 3.125% Due 05/27/2016	1,000,000	$1,019,959
AON Corp. Senior Unsecured Notes, 3.500% Due 09/30/2015	1,000,000	1,005,922
American Express Bank Senior Unsecured Notes, 6.000% Due 09/13/2017	1,925,000	2,104,466
BB&T Corp. Subordinated Notes, 4.900% Due 06/30/2017	1,000,000	1,059,412
ERP Operating LP Senior Unsecured Notes, 5.750% Due 06/15/2017	1,500,000	1,622,020
Fifth Third Bancorp Senior Unsecured Notes, 5.450% Due 01/15/2017	1,000,000	1,060,065
Huntington Bancshares Senior Unsecured Notes, 2.600% Due 08/02/2018	1,500,000	1,518,851
JPMorgan Chase & Co. Senior Unsecured Notes, 3.150% Due 07/05/2016	1,000,000	1,020,250
JPMorgan Chase & Co. Subordinated Notes, 5.150% Due 10/01/2015	557,000	562,157
Key Bank NA Subordinated Notes, 5.450% Due 03/03/2016	1,860,000	1,917,018
Manufacturers and Traders Trust Co. Senior Unsecured Bank Floating Rate Notes, 0.5416% Due 03/07/2016	1,500,000	1,499,966
PNC Funding Corporation Guaranteed Notes, 5.125% Due 02/01/2017	789,000	838,486
Marsh & McLennan Companies Inc. Senior Unsecured Notes, 2.300% Due 04/01/2017	1,350,000	1,372,040
MetLife Inc. Senior Unsecured Notes, 6.750% Due 06/01/2016	2,000,000	2,104,014
PNC Bank NA Subordinated Notes, 4.875% Due 09/21/2017	1,000,000	1,067,693
Simon Property Group Senior Unsecured Notes, 5.750% Due 12/01/2015	1,500,000	1,512,155
Suntrust Banks Inc. Senior Unsecured Notes, 3.600% Due 04/15/2016	1,200,000	1,222,730
US Bank NA Junior Subordinated Notes, 3.442% Due 02/01/2016	1,000,000	1,013,257

Fixed Income Securities	Face Value	Fair Value
US Bank NA Subordinated Notes, 3.778% Due 04/29/2020**	1,000,000	$1,001,028
Wachovia Bank NA Subordinated Notes, 5.600% Due 03/15/2016	1,435,000	1,483,220
27.0% – Total Finance		$26,004,709
Industrial
Burlington Northern Santa Fe Senior Unsecured Notes, 6.875% Due 02/15/2016	900,000	933,930
Cooper US Inc. Senior Unsecured Notes, 2.375% Due 01/15/2016	1,000,000	1,008,869
Enterprise Products Senior Unsecured Notes, 6.500% Due 01/31/2019	1,500,000	1,710,155
Becton Dickinson Senior Unsecured Notes, 1.750% Due 11/08/2016	1,389,000	1,399,874
CR Bard Inc. Senior Unsecured Notes, 2.875% Due 01/15/2016	1,195,000	1,208,219
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 0.5389% Due 05/13/2024**	1,100,000	1,050,864
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.0389% Due 04/15/2020**	1,175,000	1,183,232
General Electric Capital Corp. Senior Unsecured Floating Rate Notes, 1.2389% Due 04/15/2023**	1,000,000	1,004,446
Johnson Controls Inc. Senior Unsecured Notes, 5.000% Due 03/30/2020	1,560,000	1,712,501
Kellogg Co. Senior Unsecured Notes, 4.450% Due 05/30/2016	1,500,000	1,546,596
Kroger Co. Senior Unsecured Notes, 1.200% Due 10/17/2016	500,000	500,953
Kroger Co. Senior Unsecured Notes, 6.400% Due 08/15/2017	1,000,000	1,100,994
Norfolk Southern Corporation Senior Unsecured Notes, 5.750% Due 04/01/2018	1,564,000	1,728,789
Northwest Pipeline Senior Unsecured Notes, 7.000% Due 06/15/2016	1,000,000	1,058,538

The accompanying notes are an integral part of these financial statements.

16

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Williams Partners LP Senior Unsecured Notes, 7.250% Due 02/01/2017	500,000	$541,772
Union Pacific Corp. Senior Unsecured Notes, 7.000% Due 02/01/2016	1,000,000	1,036,078
United Technologies Junior Subordinated Notes, 1.778% Due 05/04/2018**	2,000,000	2,006,150
21.5% – Total Industrials		$20,731,960
Utilities
Alabama Power Co. Senior Unsecured Notes, 5.200% Due 01/15/2016	1,175,000	1,203,158
Georgia Power Co. Senior Unsecured Notes, 5.700% Due 06/01/2017	825,000	893,748
AT&T Inc. Senior Unsecured Notes, 5.500% Due 02/01/2018	1,500,000	1,639,282
Verizon Wireless Senior Unsecured Notes, 1.350% Due 06/09/2017	1,000,000	998,583
Mid American Holdings Senior Unsecured Notes, 5.750% Due 04/01/2018	1,000,000	1,106,496
Eversource Energy Senior Unsecured Notes, 1.450% Due 05/01/2018	1,425,000	1,416,620
Verizon Communications Senior Unsecured Notes, 2.500% Due 09/15/2016	686,000	697,131
Xcel Energy Inc. Senior Unsecured Notes, 5.613% Due 04/01/2017	1,420,000	1,521,879
9.9% – Total Utilities		$9,476,897
United States Government Treasury Obligations
Treasury Inflation Protected Security, 0.125% Due 04/15/2018	4,093,840	4,158,126
Treasury Inflation Protected Security, 0.125% Due 04/15/2019	2,524,150	2,556,886
United States Treasury Notes, 2.000% Due 04/30/2016	3,000,000	3,042,186
United States Treasury Notes, 3.250% Due 06/30/2016	3,000,000	3,086,250

Fixed Income Securities	Face Value	Fair Value
United States Treasury Bond, 4.500% Due 02/15/2016	1,000,000	$1,026,953
14.4% – Total United States Government Treasury Obligations		$13,870,401
United States Government Agency Obligations
FHLMC Step-up Coupon Notes, 1.000% Due 12/18/2019	1,000,000	998,661
FHLMC Step-up Coupon Notes, 1.500% Due 01/16/2020	1,000,000	1,000,092
FHLMC Step-up Coupon Notes, 0.875% Due 04/15/2020	3,200,000	3,200,707
FHLMC Step-up Coupon Notes, 1.000% Due 04/29/2020	1,000,000	997,297
FHLMC Step-up Coupon Notes, 1.000% Due 07/22/2020**	2,000,000	2,001,410
FNMA Step-up Coupon Notes, 1.000% Due 07/30/2019**	1,095,000	1,095,812
9.7% – Total United States Government Agency Obligations		$9,293,979
United States Government Agency Obligations – Mortgage Backed Securities
FHLMC Gold Partner Certificate Pool J12635, 4.000% Due 07/01/2025	293,468	312,717
FNMA 10/1 Hybrid Adjustable Rate Mortgage, 3.267% Due 12/01/2041**	620,430	646,372
FNMA CMO Pool 1106, 3.000% Due 07/01/2032	1,764,230	1,799,759
FNMA CMO Pool 833200, 5.500% Due 09/01/2035	1,030,757	1,171,093
FNMA CMO Series 2010-13 Class EV, 5.000% Due 01/25/2022	1,855,485	1,903,484
GNMA Pool 726475, 4.000% Due 11/15/2024	451,737	481,055
GNMA Pool 728920, 4.000% Due 12/15/2024	700,032	744,873
7.3% – Total United States Government Agency Obligations – Mortgage Backed Securities		$7,059,353
Certificates of Deposit
Goldman Sachs Bank USA Certificate of Deposit (FDIC Insured), 1.550% Due 10/17/2017	240,000	241,993
0.3% – Total Certificates of Deposit		$241,993

The accompanying notes are an integral part of these financial statements.

17

JOHNSON ENHANCED RETURN FUND
Portfolio of Investments as of June 30, 2015 - Unaudited

Fixed Income Securities	Face Value	Fair Value
Taxable Municipal Bonds
Columbus – Franklin County Ohio Finance Authority Revenue Bond – Ohio Capital Fund, 1.557% Due 08/15/2016	1,500,000	$1,504,665
Kentucky Property & Buildings Commission Revenue – Build America Bonds, 4.077% Due 11/01/2015	1,000,000	1,011,230
Ohio Higher Education Facilities Commission – Cleveland Clinic Health System, 2.731% Due 01/01/2017	1,000,000	1,021,590
3.7% – Total Municipal Bonds		$3,537,485
Total Fixed Income Securities 93.8%		$90,216,777
(Identified Cost $90,234,882)

Cash & Cash Equivalents	Shares
First American Government Obligation Fund, Class Z, 0.01%**	2,712,501	2,712,501
Cash Collateral held by R.J. O’Brien		4,690,620
Total Cash Equivalents 7.7%		$7,403,121
(Identified Cost $7,403,121)
Total Portfolio Value 101.5%		$97,619,898
(Identified Cost $97,638,003)
Liabilities in Excess of Other Assets -1.5%		$(1,467,488)
Total Net Assets: 100.0%		$96,152,410

Futures Contracts	Long Contracts	Unrealized Appreciation
E-mini Standard & Poor’s 500 expiring September 2015 (50 units per contract) (Notional Value of $95,625,149)	927	$(1,767,895)
**	Variable Rate Security; the rate shown is as of June 30, 2015.

CMO – Collateralized Mortgage Obligation

FDIC – Federal Deposit Insurance Corporation

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

18

JOHNSON MUTUAL FUNDS
June 30, 2015 – Unaudited

Statements of Assets and Liabilities

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
Assets:
Investment Securities at Fair Value*	$106,657,852	$99,718,813	$77,559,038	$92,929,278
Cash Held at Broker	—	—	—	4,690,620
Interest Receivable	738,771	704,189	676,795	913,686
Fund Shares Sold Receivable	46,445	11,853	11,784	—
Receivable for Securities Sold	2,337	2,504	2,504	—
Total Assets	$107,445,405	$100,437,359	$78,250,121	$98,533,584
Liabilities:
Accrued Management Fee	$20,684	$19,286	$14,973	$29,498
Payable for Variation Margin on Futures Contracts	—	—	—	1,772,308
Investment Securities Purchased	—	—	1,000,000	579,368
Fund Shares Redeemed Payable	78,200	82,707	83,281	—
Total Liabilities	$98,884	$101,993	$1,098,254	$2,381,174
Net Assets	$107,346,521	$100,335,366	$77,151,867	$96,152,410
Net Assets Consist of:
Paid in Capital	$107,250,584	$99,665,627	$75,081,133	$93,142,308
Accumulated Net Investment Income	21,783	25,742	18,621	29,695
Accumulated Net Realized Gain (Loss) from Security Transactions & Futures Contracts	19,579	(27,707)	893,447	4,766,407
Net Unrealized Gain (Loss) on Investments	54,575	671,704	1,158,666	(18,105)
Net Unrealized Gain on Futures Contracts	—	—	—	(1,767,895)
Net Assets	$107,346,521	$100,335,366	$77,151,867	$96,152,410
Shares Outstanding (Unlimited Amount Authorized)	7,124,630	6,455,009	4,858,213	6,017,127
Offering, Redemption and Net Asset Value Per Share	$15.07	$15.54	$15.88	$15.98
*Identified Cost of Investment Securities	$106,603,277	$99,047,109	$76,400,372	$97,638,003

The accompanying notes are an integral part of these financial statements.

19

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Statements of Operations

	Johnson Institutional Short Duration Bond Fund	Johnson Institutional Intermediate Bond Fund	Johnson Institutional Core Bond Fund	Johnson Enhanced Return Fund
	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015	Six Months Ended 6/30/2015
Investment Income:
Interest	$601,928	$1,005,690	$995,807	$571,057
Dividends	—	31,875	31,875	—
Total Investment Income	$601,928	$1,037,565	$1,027,682	$571,057
Expenses:
Gross Management Fee	$136,338	$131,647	$113,348	$172,119
Management Fee Waiver (Note #4)	(29,621)	(28,779)	(24,337)	—
Net Expenses	$106,717	$102,868	$89,011	$172,119
Net Investment Income	$495,211	$934,697	$938,671	$398,938
Net Realized Gain/(Loss) from Security Transactions	$1,805	$(27,983)	$893,447	$(26,407)
Net Realized Gain from Futures Contracts	—	—	—	5,355,842
Net Unrealized Change on Investments	16,801	(585,017)	(1,430,711)	149,559
Net Unrealized Change on Futures Contracts	—	—	—	(4,444,573)
Net Gain on Investments	$18,606	$(613,000)	$(537,264)	$1,034,421
Net Change in Net Assets from Operations	$513,817	$321,697	$401,407	$1,433,359

The accompanying notes are an integral part of these financial statements.

20

JOHNSON MUTUAL FUNDS
June 30, 2015 - Unaudited

Statements of Changes in Net Assets

	Johnson Institutional Short Duration Bond Fund		Johnson Institutional Intermediate Bond Fund		Johnson Institutional Core Bond Fund		Johnson Enhanced Return Fund
	Six Months Ended 6/30/2015*	Year Ended 12/31/2014	Six Months Ended 6/30/2015*	Year Ended 12/31/2014	Six Months Ended 6/30/2015*	Year Ended 12/31/2014	Six Months Ended 6/30/2015*	Year Ended 12/31/2014
Operations:
Net Investment Income	$495,211	$960,216	$934,697	$1,849,631	$938,671	$1,875,165	$398,938	$859,082
Net Realized Gain from Security Transactions	1,805	113,252	(27,983)	405,231	893,447	399,051	(26,407)	175,593
Net Realized Gain from Futures Contracts	—	—	—	—	—	—	5,355,842	11,859,773
Net Unrealized Change on Investments	16,801	(2,284)	(585,017)	1,011,606	(1,430,711)	2,558,697	149,559	28,997
Net Unrealized Change on Futures Contracts	—	—	—	—	—	—	(4,444,573)	(413,923)
Net Change in Net Assets from Operations.	$513,817	$1,071,184	$321,697	$3,266,468	$401,407	$4,832,913	$1,433,359	$12,509,522
Distributions to Shareholders:
Net Investment Income	$(487,229)	$(1,041,893)	$(908,955)	$(1,953,115)	$(920,049)	$(2,019,383)	$(393,120)	$(895,771)
Net Realized Gain from Security Transactions	—	—	—	(301,471)	—	(255,270)	—	(13,914,437)
Net Change in Net Assets from Distributions	$(487,229)	$(1,041,893)	$(908,955)	$(2,254,586)	$(920,049)	$(2,274,653)	$(393,120)	$(14,810,208)
Capital Share Transactions:
Proceeds From Sale of Shares	$33,827,271	$21,670,719	$25,307,213	$15,221,692	$7,041,514	$17,441,295	$1,931,514	$6,351,847
Net Asset Value of Shares Issued on Reinvestment of Distributions	56,808	143,560	53,014	147,780	3,383	29,539	393,120	14,810,208
Cost of Shares Redeemed	(4,831,866)	(17,685,786)	(4,077,276)	(12,857,739)	(4,191,741)	(16,515,507)	(4,362,558)	(5,637,871)
Net Change in Net Assets from Capital Share Transactions	$29,052,213	$4,128,493	$21,282,951	$2,511,733	$2,853,156	$955,327	$(2,037,924)	$15,524,184
Net Change in Net Assets	$29,078,801	$4,157,784	$20,695,693	$3,523,615	$2,334,514	$3,513,587	$(997,685)	$13,223,498
Net Assets at Beginning of Year	$78,267,720	$74,109,936	$79,639,673	$76,116,058	$74,817,353	$71,303,766	$97,150,095	$83,926,597
Net Assets at End of Year	$107,346,521	$78,267,720	$100,335,366	$79,639,673	$77,151,867	$74,817,353	$96,152,410	$97,150,095
Accumulated (Distribution in Excess of) Undistributed Net Investment Income	$21,783	$13,801	$25,742	$—	$18,621	$—	$29,695	$23,877
*	Unaudited

The accompanying notes are an integral part of these financial statements.

21

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL SHORT DURATION BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$15.05		$15.03	$15.27	$15.27	$15.27	$15.28
Operations:
Net Investment Income	0.08		0.18	0.25	0.32	0.36	0.50
Net Gains (Losses) on Securities (Realized and Unrealized)	0.02		0.04	(0.22)	0.04	0.03	(0.01)
Total Operations	$0.10		$0.22	$0.03	$0.36	$0.39	$0.49
Distributions:
Net Investment Income	(0.08)		(0.20)	(0.25)	(0.32)	(0.37)	(0.50)
Net Realized Capital Gains	—		—	(0.02)	(0.04)	(0.02)	—
Total Distributions	$(0.08)		$(0.20)	$(0.27)	$(0.36)	$(0.39)	$(0.50)
Net Asset Value at End of Period	$15.07		$15.05	$15.03	$15.27	$15.27	$15.27
Total Return(a)	0.65	%(b)	1.44%	0.16%	2.35%	2.56%	3.28%
Net Assets End of Period (Millions)	$107.35		$78.27	$74.11	$70.08	$67.44	$61.71
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(d)	0.24%	0.24%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	1.01	%(d)	1.14%	1.57%	2.02%	2.33%	3.26%
Average Net Assets after Waiver	1.07	%(d)	1.20%	1.63%	2.06%	2.36%	3.27%
Portfolio Turnover Rate	11.97	%(b)	42.41%	56.49%	43.98%	37.61%	38.27%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2015, 2014, 2013, 2012, 2011, and 2010, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.24%, 0.25%, 0.26%, 0.27%, and 0.29%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2016. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

22

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL INTERMEDIATE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$15.61		$15.40	$16.24	$16.06	$15.86	$15.72
Operations:
Net Investment Income	0.16		0.37	0.45	0.52	0.56	0.64
Net Gains on Securities (Realized and Unrealized)	(0.07)		0.29	(0.56)	0.22	0.33	0.33
Total Operations	$0.09		$0.66	$(0.11)	$0.74	$0.89	$0.97
Distributions:
Net Investment Income	(0.16)		(0.39)	(0.45)	(0.52)	(0.57)	(0.64)
Net Realized Capital Gains	—		(0.06)	(0.28)	(0.04)	(0.12)	(0.19)
Total Distributions	$(0.16)		$(0.45)	$(0.73)	$(0.56)	$(0.69)	$(0.83)
Net Asset Value at End of Period	$15.54		$15.61	$15.40	$16.24	$16.06	$15.86
Total Return(a)	0.56	%(b)	4.31%	(0.68%)	4.70%	5.66%	6.19%
Net Assets End of Period (Millions)	$100.34		$79.64	$76.12	$73.63	$68.04	$61.36
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(d)	0.24%	0.24%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.05	%(d)	2.30%	2.79%	3.05%	3.45%	3.94%
Average Net Assets after Waiver	2.11	%(d)	2.36%	2.85%	3.09%	3.48%	3.95%
Portfolio Turnover Rate	9.12	%(b)	34.31%	55.78%	21.08%	26.91%	29.19%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2015, 2014, 2013, 2012, 2011, and 2010, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.24%, 0.25%, 0.26%, 0.27%, and 0.29%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2016. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

23

FINANCIAL HIGHLIGHTS
JOHNSON INSTITUTIONAL CORE BOND FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$15.98		$15.43	$16.52	$16.54	$16.03	$15.71
Operations:
Net Investment Income	0.19		0.40	0.49	0.56	0.64	0.70
Net Gains on Securities (Realized and Unrealized)	(0.10)		0.63	(0.80)	0.26	0.70	0.47
Total Operations	$0.09		$1.03	$(0.31)	$0.82	$1.34	$1.17
Distributions:
Net Investment Income	(0.19)		(0.43)	(0.49)	(0.56)	(0.67)	(0.70)
Net Realized Capital Gains	—		(0.05)	(0.29)	(0.28)	(0.16)	(0.15)
Total Distributions	$(0.19)		$(0.48)	$(0.78)	$(0.84)	$(0.83)	$(0.85)
Net Asset Value at End of Period	$15.88		$15.98	$15.43	$16.52	$16.54	$16.03
Total Return(a)	0.58	%(b)	6.79%	(1.87%)	5.05%	8.51%	7.54%
Net Assets End of Period (Millions)	$77.15		$74.82	$71.30	$73.55	$60.57	$55.03
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.30	%(d)	0.30%	0.30%	0.30%	0.30%	0.30%
Average Net Assets after Waiver	0.24	%(d)	0.24%	0.24%	0.26%	0.27%	0.29%
Ratio of Net Investment Income to
Average Net Assets before Waiver	2.42	%(d)	2.46%	2.99%	3.19%	3.87%	4.30%
Average Net Assets after Waiver	2.48	%(d)	2.52%	3.04%	3.23%	3.90%	4.31%
Portfolio Turnover Rate	17.26	%(b)	28.30%	67.39%	23.33%	20.08%	23.39%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	In 2015, 2014, 2013, 2012, 2011, and 2010, the Adviser waived a portion of the 0.30% management fee to sustain a net fee of 0.24%, 0.24%, 0.25%, 0.26%, 0.27%, and 0.29%, respectively. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2016. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

24

FINANCIAL HIGHLIGHTS
JOHNSON ENHANCED RETURN FUND

Selected Data for a Share Outstanding Throughout each Period:

	Six Months Ended 6/30/2015*		Year Ended December 31
			2014	2013	2012	2011	2010
Net Asset Value Beginning of Period	$15.82		$16.27	$15.50	$13.43	$13.30	$11.61
Operations:
Net Investment Income	0.07		0.16	0.24	0.23	0.29	0.31
Net Gains (Losses) on Securities and Futures Contracts (Realized and Unrealized)	0.16		2.21	4.58	2.24	0.13	1.69
Total Operations	$0.23		$2.37	$4.82	$2.47	$0.42	$2.00
Distributions:
Net Investment Income	(0.07)		(0.17)	(0.24)	(0.23)	(0.29)	(0.31)
Net Realized Capital Gains	—		(2.65)	(3.81)	(0.17)	—	—
Total Distributions	$(0.07)		$(2.82)	$(4.05)	$(0.40)	$(0.29)	$(0.31)
Net Asset Value at End of Period	$15.98		$15.82	$16.27	$15.50	$13.43	$13.30
Total Return(a)	1.42	%(b)	14.42%	31.31%	18.43%	3.16%	17.56%
Net Assets End of Period (Millions)	$96.15		$97.15	$83.93	$65.19	$51.13	$49.26
Ratios(c)
Ratio of Expenses to
Average Net Assets before Waiver	0.35%		0.35%	0.67%	1.00%	1.00%	1.00%
Average Net Assets after Waiver	0.35	%(d)	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets before Waiver	0.81%		0.93%	1.00%	0.85%	1.48%	1.89%
Average Net Assets after Waiver	0.81	%(d)	0.93%	1.32%	1.50%	2.13%	2.54%
Portfolio Turnover Rate	23.31	%(b)	56.32%	33.09%	49.63%	68.09%	48.42%

*	Unaudited
(a)	Total Return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(b)	Not annualized
(c)	Prior to May 1, 2013, the Adviser waived a portion of the 1.00% management fee to sustain a fee of 0.35%. Effective May 1, 2013, the Adviser removed the fee waiver, and reduced the management fee to 0.35%. (Note #4)
(d)	Annualized

The accompanying notes are an integral part of these financial statements.

25

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 – Unaudited

1)     Organization

The Johnson Institutional Short Duration Bond Fund (formerly the JIC Institutional Bond Fund I), Johnson Institutional Intermediate Bond Fund (formerly the JIC Institutional Bond Fund II), Johnson Institutional Core Bond Fund (formerly the JIC Institutional Bond Fund III) (the “Bond Funds”) and Johnson Enhanced Return Fund (each individually a “Fund” and collectively the “Funds”) are each a diversified series of the Johnson Mutual Funds Trust (the “Trust”), and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The Bond Funds began offering their shares publicly on August 31, 2000. The Johnson Enhanced Return Fund began offering shares publicly on December 30, 2005. All Funds are managed by Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Bond Funds is a high level of income over the long term consistent with preservation of capital. The investment objective of the Johnson Enhanced Return Fund is to outperform the Fund’s benchmark, the S&P 500 Composite Stock Index, over a full market cycle.

2)    Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Generally Accepted Accounting Principles in the United States (“GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

♦	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
♦	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
♦	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level of the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Corporate Bonds. Corporate bonds are generally valued at prices obtained from pricing vendors. The fair value of corporate bonds is estimated using market approach valuation techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market

26

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

price quotations for similar securities (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they will be categorized in Level 3.

U.S. Government Securities. U.S. government securities are generally valued at prices obtained from pricing vendors. U.S. government securities, including U.S. Treasury Obligations, are normally valued using market approach valuation techniques that incorporate observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

U.S. Agency Securities. U.S. agency securities are generally valued at prices obtained from pricing vendors. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. government securities. Mortgage-backed securities are generally valued based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Municipal Bonds. Municipal bonds are generally valued at prices obtained from pricing vendors. Municipal Bonds are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Municipal Bonds are categorized in Level 2 of the fair value hierarchy.

Preferred Stocks. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Certificates of Deposit. Certificates of Deposit are generally valued at prices obtained from pricing vendors. Certificates of Deposit which are traded on the open market are normally valued using a market approach valuation technique that incorporates observable market data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Certificates of Deposit are categorized in Level 2 of the fair value hierarchy.

Money Market. Investments in mutual funds, including money market mutual funds (notated throughout these financials as cash equivalents), are generally priced at the ending net asset value (“NAV”) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Derivative Instruments. Listed derivatives, including futures contracts that are actively traded, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy.

27

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2015:

Short Duration Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$26,405,541	$—	$26,405,541
Industrial	—	24,539,616	—	24,539,616
Utilities	—	11,225,395	—	11,225,395
U.S. Treasury Obligations	—	18,177,464	—	18,177,464
U.S. Agency Obligations	—	13,647,728	—	13,647,728
U.S. Agency Obligations – Mortgage-Backed	—	8,012,773	—	8,012,773
Certificates of Deposit	—	241,993	—	241,993
Taxable Municipal Bonds	—	3,997,092	—	3,997,092
Cash Equivalents	410,250	—	—	410,250
Total	$410,250	$106,247,602	$—	$106,657,852

Intermediate Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$22,936,357	$—	$22,936,357
Industrial	—	21,098,023	—	21,098,023
Utilities	—	11,716,997	—	11,716,997
U.S. Treasury Obligations	—	15,494,806	—	15,494,806
U.S. Agency Obligations	—	10,918,051	—	10,918,051
U.S. Agency Obligations – Mortgage-Backed	—	7,007,239	—	7,007,239
Certificates of Deposit	—	243,788	—	243,788
Taxable Municipal Bonds	—	7,327,354	—	7,327,354
Non-Taxable Municipal Bonds	—	526,490	—	526,490
Preferred Stocks	1,253,500	—	—	1,253,500
Cash Equivalents	1,196,208	—	—	1,196,208
Total	$2,449,708	$97,269,105	$—	$99,718,813

28

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

2)    Security Valuation and Transactions, continued

Core Bond Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$16,485,020	$—	$16,485,020
Industrial	—	19,319,020	—	19,319,020
Utilities	—	8,113,567	—	8,113,567
U.S. Treasury Obligations	—	9,626,516	—	9,626,516
U.S. Agency Obligations	—	3,998,653	—	3,998,653
U.S. Agency Obligations – Mortgage-Backed	—	9,420,237	—	9,420,237
Certificates of Deposit	—	243,788	—	243,788
Taxable Municipal Bonds	—	7,556,808	—	7,556,808
Preferred Stocks	1,253,500	—	—	1,253,500
Cash Equivalents	1,541,929	—	—	1,541,929
Total	$2,795,429	$74,763,609	$0	$77,559,038

Enhanced Return Fund	Level 1	Level 2	Level 3	Totals
Corporate Bonds
Finance	$—	$26,004,709	$—	$26,004,709
Industrial	—	20,731,960	—	20,731,960
Utilities	—	9,476,897	—	9,476,897
U.S. Treasury Obligations	—	13,870,401	—	13,870,401
U.S. Agency Obligations	—	9,293,979	—	9,293,979
U.S. Agency Obligations – Mortgage-Backed	—	7,059,353	—	7,059,353
Certificates of Deposit	—	241,993	—	241,993
Taxable Municipal Bonds	—	3,537,485	—	3,537,485
Cash Equivalents	7,403,121	—	—	7,403,121
Sub-Total	$7,403,121	$90,216,777	$—	$97,619,898
Other Financial Instruments*	(1,767,895)	—	—	(1,767,895)
Total	$5,635,226	$90,216,777	$—	$95,852,003

*	Other financial instruments are futures contracts reflected separately in the Portfolio of Investments, and are reflected at the net unrealized appreciation on the futures contracts.

The Funds did not hold any investments at any time during the reporting period in which unobservable inputs were used in determining fair value. Therefore, no reconciliation of Level 3 securities is included for this reporting period. As of and during the six month period ended June 30, 2015, no securities were transferred into or out of Level 1 or Level 2. If any transfers between levels would occur, they would be reflected as of the end of the period.

29

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

3)    Summary of Significant Accounting Policies

Financial Futures Contracts:

The Enhanced Return Fund invests in stock index futures (equity risk) only for the replication of returns, not speculation. The Fund enters into S&P 500 E-Mini contracts four times a year generally near the time the contracts would expire (contracts expire the third Friday of March, June, September and December). The contracts are generally held until it is time to roll into the next contracts. The average daily notional value for the six month period ended June 30, 2015 was $98,184,576. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the futures contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. The amount of the daily variation margin is reflected as an asset or liability within the Statements of Assets and Liabilities, while the cumulative change in unrealized gain/loss on futures contracts is reported separately within the Statements of Operations. The Net Unrealized Loss on futures contracts, as of June 30, 2015, is presented separately within the components of net assets on the Statements of Assets and Liabialies. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss at the contract settlement date. A realized gain or loss is recognized when a contract is sold, and is the difference between the fair value of the contract at purchase and the fair value of the contract when sold. Realized gains/losses on futures contracts are reported separately within the Statements of Operations. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged asset, as well as the risk that the counterparty will fail to perform its obligations.

As of June 30, 2015, Cash Collateral held by R.J. O’Brien is cash held as collateral against the futures contracts, and is restricted from withdrawal. Net variation margin payable on futures contracts as of June 30, 2015 was $1,772,308.

Offsetting Assets and Liabilities:

The Enhanced Return Fund has adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The Fund’s policy is to recognize a net asset/liability equal to the net variation margin for the futures contracts. As of June 30, 2015, the Fund only has one position and the variation margin applicable to that position is presented in the Statement of Assets and Liabilities. The Fund has no master netting agreements in place as of June 30, 2015.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities, using the interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies (“RICs”). Each year, each Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code by making distributions as noted above and complying with other requirements applicable to RICs. As a result, no provision for income taxes is required.

Accounting for Uncertainty in Income Taxes:

As of and during the six month period ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2011.

Distributions:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Funds intend to distribute net investment income on a calendar quarter basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains, if any, at least once a year. The treatment for financial reporting purposes of distributions made to

30

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

3)    Summary of Significant Accounting Policies, continued

shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.

4)    Investment Advisory Agreement

The investment advisory agreements provide that the Adviser will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), any 12b-1 fees, and extraordinary expenses. Under the terms of the investment advisory agreements, each of the Bond Funds pays the Adviser a management fee at the annual rate of 0.30% (before the contractual waiver described below) of the Fund’s average daily net assets, which is accrued daily and paid monthly. The Johnson Enhanced Return Fund pays the Adviser a management fee at the annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser received management fees for the six month period ended June 30, 2015 as indicated below. The Adviser has agreed to waive a part of the management fee for the Bond Funds from a maximum of 0.30% to an effective fee ratio of 0.234%. This is a change from the fee for the prior period (May 1, 2014 to April 30, 2015) of 0.236%. The Adviser has the right to remove this fee waiver any time after April 30, 2016.

As of June 30, 2015, information regarding fees was as follows:

Fund	Fee	Fee Waiver	Effective Fee Ratio	Management Fee After Waiver	Contractual Waiver	Payable
Short Duration Bond Fund	0.30%	0.066%	0.234%	$106,717	$29,621	$20,684
Intermediate Bond Fund	0.30%	0.066%	0.234%	102,868	28,779	19,286
Core Bond Fund	0.30%	0.066%	0.234%	89,011	24,337	14,973
Enhanced Return Fund	0.35%	—	0.35%	172,119	—	29,498

5)    Related Party Transactions

All officers and one Trustee of the Trust are employees of the Adviser. Total compensation for the Independent Trustees as a group was $24,000 for the six month period ended June 30, 2015, which was paid by the Adviser, and as a group they received no additional compensation from the Trust. The Trust consists of eleven Funds: Johnson Equity Income Fund, Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson International Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, Johnson Institutional Short Duration Bond Fund, Johnson Institutional Intermediate Bond Fund, Johnson Institutional Core Bond Fund, and Johnson Enhanced Return Fund. The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2015, Covie and Company owned in aggregate 67.99% of the Short Duration Bond Fund, 76.86% of the Intermediate Bond Fund, and 99.09% of the Core Bond Fund. At June 30, 2015, client accounts managed by the Adviser, with full advisory discretion, held in aggregate 81.67% of the Enhanced Return Fund.

Johnson Financial, Inc. is a wholly-owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. Fund accounting services are provided by Ultimus Fund Solutions, Cincinnati, Ohio. These services are paid for by the Adviser.

31

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

6)    Purchases and Sales of Securities

For the six month period ended June 30, 2015, purchases and sales of investment securities aggregated:

	Investment Securities Other Than Short Term Investments and U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales
Short Duration Bond Fund	$34,072,831	$13,932,387	$8,316,977	$100,622
Intermediate Bond Fund	24,027,966	7,822,839	6,957,170	93,686
Core Bond Fund	13,694,188	7,489,000	3,889,459	4,194,017
Enhanced Return Fund	19,827,907	15,604,066	7,357,819	5,222,185

7)    Capital Share Transactions

As of June 30, 2015, there were an unlimited number of shares of beneficial interest authorized for each Fund. Each Fund records purchases of its shares at the daily net asset value determined after receipt of a shareholder’s order in proper form. Redemptions are recorded at the net asset value determined following receipt of a shareholder’s written or telephone request in proper form.

	Short Duration Bond Fund		Intermediate Bond Fund		Core Bond Fund		Enhanced Return Fund
	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014	Period ended 06/30/2015	Year ended 12/31/2014
Shares Sold to Investors	2,238,953	1,433,478	1,609,202	972,202	437,177	1,099,637	119,025	379,135
Shares Issued on Reinvestment of Dividends	3,766	9,504	3,381	9,447	211	1,846	24,566	922,154
Subtotal	2,242,719	1,442,982	1,612,583	981,649	437,388	1,101,483	143,591	1,301,289
Shares Redeemed	(320,218)	(1,170,297)	(259,918)	(821,245)	(259,999)	(1,041,427)	(266,319)	(318,222)
Net Increase During Period	1,922,501	272,685	1,352,665	160,404	177,389	60,056	(122,728)	983,067
Shares Outstanding:
Beginning of Year	5,202,129	4,929,444	5,102,344	4,941,940	4,680,824	4,620,768	6,139,855	5,156,788
End of Period	7,124,630	5,202,129	6,455,009	5,102,344	4,858,213	4,680,824	6,017,127	6,139,855

32

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

8)    Security Transactions

For Federal income tax purposes, the cost of investment securities owned on June 30, 2015 was the same as identified cost for the JIC Institutional Bond Funds and the Enhanced Return Fund. As of June 30, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), excluding futures contracts, was as follows:

Fund	Tax Cost of Securities	Appreciation	Depreciation	Net Appreciation (Depreciation)
Short Duration Bond Fund	$106,603,277	$379,244	$(324,670)	$54,575
Intermediate Bond Fund	99,047,109	1,426,672	(754,968)	671,704
Core Bond Fund	76,400,372	1,846,116	(687,450)	1,158,666
Enhanced Return Fund	97,638,003	330,182	(348,287)	(18,105)

9)    Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

10)    Distributions to Shareholders

The tax character of the distributions paid is as follows:

		Ordinary Income	Net Realized Long-Term Capital Gain	Net Realized Short-Term Capital Gain*	Return of Capital	Total Distributions Paid
Short Duration Bond Fund	2014	1,041,893	—	—	—	1,041,893
	2015	487,229	—	—	—	487,229
Intermediate Bond Fund	2014	1,953,115	301,471	—	—	2,254,586
	2015	908,955	—	—	—	908,955
Core Bond Fund	2014	2,019,383	172,050	83,220	—	2,274,653
	2015	920,049	—	—	—	920,049
Enhanced Return Fund	2014	895,771	8,348,667	5,565,770	—	14,810,208
	2015	393,120	—	—	—	393,120

*	Short-Term Capital Gains can be combined with Ordinary Income, and are taxed at the Ordinary Income tax rate.

Under the Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

33

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2015 - Unaudited

10)    Distributions to Shareholders, continued

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryovers	Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Total Distributable Income on a Tax Basis
Short Duration Bond Fund	31,575	—	—	41,543	73,118
Intermediate Bond Fund	35	—	241	1,259,886	1,260,162
Core Bond Fund	—	—	—	2,591,709	2,591,709
Enhanced Return Fund	875,534	—	1,266,405	(169,378)	1,972,561

34

DISCLOSURE OF EXPENSES (Unaudited)

Shareholders of the Funds incur ongoing operating expenses consisting solely of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Funds and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Funds on December 31, 2014 and held through June 30, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing expenses of investing in the Funds and other funds 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

	Beginning Account Value December 31, 2014	Ending Account Value June 30, 2015	Expenses Paid During Period* January 1, 2015 – June 30, 2015
Short Duration Bond Fund
Actual	$1,000.00	$1,006.50	$1.16
Hypothetical	$1,000.00	$1,023.63	$1.20
Intermediate Bond Fund
Actual	$1,000.00	$1,005.60	$1.16
Hypothetical	$1,000.00	$1,023.63	$1.20
Core Bond Fund
Actual	$1,000.00	$1,005.80	$1.16
Hypothetical	$1,000.00	$1,023.63	$1.20
Johnson Enhanced Return Fund
Actual	$1,000.00	$1,014.20	$1.75
Hypothetical	$1,000.00	$1,023.06	$1.78

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the JIC Institutional Bond Funds I, II and III, the expense ratio is 0.234%, and for the Enhanced Return Fund, the expense ratio is 0.35%.

35

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

The Trustees, including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), then considered the renewal of the Management Agreements between the Trust and the Adviser. The Trustees were assisted by experienced independent legal counsel throughout the contract review process. The Independent Trustees discussed the proposed continuance in executive session with such counsel at which no representatives of the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Management Agreements and the weight to be given to each such factor. Among other factors, the Trustees considered (i) the investment performance of each Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the cost of services provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; and (iv) economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the Management Agreements.

The Trustees reviewed information prepared by the Adviser, discussing, among other things, the Adviser’s business, its personnel and operations, services provided to the Funds, the compensation received for management services, information regarding brokerage commissions paid to unaffiliated brokers, performance for various periods ended March 31, 2015, profitability of the Funds to the Adviser and economies of scale. As to the performance of the Funds, the Trustees considered performance data presented by the Adviser showing the relevant Fund’s performance over various periods ending March 31, 2015. Information regarding each Fund’s performance was compared to the performance of the Fund and its Morningstar category (the “Peer Group”) and the Fund’s benchmark index. The Trustees considered the percentile ranking by Morningstar category for each of the Funds. The Trustees also considered charts comparing each Fund’s 1-year and 3-year returns to those of its Peer Group over rolling 1- and 3-year periods, as well as charts comparing each Fund’s 1-year and 3-year total returns and standard deviations to those of its Peer Group. They also discussed, with representatives of the Adviser, the Adviser’s expectations as to each Fund’s “risk,” measured by standard deviation as opposed to its benchmark.

The Trustees reviewed each of the Funds individually. The Trustees recognized that the Equity Income Fund had underperformed the S&P 500 Index for the 1-year period and had slightly underperformed the index and the Peer Group for the 3-year period. The Trustees considered that the Growth Fund had modestly underperformed against its benchmark, the S&P 500 Index, and its Peer Group average for the 1-year and 3-year periods. With respect to the Opportunity Fund, the Trustees considered that the Fund had underperformed the Peer Group average and the Russell 2500 Index for the 1-year and 5-year periods, but also noted that the Opportunity Fund was transitioned to a small and mid-cap fund during the past year and had a change in benchmark. The Board next discussed the performance of the Realty Fund, noting that it had slightly underperformed its Peer Group average and benchmark for each period. The Trustees noted the improved performance of the International Fund, and that it had outperformed its benchmarks over each period and its Peer Group average for the 1-year period. They noted, however, that the Fund’s performance for the 3 and 5-year periods was lower than the Peer Group average. In addition, the Trustees noted the Fund’s new benchmark, the MSCI ACWI ex USA Index. Next, the Trustees discussed the performance of the Fixed Income Fund, noting that the Fund outperformed the Barclays U.S. Aggregate Index and its Peer Group average for the 1-year period but that it had slightly underperformed its benchmark and the Peer Group average for the 3 and 5-year periods. The Trustees recognized that the Municipal Income Fund had outperformed the Barclays 5-year GO Index for the 1 and 3-year periods and that it had underperformed its Peer Group average for each period. After discussion, the Trustees indicated that it was consensus that none of the Funds had unreasonable performance and that the Trustees were satisfied that the Adviser is taking steps to address any underperforming Funds.

The Trustees then reviewed each of the Institutional Funds individually. They noted that the Short Duration Bond Fund had outperformed its benchmark, the Bank of America Merrill Lynch 1 to 3 year U.S. Corporate and Government Index for the 1-year and 3-year periods, while it had slightly underperformed its Peer Group average for the 1, 3 and 5-year periods. The Trustees did note the Fund’s 10-year performance was higher than the Peer Group average. Next, the Trustees discussed the performance of the Intermediate Bond Fund. They reviewed its performance for each of the periods, noting that it had outperformed the Barclays Intermediate U.S. Government Credit Index for the 1-year period but had underperformed its Peer Group for the same timeframe as for the 3-year period. They also noted that the Fund’s performance was in line with its Peer Group average since 2004. With respect to the Core Bond Fund, the Board noted that the Fund had significantly outperformed the Barclays U.S. Aggregate Index and its Peer Group average for the 1-year period, and that it had outperformed its Peer Group average for the 3, 5 and 10-year periods. The Trustees recognized that the Enhanced Return Fund outperformed its benchmark, the S&P 500 Index, and its Peer Group average for the 1, 3 and 5-year periods. They also noted that the Enhanced Return Fund had outperformed its Peer Group average since its inception in 2006 and that it continued to maintain its 5-star Morningstar rating. After discussion, the Trustees indicated that it was their consensus all four of these Funds had reasonable performance.

36

REVIEW AND RENEWAL OF THE MANAGEMENT AGREEMENTS

As to the nature, extent and quality of services provided by the Adviser, the Trustees discussed the information provided in the memorandum that described the Adviser’s business and personnel and analyzed the Adviser’s experience and capabilities. A representative of the Adviser summarized for the Board the information provided and discussed the Adviser’s investment management experience. The Board considered that the Adviser has been providing services to the Trust since 1992 and presently services the 11 no-load funds, which includes four institutional funds. The Board materials also included a review of the firm personnel who serve as portfolio managers to the various Funds. The Trustees noted that they are satisfied with the services being provided to the Funds by the Adviser and its responsiveness to Board requests. They noted that the fund performance watchlist was helpful in tracking the performance of the Funds, especially those that may be underperforming.. The Trustees next discussed the professionalism and experience of the Adviser’s personnel, in particular those dedicated to portfolio management and fund matters. They noted the many years of experience for much of the Adviser’s professional staff as well as the Adviser’s ability to attract and retain talented portfolio managers. With respect to compliance, the Trustees discussed the Adviser’s compliance program, the resources allocated to compliance and the responsiveness of the Adviser to issues raised by the Trust’s chief compliance officer. Additionally, the Trustees took note fo the absence of any litigations or regulatory investigations related to the Adviser. The Trustees further noted that the Trust has never been the subject of any litigation or administrative action. The Adviser provided an overview of the Adviser’s financial status and reported that the business of the Adviser is healthy. It was the consensus of the Trustees, including the Independent Trustees, that the nature and extent of services provided by the Adviser under the Management Agreements was consistent with the Board’s expectations, and that the overall quality of services was excellent. The Trustees also concluded that the Adviser has the resources to continue to provide quality advisory services to the Funds.

As to the cost of the services provided and the profits realized by the Adviser from the relationship with the Funds, the Trustees reviewed the compensation paid to the Adviser for the fiscal year ended December 31, 2014 by each Fund. The Trustees also reviewed a report that includes a percentile ranking of the expense ratio of each Fund compared to the expense ratios of all funds in the applicable Morningstar category. They agreed that the expense ratio was a more meaningful comparison than the actual advisory fee because the Management Agreements have a “universal fee” structure where the Adviser pays substantially all of the expenses of each Fund and is compensated with a higher fee (noting that most of the funds in the Peer Group comparisons do not share this structure). The expense ratio for each Fund was well below the mean, except that the Fixed Income Fund’s expense ratio was just slightly above the mean. The Trustees noted the contractual fee waivers which were in effect during the period for the Short Duration Bond Fund, the Intermediate Bond Fund and the Core Bond Fund as well as the overall fees paid to the Adviser by each Fund for the period. The Trustees also reviewed the benefits to the Adviser of the “soft dollar” research it receives as a result of the Funds’ brokerage activity. The Trustees also discussed the profitability of each of the Funds to the Adviser, and a representative of the Adviser reported on the Adviser’s financial condition and current business environment. The Trustees, including the Independent Trustees, concluded that the Management Fee payable to each Fund is reasonable. They also noted the expenses incurred by the Adviser in providing services to the Funds. The Trustees further considered whether the amount of profit realized by the Adviser is reasonable for the management of each Fund. The Trustees, including the Independent Trustees, concluded that the Adviser’s level of profitability from its relationship with the Funds is not excessive.

The Trustees next considered economies of scale. The Trustees considered that because the Funds were at or below Peer Group averages and in the 56th percentile or below of expense ratios paid by other funds in each of their respective Morningstar categories, and given the size of the Funds and other data, that there were no excessive profits being derived from any of the Funds by the Adviser as a result of its management of the Funds. The Trustees and representatives from the Adviser agreed to explore the possibility of fee breakpoints in the future. After a discussion, the Trustees concluded that no breakpoints or additional fee reductions are necessary at this time.

The Trustees concluded that the performance of each Fund was acceptable, and while certain Funds may have performed below their respective benchmarks and/or Peer Group averages, they believed that the Adviser has the experience and knowledge to achieve better relative performance for any underperforming Funds in the future. They concluded that the nature and extent of services provided by the Adviser continue to be high quality services, provided on a cost-effective basis, and that the services are consistent with the Board’s expectations. The Trustees also concluded that the Adviser has sufficient resources to continue to provide high quality advisory services to the Funds. The Board agreed that that the fees paid pursuant to the Management Agreements were reasonable and that the fees earned by the Adviser were reasonable, considering the amount of time spent managing and excellent services provided by the Adviser to each of the Funds. The Trustees noted that the Adviser indicated that it would consider adding breakpoints or further fee reductions in the future as each of the Funds grow. It was the consensus of the Trustees, including the Independent Trustees, that the renewal of each Management Agreement was in the best interests of the applicable Fund and its shareholders. Accordingly, the Board renewed the Management Agreements for an additional year.

37

ADDITIONAL INFORMATION
June 30, 2015 – Unaudited

Proxy Disclosure

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent 12-month period ended June 30 are available without charge: (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available, without charge, (1) upon request by calling the Funds at 513-661-3100 or toll free at 1-800-541-0170; or (2) from the Fund’s documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

Code of Ethics

The Trust's Code of Ethics is available on request without charge; please call for your copy at 513-661-3100 or 1-800-541-0170 or write us at:

Johnson Mutual Funds
3777 West Fork Road
Cincinnati OH 45247

38

TRUSTEES AND OFFICERS (Unaudited)

Information pertaining to the Trustees and Officers of the Funds is provided below. Trustees who are not deemed to be interested persons of the Funds, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Funds are referred to as Interested Trustees. The Statement of Additional Information includes additional information about the Funds’ Trustees and may be obtained without charge by calling (513) 661-3100 or (800) 541-0170.

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
INTERESTED TRUSTEE
Timothy E. Johnson (73) 3777 West Fork Road Cincinnati, Ohio 45247	Trustee	Since 1992	Chairman of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati; previously President of the Adviser until October 2013.	11	Director, Kendle International, Inc. (2002 – 2011)
Independent Trustees
Ronald H. McSwain (72) 3777 West Fork Road Cincinnati, Ohio 45247	Chairman and Trustee	Since 1992	President of McSwain Carpets, Inc. until 2001; partner of P&R Realty, a real estate development partnership since 1984	11	None
John R. Green (72) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2006	Retired from The Procter & Gamble Company	11	None
James J. Berrens (49) 3777 West Fork Rd Cincinnati, OH 45247	Trustee	Since 2006	Chief Financial Officer, Christian Community Health Services, Since September 2010; Controller of MSA, Inc., January 2006 to September 2010.	11	None
Dr. Jeri B. Ricketts (57) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 2013	Director of Carl H. Lindner Honors-PLUS Program, University of Cincinnati, since 2002; Associate Professor in Accounting, University of Cincinnati since 1986.	11	None

39

TRUSTEES AND OFFICERS (Unaudited)

NAME, ADDRESS AND AGE	CURRENT POSITION HELD WITH TRUST	YEAR SERVICE COMMENCED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS OVERSEEN	OTHER DIRECTORSHIPS HELD DURING THE PAST FIVE YEARS
OFFICERS
Jason O. Jackman (44) 3777 West Fork Rd. Cincinnati, Ohio 45247	President	Since 2013	President and Chief Investment Officer of the Adviser since October 2013; Director of Fixed Income and Institutional Management March 2004 to October 2013.	N/A	N/A
Dale H. Coates (56) 3777 West Fork Road Cincinnati, Ohio 45247	Vice President	Since 1992	Portfolio Manager of the Trust’s Adviser	N/A	N/A
Marc E. Figgins (51) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc.	NA	NA
Scott J. Bischoff (49) 3777 West Fork Road Cincinnati, Ohio 45247	Chief Compliance Officer	Since 2005	Director of Operations of the Trust’s Adviser; Chief Compliance Officer of the Adviser	NA	NA
Jennifer J. Kelhoffer (43) 3777 West Fork Road Cincinnati, Ohio 45247	Secretary	Since 2007	Client Service and Compliance Associate for the Adviser since March 2006	NA	NA

40

Trustees and Officers

Ronald H. McSwain	Independent Trustee, Chairman
Timothy E. Johnson	Interested Trustee
James J. Berrens	Independent Trustee
John R. Green	Independent Trustee
Jeri B. Ricketts	Independent Trustee
Jason Jackman	President
Dale H. Coates	Vice President
Scott J. Bischoff	Chief Compliance Officer
Marc E. Figgins	Chief Financial Officer, Treasurer
Jennifer J. Kelhoffer	Secretary

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

US Bank
425 Walnut Street
Cincinnati, OH 45202

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Legal Counsel

Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds' prospectus, which illustrates each Fund's objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to semiannual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual report.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds.

Not applicable.

Item 9. Purchases of Equity Securities by Closed End Funds and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.”

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of August 14, 2015, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable

(a)(2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a))

(a)(3)	Not applicable

(b)	Certifications required by Rule 30a-2(b)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jason O. Jackman

Jason O. Jackman, President

Date September 8, 2015

By: /s/ Marc E. Figgins

Marc E. Figgins, Treasurer

Date September 8, 2015

* Print the name and title of each signing officer under his or her signature.